Exhibit 10.9
COLLABORATIVE RESEARCH AND LICENSE AGREEMENT
between
ARCHEMIX CORP.
and
MERCK KGaA
June 6, 2007
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

i

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

List of Exhibits

Exhibit A	SELEX Technology Transfer Plan
Exhibit B	Form of Common Stock Purchase Agreement

List of Schedules

Schedule 1A	Optimized Lead Compound Selection Criteria- MERCK Funded Research Projects; MERCK Internal Research Projects

Schedule 1B	Optimized Lead Compound Selection Criteria — ARCHEMIX Internal Research Projects

Schedule 2A	Target Exclusivity List

Schedule 2B	ARCHEMIX Internal Program Targets

Schedule 3	Licensed Patent Rights

Schedule 4	Excluded Aptamers

Schedule 5A	Development Candidate Selection Criteria — MERCK Funded Research Projects; MERCK Internal Research Projects

Schedule 5B	Development Candidate Selection Criteria — ARCHEMIX Internal Research Projects

Schedule 6	Form of Press Release

Schedule 7	Regional Offices or Countries in which Patent Applications are to be Nationalized or Otherwise Prosecuted, Filed and Maintained

Schedule 8	Material Terms to be Included in Form of Co-Promotion Agreement

Schedule 9	MERCK’s Standard Exchange Rate Methodology Applied in Its External Reporting

Schedule 10	Program Chemistries

Schedule 11	Calculation of Net Income

Schedule 12	Form of Materials Transfer Agreement

Schedule 13	Co-Development Costs and Guidelines for their Allocation and Co-Development Regulatory Costs
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

COLLABORATIVE RESEARCH AND LICENSE AGREEMENT
     This COLLABORATIVE RESEARCH AND LICENSE AGREEMENT (this “Agreement”) is entered into as of June 6, 2007, by and between Archemix Corp., a Delaware corporation with offices at 300 Third Street, Cambridge, MA 02142 (“ARCHEMIX”), and Merck KGaA, a company organized under the laws of Germany with offices at Frankfurter Str. 250, 64293 Darmstadt, Germany (“MERCK”). Each of MERCK and ARCHEMIX is sometimes referred to individually herein as a “Party” and collectively as the “Parties.”
     WHEREAS, ARCHEMIX has developed and controls certain technology, patent rights and proprietary materials related to (a) the identification and optimization of aptamers using its proprietary SELEX process and SELEX technology, and (b) the use of such aptamers for treating, preventing or delaying onset or progression of human diseases or conditions; and
     WHEREAS, MERCK is engaged in the research, development and commercialization of human therapeutics; and
     WHEREAS, the Parties entered into the Collaborative Research and License Agreement dated as of January 17, 2007 (the “Initial Collaboration Agreement”), pursuant to which the Parties agreed to collaborate for the purposes of identifying aptamers against two identified targets (the “Initial Targets”) and developing and commercializing products derived from such aptamers for the prevention, treatment and delay of onset or progression of cancer; and
     WHEREAS, the Parties desire to enter into an additional agreement for the purpose of expanding the scope of the collaboration by identifying additional targets for use in identifying aptamers, and developing and commercializing products derived from such aptamers primarily for the prevention, treatment, cure and delay of onset or progression of cancer, inflammatory and/or autoimmune indications; and
     WHEREAS, the Parties agree that all Program Aptamer-Specific Technology (as hereinafter defined) resulting from the collaboration under the terms of this Agreement shall become the sole and exclusive property of MERCK; and
     WHEREAS, the Parties agree that all Technology (as hereinafter defined) relating to the SELEX Technology (as hereinafter defined) or SELEX Process (as hereinafter defined) resulting from the collaboration under the terms of this Agreement shall become the sole and exclusive property of ARCHEMIX.
     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Parties hereto, intending to be legally bound, hereby agree as follows:
1. DEFINITIONS
     Whenever used in this Agreement with an initial capital letter, the terms defined in this Section 1 and in Schedule 8, Schedule 11 and Schedule 13 attached hereto shall have the meanings specified.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.1 “Adverse Event” means any untoward, undesired or unplanned medical occurrence in a human clinical trial subject or a patient, which occurrence has a temporal relationship to administration of a Development Candidate or Product, whether or not considered related to the Development Candidate or Product, including, without limitation, any undesirable sign (including abnormal laboratory findings of clinical concern), symptom or disease associated with the use of such Development Candidate or Product.
     1.2 “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, through one or more affiliates, controls, or is controlled by, or is under common control with, such Person. For purposes of this definition, “control” means (a) ownership of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors in the case of a corporation, or fifty percent (50%) or more of the equity interests in the case of any other type of legal entity, (b) status as a general partner in any partnership, or (c) any other arrangement whereby a Person controls or has the right to control the board of directors of a corporation or equivalent governing body of an entity other than a corporation.
     1.3 “Annual Development Plan” means, with respect to each Optimized Lead Compound and Development Candidate (including without limitation any Co-Developed Development Candidate) and Contract Year, the written plan for the Development Program for such Optimized Lead Compound and Development Candidate for such Contract Year (including a budget related thereto), as such written plan may be amended, modified or updated, as further described in Section 4.3.
     1.4 “Annual Net Sales” means, with respect to any Calendar Year, the aggregate amount of the Net Sales for such Calendar Year.
     1.5 “Annual Research Plan” means the written plan describing the research activities to be carried out by each Party during each Contract Year of the Research Program Term in conducting the Research Program pursuant to this Agreement as well as a budget therefore, as such written plan may be amended, modified or updated, as further described in Section 3.4.
     1.6 “Applicable Laws” means Federal, state, local, national and supra-national laws, statutes, rules and regulations, including any rules, regulations, guidance, guidelines or requirements of Regulatory Authorities, national securities exchanges or securities listing organizations, that are in effect from time to time during the Term and apply to a particular activity hereunder.
     1.7 “Aptamer” means (a) any naturally or non-naturally occurring oligonucleotide identified by ARCHEMIX through the SELEX Process or by MERCK through the SELEX Process in the practice of the SELEX License, that binds with high specificity and affinity to a Target; and (b) any oligonucleotide Derived from the oligonucleotide of (a) that has such high specifity and affinity.
     1.8 “ARCHEMIX Background Technology” means any Technology that is used by ARCHEMIX, or provided by ARCHEMIX for use, in the Research Program and/or the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Development Program that is (a) Controlled by ARCHEMIX as of the Effective Date or (b) conceived or first reduced to practice by employees of, or consultants to, ARCHEMIX after the Effective Date other than in the conduct of ARCHEMIX Research Activities or ARCHEMIX Development Activities and without the use in any material respect of any MERCK Technology (other than Collaboration Aptamers), MERCK Patent Rights or MERCK Materials. For purposes of clarity, ARCHEMIX Background Technology (a) shall include the SELEX Process and SELEX Technology, other than MERCK SELEX Improvements, and (b) shall not include Collaboration Aptamers, ARCHEMIX Program Technology or ARCHEMIX’s interest in Joint Technology.
     1.9 “ARCHEMIX Co-Developed Program Patent Rights” means any Patent Rights Controlled by ARCHEMIX that contain one or more claims that cover ARCHEMIX Co-Developed Program Technology.
     1.10 “ARCHEMIX Co-Developed Program Technology” means any Co-Developed Program Technology that is conceived or first reduced to practice by employees of, or consultants to, ARCHEMIX, alone or jointly with any Third Party, without the use in any material respect of any MERCK Technology (other than Collaboration Aptamers), MERCK Patent Rights, MERCK Materials or Joint Technology. For purposes of clarity, ARCHEMIX Co-Developed Program Technology does not include ARCHEMIX Program Technology or Program Aptamer-Specific Technology.
     1.11 “ARCHEMIX Co-Development Participation Capacity” means, with respect to each Co-Developed Development Candidate, the number of FTEs that ARCHEMIX reasonably determines in good faith it has the capacity and capability to provide towards the Development of such Co-Developed Development Candidate in each Calendar Year.
     1.12 “ARCHEMIX Co-Development Sharing Percentage” means, with respect to each Co-Developed Product, a percentage equal to either [***] percent ([***]%) (the “ARCHEMIX [***]% Co-Development Sharing Percentage”) or [***] percent ([***]%) (the “ARCHEMIX [***]% Co-Development Sharing Percentage”), as designated by ARCHEMIX pursuant to Section 4.10.2(a).
     1.13 “ARCHEMIX Decision” means a decision with respect to the following issues: (a) the conduct by ARCHEMIX of the [***] against [***]; (b) whether ARCHEMIX is to incur any [***]; (c) whether ARCHEMIX is to be obligated to perform any [***] with respect to any [***] that is not a [***]; (d) whether ARCHEMIX is to incur any [***] in the performance of [***] or [***]; (e) the inclusion of any [***] MERCK on the [***]; (f) an increase in the number of FTEs used in any Research Project above [***] FTEs per [***]; (g) the conduct of all research and development activities with respect to an [***] prior to the receipt by ARCHEMIX of the applicable [***]; and (h) the [***] applicable to any ARCHEMIX [***].
     1.14 “ARCHEMIX De Novo Research Activities” means, with respect to any ARCHEMIX Internal Research Project and/or ARCHEMIX Internal Program Target, any research activities that (a) are not ARCHEMIX Research Activities and (b) involve the use by
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

ARCHEMIX of the SELEX Process to identify Aptamers against ARCHEMIX Internal Program Targets.
     1.15 “ARCHEMIX Development Activities” means all Development activities (including without limitation any Development activities with respect to Co-Developed Collaboration Aptamers) specified to be conducted by ARCHEMIX in any Annual Development Plan (or amendment thereto) and approved by ARCHEMIX’s representatives on the JPT, the JDC and the JSC (without resort to the dispute resolution procedures set forth in Section 2.1.6).
     1.16 “ARCHEMIX Facility” means the facility of ARCHEMIX currently located at 300 Third Street, Cambridge, MA 02142.
     1.17 “ARCHEMIX-Gilead License Agreement” means the License Agreement between Gilead Sciences, Inc. and ARCHEMIX dated October 21, 2001, as amended.
     1.18 “ARCHEMIX Internal Program Targets” means the Program Targets identified on Schedule 2B attached hereto.
     1.19 “ARCHEMIX Internal Research Projects” means the research projects being conducted by ARCHEMIX for the ARCHEMIX Internal Program Targets.
     1.20 “ARCHEMIX Materials” means any Proprietary Materials that are Controlled by ARCHEMIX and used by ARCHEMIX, or provided by ARCHEMIX for use, in the Research Program and/or the Development Program. For purposes of clarity, ARCHEMIX Materials shall include all Aptamers provided by ARCHEMIX for use in the Research Program.
     1.21 “ARCHEMIX Minimum Co-Development Participation Level” means with respect to each Co-Developed Development Candidate, the lesser of (a) the ARCHEMIX Co-Development Participation Capacity with respect to such Co-Developed Development Candidate and ; (b) with respect to the ARCHEMIX [***]% Co-Development Sharing Percentage (i) for any Development activities conducted with respect to a Co-Developed Development Candidate at any time during the period commencing on the date of exercise by ARCHEMIX of the Co-Development and Co-Promotion Option with respect to such Co-Developed Development Candidate and continuing until the Initiation of Phase I Clinical Trials with respect to such Co-Developed Development Candidate, a number of ARCHEMIX FTEs equal to [***] percent ([***]%) of the Estimated Aggregate FTEs; (ii) for any Development activities conducted with respect to a Co-Developed Development Candidate at any time during the period commencing on the Initiation of Phase I Clinical Trials with respect to such Co-Developed Development Candidate and continuing until the Initiation of Phase II Clinical Trials with respect to such Co-Developed Development Candidate, a number of ARCHEMIX FTEs equal to [***] percent ([***]%) of the Estimated Aggregate FTEs; and (iii) for any Development activities conducted with respect to a Co-Developed Development Candidate during the period commencing on the Initiation of Phase II Clinical Trials with respect to such Co-Developed Development Candidate and continuing until the completion of Phase III Clinical Trials with respect to such Co-Developed Development Candidate (the “Late Stage Co-Development Activities”), a number of ARCHEMIX FTEs equal to [***] percent ([***]%) of the Estimated Aggregate FTEs, or (c)
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

with respect to the ARCHEMIX [***]% Co-Development Percentage (i) for any Development activities conducted with respect to a Co-Developed Development Candidate at any time during the period commencing on the date of exercise by ARCHEMIX of the Co-Development and Co-Promotion Option with respect to such Co-Developed Development Candidate and continuing until the Initiation of Phase I Clinical Trials with respect to such Co-Developed Development Candidate, a number of ARCHEMIX FTEs equal to [***] percent ([***]%) of the Estimated Aggregate FTEs; (ii) for any Development activities conducted with respect to a Co-Developed Development Candidate at any time during the period commencing on the Initiation of Phase I Clinical Trials with respect to such Co-Developed Development Candidate and continuing until the Initiation of Phase II Clinical Trials with respect to such Co-Developed Development Candidate, a number of ARCHEMIX FTEs equal to [***] percent ([***]%) of the Estimated Aggregate FTEs; and (iii) for any Late Stage Co-Development Activities, a number of ARCHEMIX FTEs equal to [***] percent ([***]%) of the Estimated Aggregate FTEs. For purposes of clarity, the determination and application of the ARCHEMIX Minimum Co-Development Participation Percentage shall not affect the determination or the application of the ARCHEMIX Co-Development Sharing Percentage.
     1.22 “ARCHEMIX Patent Rights” means any Patent Rights Controlled by ARCHEMIX that contain one or more claims that cover ARCHEMIX Technology.
     1.23 “ARCHEMIX Program Technology” means (a) any oligonucleotide of an Enriched Pool that is not a Program Oligonucleotide; (b) any Program Technology that is conceived or first reduced to practice by employees of, or consultants to, ARCHEMIX, alone or jointly with any Third Party, without the use in any material respect of any MERCK Technology (other than Collaboration Aptamers), MERCK Patent Rights, MERCK Materials or Joint Technology; and (c) any Program Technology, regardless of whether conceived or first reduced to practice by employees of, or consultants to, ARCHEMIX, MERCK, or both Parties, alone or jointly with any Third Party, that relates to, or constitutes, the SELEX Process or SELEX Technology. For purposes of clarity, ARCHEMIX Program Technology does not include Program Generic Technology, Program Aptamer-Specific Technology and/or Development Program Technology.
     1.24 “ARCHEMIX Research Activities” means all activities specified to be conducted by ARCHEMIX in any Annual Research Plan (or amendment thereto) that are (a) approved by the JPT and the JSC and (b) to the extent involving matters that are ARCHEMIX Decisions, approved by ARCHEMIX in accordance with Section 2.1.6.
     1.25 “ARCHEMIX Technology” means, collectively, ARCHEMIX Background Technology and ARCHEMIX Program Technology.
     1.26 “Calendar Quarter” means each successive period of three (3) consecutive calendar months commencing on January 1, April 1, July 1 or October 1, as the case may be, and ending on March 31, June 30, September 30 or December 31, respectively; provided, that, the initial Calendar Quarter shall commence on the Effective Date.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.27 “Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31.
     1.28 “Challenge” means any challenge to the validity or enforceability of any of the Licensed Patent Rights in the absence of a material breach of this Agreement, including without limitation by (a) filing a declaratory judgment action in which any of the Licensed Patent Rights is alleged to be invalid or unenforceable; (b) citing prior art pursuant to 35 U.S.C. §301, filing a request for re-examination of any of the Licensed Patent Rights pursuant to 35 U.S.C. §302 and/or §311, or provoking or becoming party to an interference with an application for any of the Licensed Patent Rights pursuant to 35 U.S.C. §135; or (c) filing or commencing any re-examination, opposition, cancellation, nullity or similar proceedings against any of the Licensed Patent Rights in any country.
     1.29 “Change of Control” means, with respect to a Party, (a) a merger, consolidation, share exchange or other similar transaction involving such Party and any Third Party which results in the holders of the outstanding voting securities of such Party immediately prior to such merger, consolidation, share exchange or other similar transaction ceasing to hold more than fifty percent (50%) of the combined voting power of the surviving, purchasing or continuing entity immediately after such merger, consolidation, share exchange or other similar transaction, (b) any transaction or series of related transactions (other than an investment transaction by an entity not engaged in the pharmaceutical or biotechnology business, the purpose of which is to raise capital for a Party) in which a Third Party, together with its Affiliates, becomes the beneficial owner of fifty percent (50%) or more of the combined voting power of the outstanding securities of such Party, or (c) the sale or other transfer to a Third Party of all or substantially all of such Party’s assets which relate to this Agreement.
     1.30 “Clinical Trial” means, collectively, a Phase I Clinical Trial, Phase II Clinical Trial, Phase III Clinical Trial, Phase IV Clinical Trial, or Marketing Support Clinical Trial, as applicable.
     1.31 “Co-Developed Collaboration Aptamer” means, collectively, Co-Developed Development Candidates and Co-Developed Products.
     1.32 “Co-Developed Development Candidate” means any Development Candidate as to which ARCHEMIX has exercised a Co-Development and Co-Promotion Option as described in Section 4.10.2(a) and has not exercised an Opt-Out Right with respect thereto.
     1.33 “Co-Developed Product” means any Product with respect to which ARCHEMIX has exercised a Co-Development and Co-Promotion Option as described in Section 4.10.2(a) and has not exercised an Opt-Out Right with respect thereto. For purposes of clarity, a Co-Promoted Product is a Co-Developed Product.
     1.34 “Co-Developed Program Patent Rights” means, collectively, ARCHEMIX Co-Developed Program Patent Rights, MERCK Co-Developed Program Patent Rights, and Joint Co-Developed Program Patent Rights.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.35 “Co-Developed Program Technology” means any Technology (including, without limitation, any new and useful process, method of manufacture or composition of matter) or Proprietary Materials that are conceived or first reduced to practice (actively or constructively) in the conduct of the Development Program by employees of, or consultants to, MERCK and/or employees of, or consultants to, ARCHEMIX in connection with the Development and/or Commercialization of a Co-Developed Collaboration Aptamer. For purposes of clarity, any Co-Developed Program Technology that relates to the SELEX Process or to the SELEX Technology shall be considered ARCHEMIX Co-Developed Program Technology irrespective of which Party conceived or reduced to practice such Technology.
     1.36 “Co-Development Costs” means the costs set forth in Schedule 13 hereto.
     1.37 “Co-Development and Co-Promotion Option Exercise Period” means, with respect to each Development Candidate, the later of (a) [***] days after the acceptance by the JSC of such Development Candidate in accordance with Section 3.11 and (b) [***] days after the submission by MERCK to ARCHEMIX of an initial outline of the Development activities contemplated by MERCK for such Development Candidate affecting the Co-Development Territory over a [***] year period (including an estimated budget and the Estimated Aggregate FTEs for such activities).
     1.38 “Co-Development Regulatory Costs” means the cost components set forth in Schedule 13 hereto.
     1.39 “Co-Development Territory” means the United States of America and its territories and possessions.
     1.40 “Co-Promoted Product” means a Co-Developed Product with respect to which ARCHEMIX has not exercised, and has no longer the right to exercise, an Opt-Out Right.
     1.41 “Collaboration” means the alliance of ARCHEMIX and MERCK established pursuant to this Agreement for the purposes of identifying, researching and Developing Development Candidates and Commercializing Products in the Field in the Territory.
     1.42 “Collaboration Aptamer” means, collectively, Program Oligonucleotides, Program Aptamers, Lead Compounds, Optimized Lead Compounds, Development Candidates (including without limitation Co-Developed Development Candidates) and/or Products (including without limitation Co-Developed Products).
     1.43 “Combination Product” means a combination or bundled product that is sold together in a single package or as a unit at a single price by a Party, its Affiliates or sublicensees (or Sublicensees, as the case may be) and that includes: (a) a Royalty-Bearing Product; and (b) a Supplemental Product that is not within the Licensed Patent Rights, where both the Royalty-Bearing Product and the Supplemental Product are required to treat the intended Indication and/or to achieve the intended use or effect.
     1.44 “Commercialization” or “Commercialize” means any and all activities directed to the commercialization of a Product after Commercialization Regulatory Approval has been
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

obtained, including marketing, manufacturing for commercial sale, promoting, detailing, distributing, offering to sell and selling a Product, importing a Product for sale, conducting post-marketing human clinical studies and interacting with Regulatory Authorities regarding the foregoing. When used as a verb, “to Commercialize” and “Commercializing” means to engage in Commercialization and “Commercialized” has a corresponding meaning.
     1.45 “Commercially Reasonable Efforts” means (a) with respect to activities of ARCHEMIX in the Research Program, or, with respect to the conduct of ARCHEMIX Development Activities, if any, with respect to Co-Developed Collaboration Aptamers, or, with respect to activities of ARCHEMIX in the Commercialization of any Co-Developed Collaboration Aptamers and/or any Waived Compound which is the subject of a transition plan pursuant to Section 8.1.2(c), the efforts and resources comparable to those undertaken by ARCHEMIX in pursuing the research, discovery, development, commercialization and intellectual property protection of proprietary materials and the development of product candidates, as applicable, that are not subject to the Collaboration and that are at an equivalent stage of development or commercialization and have similar market potential and are at a similar stage in their lifecycle; and (b) with respect to activities of MERCK in the Research Program, the Development of a particular Development Candidate or the Commercialization of a particular Product (including any Co-Developed Collaboration Aptamer), the efforts and resources comparable to those undertaken by MERCK in pursuing intellectual property protection and development of product candidates and commercialization of products, as applicable, that are not subject to the Collaboration and that are at an equivalent stage of development or commercialization and have similar market potential and are at a similar stage in their lifecycle. For purposes of both (a) and (b) above, all relevant factors as measured by the facts and circumstances at the time such efforts are due shall be taken into account, including, as applicable and without limitation, mechanism of action; efficacy and safety; product profile; actual or anticipated Regulatory Authority approved labeling; and the nature and extent of market exclusivity (including patent coverage, proprietary position and regulatory exclusivity; cost, time required for and likelihood of obtaining Commercialization Regulatory Approval; competitiveness of alternative products and market conditions; actual or projected profitability and availability of capacity to manufacture and supply for commercial sale).
     1.46 “Commercialization Regulatory Approval” means, with respect to any Product, the Regulatory Approval required by Applicable Laws to sell such Product for use in the Field in a country or region in the Territory. “Commercialization Regulatory Approval” shall include, without limitation, the approval of any Drug Approval Application. For purposes of clarity, “Commercialization Regulatory Approval” in the United States shall mean final approval of an NDA for the first Indication or sNDA for an additional Indication permitting marketing of the applicable Product in interstate commerce in the United States, “Commercialization Regulatory Approval” in the European Union shall mean marketing authorization for the applicable Product pursuant to Council Directive 2001/83/EC, as amended, or Council Regulation 2309/93/EEC, as amended and “Commercialization Regulatory Approval” in Japan shall mean final approval of an application submitted to the Ministry of Health, Labor and Welfare and the publication of a New Drug Approval Information Package permitting marketing of the applicable Product in Japan, as any of the foregoing may be supplemented or amended from time to time.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.47 “Competitive Entity” means any Third Party (a) with worldwide annual sales of pharmaceutical products in the most recently completed Calendar Year greater than USD [***] (US$ [***]), and (b) that is actively developing or commercializing pharmaceutical products in the [***].
     1.48 “Competitive Program” means any research, development or commercialization activity that involves an aptamer that targets a Program Target for use in the Field.
     1.49 “Compound Candidate” means, collectively, any Primary Compound Candidate and any Backup Compound Candidate.
     1.50 “Compound Candidate Option” means, collectively, any Primary Compound Candidate Option and any Backup Compound Candidate Option.
     1.51 “Confidential Information” means (a) with respect to ARCHEMIX, all tangible embodiments of ARCHEMIX Technology, (b) with respect to MERCK, all tangible embodiments of MERCK Technology and (c) with respect to each Party, (i) all tangible embodiments of Joint Technology and (ii) all information, Technology and Proprietary Materials disclosed or provided by or on behalf of such Party (the “disclosing Party”) to the other Party (the “receiving Party”) or to any of the receiving Party’s employees, consultants, Affiliates or sublicensees (or Sublicensees, as the case may be); provided, that, none of the foregoing shall be Confidential Information if: (A) as of the date of disclosure, it is known to the receiving Party or its Affiliates as demonstrated by contemporaneous credible written documentation, other than by virtue of a prior confidential disclosure to such receiving Party; (B) as of the date of disclosure it is in the public domain, or it subsequently enters the public domain through no fault of the receiving Party; (C) it is obtained by the receiving Party from a Third Party having a lawful right to make such disclosure free from any obligation of confidentiality to the disclosing Party; or (D) it is independently developed by or for the receiving Party without reference to or use of any Confidential Information of the disclosing Party as demonstrated by contemporaneous credible written documentation. For purposes of clarity, unless excluded from Confidential Information pursuant to the proviso at the end of the preceding sentence, any scientific, technical or financial information of a Party that is disclosed at any meeting of the JSC, JPT, JDC or JCC or disclosed through an audit report shall constitute Confidential Information of the disclosing Party. Notwithstanding anything herein to the contrary, the terms of this Agreement shall constitute Confidential Information of each Party.
     1.52 “Contract Year” means (a) the period beginning on the Effective Date and ending on the first anniversary of the Effective Date and (b) each succeeding twelve (12) month period thereafter.
     1.53 “Control” or “Controlled” means (a) with respect to Technology or Patent Rights, the possession by a Party of the right to grant a license or sublicense to such Technology or Patent Rights as provided herein without the payment of additional consideration to, and without violating the terms of any agreement or arrangement with, any Third Party and without violating any Applicable Laws and (b) with respect to Proprietary Materials, the possession by a Party of the right to supply such Proprietary Materials to the other Party as provided herein
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

without the payment of additional consideration to, and without violating the terms of, any agreement or arrangement with any Third Party, and without violating any Applicable Laws.
     1.54 “Derived” means identified, obtained, developed, created, synthesized, generated, designed or resulting from, based upon, containing or incorporating; conjugated to or complexed with (whether directly or indirectly, or in whole or in part).
     1.55 “Detail” means, with respect to a Co-Promoted Product, an interactive, live, face-to-face contact of a representative within the Co-Development Territory with a medical professional with prescribing authority or other individuals or entities that have a significant impact or influence on prescribing decisions, in an effort to increase physician prescribing preferences of such Co-Promoted Product for its approved uses within the Co-Development Territory. When used as a verb, “Detailing” means performing Details. When used as an adjective, “Detailing” means of or related to performing Details.
     1.56 “Development” or “Develop” means, with respect to each Optimized Lead Compound and Development Candidate (including without limitation any Co-Developed Development Candidate), all non-clinical and clinical activities performed in order to obtain Regulatory Approval of a Product (including without limitation any Co-Developed Product) Derived from such Optimized Lead Compound or Development Candidate in accordance with this Agreement up to and including the obtaining of Commercialization Regulatory Approval of such Product. For purposes of clarity, these activities include, without limitation, in vivo animal efficacy testing, preclinical safety testing, test method development and stability testing, regulatory toxicology studies, formulation, process development, manufacturing, manufacturing scale-up, development-stage manufacturing, quality assurance/quality control development, statistical analysis and report writing, clinical trial design and operations, preparing and filing Drug Approval Applications, and all regulatory affairs related to the foregoing. When used as a verb, “Developing” means to engage in Development and “Developed” has a corresponding meaning.
     1.57 “Development Candidate” means (i) with respect to the MERCK Funded Research Projects or MERCK Internal Research Projects, any Optimized Lead Compound that the JPT nominates and the JSC accepts as a Development Candidate as set forth in Section 3.11 and for which MERCK has paid the Development Candidate Milestone Payment in the time allotted for such payment in Section 6.5.1, provided, that, no Collaboration Aptamer shall, after [***], be nominated or accepted as a Development Candidate, and (ii) with respect to the ARCHEMIX Internal Research Projects, any Compound Candidate that MERCK designates as a Development Candidate in accordance with Section 3.9.1 or Section 3.9.2.
     1.58 “Development Candidate Milestone Payment” means the payment to be made to ARCHEMIX upon occurrence of Milestone Event 2 pursuant to Section 6.5.1.
     1.59 “Development Candidate Selection Criteria” or “DCSC” means (i) with respect to the DCSC for Development Candidates that arise from the MERCK Funded Research Projects or MERCK Internal Research Projects, the guideline criteria for selecting Optimized Lead Compounds that are sufficiently promising to warrant further Development as
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Development Candidates as set forth in Schedule 5A attached hereto, as such Schedule 5A shall be amended from time to time by the JSC in order to account for Target specificities, which amendment shall occur before any activities with respect to such Development Candidate are initiated, in any material respect, in the Development Program and (ii) with respect to the DCSC for Development Candidates that arise from ARCHEMIX Internal Research Projects, the guideline criteria for selecting Optimized Lead Compounds that are sufficiently promising to warrant further Development as Development Candidates as set forth in Schedule 5B attached hereto, as such Schedule 5B shall be amended from time to time by ARCHEMIX in order to account for Target specificities.
     1.60 “Development Program” means the Development activities to be conducted during the Term with respect to each Optimized Lead Compound and Development Candidate (including without limitation Co-Developed Development Candidates) pursuant to the Annual Development Plan, with the objective of developing such Optimized Lead Compound or Development Candidate into a Product.
     1.61 “Development Program Technology” means any Technology, other than Co-Developed Program Technology, that is conceived or first reduced to practice within the Development Program, including but not limited to any process for modifying, optimizing, using, formulating, delivering and/or stabilizing a Collaboration Aptamer.
     1.62 “Diagnosis” means (a) the determination or monitoring of (i) the presence or absence of a disease, (ii) the stage, progression or severity of a disease or (iii) the effect on a disease of a particular treatment; and/or (b) the selection of patients for a particular treatment with respect to a disease.
     1.63 “Diagnostic Product” means In Vitro Diagnostics, In Vivo Diagnostic Agents and any product used for Diagnosis. For purposes of clarity, the term Diagnostic Product shall not include a product used for the delay of onset or progression of, or the treatment, cure or prevention of, an Indication.
     1.64 “Drug Approval Application” means, with respect to a Product in a particular country or region, an application for Commercialization Regulatory Approval for such Product in such country or region, including without limitation: (a) an NDA or sNDA; (b) a counterpart of an NDA or sNDA in any country or region in the Territory; and (c) all supplements and amendments to any of the foregoing.
     1.65 “Effective Date” means July 1, 2007.
     1.66 “Enriched Pool” means a pool of oligonucleotides used to perform the SELEX Process against a Program Target in the performance of the Research Program that (a) has undergone [***] or more [***] of [***] and (b) wherein, using an [***] with [***] of [***] (i.e., [***]) and [***] of the applicable Program Target, at least [***]% of the input pool of [***] is [***] in the assay by the Program Target and the [***] fraction of the [***] pool is at least [***] relative to the [***] fraction for [***] (i.e., [***]) pool of [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.67 “Estimated Aggregate FTEs” means, with respect to each Co-Developed Development Candidate, the total number of internal FTEs that MERCK reasonably determines in good faith are required to Develop such Co-Developed Development Candidate in each Calendar Year.
     1.68 Excepted Decision” means any of the following decisions requiring the unanimous approval of all members of the JSC: (a) any decision to approve the Annual Research Plan applicable to the conduct by [***] of any [***] and/or [***]; (b) any decision as to whether a milestone has been achieved under this Agreement for which a milestone payment is payable; (c) any decision as to whether a proposed Target is a [***]; (d) the [***]; (e) whether ARCHEMIX is to be obligated to perform any [***] in connection with the Development of any [***]; (f) the [***] of any Co-Promotion Agreement; and (g) the determination that a [***] identified in the conduct of any [***] meets the [***].
     1.69 “Excluded Aptamer” means any Aptamer listed on Schedule 4 attached hereto.
     1.70 “Failed Compound” means any Collaboration Aptamer directed against a Failed Target.
     1.71 “Failed Target” means (a) any [***] Program Target as to which the JPT concludes and the JSC agrees that ARCHEMIX is unable or unlikely to identify [***] Program Target; (b) any [***] Program Target for which ARCHEMIX fails to identify [***]; (c) any [***] Program Target for which MERCK discontinues Development of an [***]; provided, that, at such time no other [***] for such [***] Program Target are in Development; and (d) any [***] Program Target for which an [***] meeting the applicable DCSC exists and, except for any [***] that results from an ARCHEMIX Internal Research Project, for which MERCK has not paid the Development Candidate Milestone Payment in the time allotted for such payment in Section 6.5.1. For purposes of clarity, a Failed Target shall not be considered a Program Target.
     1.72 “FDA” means the United States Food and Drug Administration or any successor agency or authority thereto.
     1.73 “FDCA” means the United States Federal Food, Drug, and Cosmetic Act, as amended.
     1.74 “Field” means the prevention, treatment, cure and/or delay of the onset or progression of [***]. For purposes of clarity, the Field shall not include the research, development, manufacture, use or sale of Diagnostic Products or Radio Therapeutics.
     1.75 “First Commercial Sale” means, with respect to a Product in a country in the Territory, the first sale, transfer or disposition for value or for an end user of such Product in such country. For purposes of clarity, the use of any Product in clinical trials, pre-clinical studies or other research or development activities, or the disposal or transfer of Products for a bona fide charitable purpose or a commercially reasonable sampling program, shall not be deemed to be a sale, transfer or disposition for value or for an end user.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.76 “Force Majeure” means any occurrence beyond the reasonable control of a Party that (a) prevents or substantially interferes with the performance by such Party of any of its obligations hereunder and (b) occurs by reason of any act of God, flood, fire, explosion, earthquake, strike, lockout, labor dispute, casualty or accident, or war, revolution, civil commotion, act of terrorism, blockage or embargo, or any injunction, law, order, proclamation, regulation, ordinance, demand or requirement of any government or of any subdivision, authority or representative of any such government.
     1.77 “FTE” shall mean [***] of work devoted to or in support of the ARCHEMIX Research Activities or the ARCHEMIX Development Activities other than with respect to Co-Developed Collaboration Aptamers that is carried out by one or more appropriately trained employees of ARCHEMIX, measured in accordance with ARCHEMIX’s time allocation practices from time to time.
     1.78 “FTE Cost” means, for any period, the applicable FTE Rate multiplied by the applicable number of FTEs in such period.
     1.79 “FTE Rate” means (a) with respect to the conduct by ARCHEMIX of any Technology Transfer Activities, [***] Dollars (US $[***]); (b) with respect to the conduct by ARCHEMIX of ARCHEMIX Research Activities in all MERCK Funded Research Projects, [***] Dollars (US $[***]); (c) with respect to the conduct by ARCHEMIX of ARCHEMIX Research Activities in all ARCHEMIX Internal Research Projects pursuant to MERCK’s Additional Research Request as described in Section 3.9.2 or set forth in an Annual Research Plan approved by the JSC after MERCK’s payment of the applicable Option Exercise Fee and/or the conduct by ARCHEMIX of ARCHEMIX Research Activities in all MERCK Internal Research Projects pursuant to Section 3.7.2(c), [***] Dollars (US $[***]) and (d) with respect to the conduct by ARCHEMIX of ARCHEMIX Development Activities other than with respect to a Co-Developed Collaboration Aptamer, ARCHEMIX’s [***] FTE Rate; provided, that, for each Contract Year on and after the first Contract Year, the applicable FTE Rate shall be adjusted by an amount per Contract Year to be determined by multiplying the then-applicable FTE Rate by the cumulative increase or decrease in the Consumer Price Index since the Effective Date ([***] for all items; [***]; available at http://www.bls.gov/cpi/home.htm). The FTE Rate includes all salary, employee benefits, materials and all other expenses including support staff and overhead for or associated with the scientists of a Party performing activities but does not include Third Party Costs.
     1.80 “GAAP” means United States generally accepted accounting principles, consistently applied.
     1.81 “Hatch-Waxman Act” means the Drug Price Competition and Patent Term Restoration Act of 1984, as amended.
     1.82 “[***] Target” means the ARCHEMIX Internal Program Target identified on Schedule B attached hereto as [***]. For purposes of clarity, the [***] Target includes both or either of [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.83 “ICC” means the International Chamber of Commerce in Paris, France.
     1.84 “IND” means: (a) an Investigational New Drug Application as defined in the FDCA and regulations promulgated thereunder or any successor application or procedure required to initiate clinical testing of a Development Candidate in humans in the United States; (b) a counterpart of an Investigational New Drug Application that is required in any other country or region in the Territory before beginning clinical testing of a Development Candidate in humans in such country or region; and (c) all supplements and amendments to any of the foregoing.
     1.85 “Indication” means any human indication, disease or condition which can be treated, prevented, cured or the progression of which can be delayed. For purposes of clarity, distinctions between human indications, diseases or conditions with respect to a Product shall be made by reference to the World Health Organization International Classification of Diseases, version 10 (as revised and updated, “ICD10”).
     1.86 “Initiation” or “Initiate” means, with respect to a human clinical trial, the first date that a subject or patient is dosed in such clinical trial.
     1.87 “In Vitro Diagnostics” means the use of the SELEX Process or aptamers or photoaptamers identified through the use of the SELEX Process in the assay, testing or determination, outside of a living organism, of a substance in a test material. In Vitro Diagnostics shall include, among other things, the use of the SELEX Process or aptamers or photoaptamers identified through the use of the SELEX Process in the assay, testing or determination: (a) outside of a living organism, (i) of a human substance in a test material, often to identify or follow the progression of a disease or disorder, or to select a patient for treatment; (ii) of a plant substance, animal substance or other substance in a test material, often to identify or follow the progression of a disease, process, or disorder in a human or non-human organism; and (iii) of environmental substances (as in water quality testing); and (b) of a substance on a test material such as cells (as in FACS analysis or other measurements of pathogens within biological samples).
     1.88 “In Vivo Diagnostic Agent” means any product containing one or more aptamers that is used for any human in vivo diagnostic purpose related to (inter alia) the identification, quantification or monitoring of the propensity toward, or actual existence of, any disease state.
     1.89 “IPO Price” means the price per share paid by investors participating in the Qualified IPO.
     1.90 “Joint Development Committee” or “JDC” means the committee composed of ARCHEMIX and MERCK representatives established pursuant to Section 2.3.
     1.91 “Joint Patent Rights” means Patent Rights that contain one or more claims that cover Joint Technology.
     1.92 “Joint Project Team” or “JPT” means the committee composed of ARCHEMIX and MERCK representatives established pursuant to Section 2.2.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.93 “Joint Steering Committee” or “JSC” means the committee composed of ARCHEMIX and MERCK representatives established pursuant to Section 2.1.
     1.94 “Joint Co-Developed Program Patent Rights” means any Patent Rights that contain one or more claims that cover Joint Co-Developed Program Technology.
     1.95 “Joint Co-Developed Program Technology” means any Co-Developed Program Technology that is (a) jointly conceived or first reduced to practice (actively or constructively) by employees of, or consultants to, MERCK and employees of, or consultants to, ARCHEMIX or (b) conceived or reduced to practice solely by employees of, or consultants to, a Party with the use in any material respect of any Technology, Patent Rights or Proprietary Materials of the other Party. For purposes of clarity, Joint Co-Developed Program Technology shall not include Program Aptamer-Specific Technology.
     1.96 “Joint Technology” means (a) all Program Generic Technology and (b) any Program Technology (other than Program Aptamer-Specific Technology) that is (i) jointly conceived or reduced to practice by employees of, or consultants to, MERCK and employees of or consultants to ARCHEMIX or (ii) conceived or reduced to practice solely by employees of, or consultants to, a Party with the use in any material respect of any Technology, Patent Rights or Proprietary Materials of the other Party. For purposes of clarity, any Program Technology that relates to the SELEX Process or to the SELEX Technology shall not be considered Joint Technology irrespective of which Party conceived or reduced to practice such improvement. For purposes of clarity, Joint Technology shall not include Program Aptamer-Specific Technology.
     1.97 “Knowledge” means, with respect to a Party, the actual knowledge of any employee of such Party.
     1.98 “Lead Compound” means any Program Aptamer that [***] Program Target that is first identified in the conduct of the Research Program or Development Program, or any Aptamer [***] first identified in the conduct of the Research Program or Development Program that [***] Program Target; provided, that, no Collaboration Aptamer shall, after [***], be nominated or designated as a Lead Compound.
     1.99 “Licensed Patent Rights” means any ARCHEMIX Patent Rights and ARCHEMIX’s interest in Joint Patent Rights that (a) contain one or more claims that cover any Collaboration Aptamer, including its manufacture or its formulation or a method of its delivery or of its use, (b) contain one or more claims that cover the SELEX Process or SELEX Technology or (c) are necessary for MERCK to exercise the licenses granted to it pursuant to Sections 8.1.1 and 8.2. For purposes of clarity, Licensed Patent Rights existing as of the Effective Date include those listed on Schedule 3 attached hereto.
     1.100 “Licensed Technology” means any ARCHEMIX Technology and ARCHEMIX’s interest in Joint Technology that (a) relates to any Collaboration Aptamer, including its manufacture or its formulation or a method of its delivery or of its use; (b) relates to the SELEX Process or SELEX Technology; and (c) is necessary for MERCK to exercise the licenses granted to it pursuant to Sections 8.1.1 and 8.2.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.101 “Major Market Country” means each of the [***] and [***].
     1.102 “Marketing Support Clinical Trial” means a clinical trial conducted in humans in any country, the results of which are intended to be used to support the marketing of a drug within its approved Indication in such country.
     1.103 “MERCK Background Technology” means any Technology that is used by MERCK, or provided by MERCK for use, in the Research Program and/or Development Program that is (a) Controlled by MERCK as of the Effective Date or (b) conceived or first reduced to practice by employees of, or consultants to, MERCK after the Effective Date other than in the conduct of MERCK Research Activities or MERCK Development Activities and without the use in any material respect of any Collaboration Aptamers, ARCHEMIX Technology, ARCHEMIX Patent Rights, or ARCHEMIX Materials. For purposes of clarity, MERCK Background Technology shall not include MERCK Program Technology or MERCK’s interest in Joint Technology.
     1.104 “MERCK Co-Developed Program Patent Rights” means any Patent Rights Controlled by MERCK that contain one or more claims that cover MERCK Co-Developed Program Technology.
     1.105 “MERCK Co-Developed Program Technology” means any Co-Developed Program Technology that is conceived or first reduced to practice by employees of, or consultants to, MERCK, alone or jointly with any Third Party, without the use in any material respect of any ARCHEMIX Technology, ARCHEMIX Patent Rights, ARCHEMIX Materials or Joint Technology. For purposes of clarity, MERCK Co-Developed Program Technology does not include MERCK Program Technology.
     1.106 “MERCK Co-Development Sharing Percentage” means, with respect to each Co-Developed Collaboration Aptamer, a percentage equal to the [***] and the [***].
     1.107 “MERCK Development Activities” means all Development activities (including without limitation all Development activities conducted with respect to Co-Developed Collaboration Aptamers) specified to be conducted by MERCK in any Annual Development Plan (or amendment thereto).
     1.108 “MERCK Funded Program Targets” means up to five (5) Targets to be proposed by MERCK and accepted by ARCHEMIX for inclusion in the MERCK Funded Research Projects pursuant to Section 3.7.1. For purposes of clarity, at least three (3) of the MERCK Funded Program Targets shall be for oncology Indications.
     1.109 “MERCK Funded Research Projects” means the Research Projects to be conducted by ARCHEMIX at the ARCHEMIX Facility and funded by MERCK involving the identification and initial testing of Aptamers against the MERCK Funded Program Targets. For purposes of clarity, each MERCK Funded Research Project shall commence within [***] days of the date that the applicable MERCK Internal Program Target is accepted by ARCHEMIX for inclusion on the Target Exclusivity List.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.110 “MERCK Internal Program Targets” means up to five (5) Targets identified by MERCK through its practice of the SELEX License to be proposed by MERCK and accepted by ARCHEMIX for inclusion in the MERCK Internal Research Projects pursuant to Section 3.7.2. For purposes of clarity, at least three (3) of the MERCK Internal Program Targets shall be for oncology Indications.
     1.111 “MERCK Internal Research Projects” means the Research Projects to be conducted by (i) MERCK through its practice of the SELEX License, and/or (ii) ARCHEMIX at the ARCHEMIX Facility and funded by MERCK involving the identification and initial testing of Aptamers against the MERCK Internal Program Targets. For purposes of clarity, each MERCK Internal Research Project shall commence within [***] days of the date that the applicable MERCK Internal Program Target is accepted by ARCHEMIX for inclusion on the Target Exclusivity List.
     1.112 “MERCK Materials” means any Proprietary Materials that are Controlled by MERCK and used by MERCK, or provided by MERCK for use, in the Research Program and/or the Development Program.
     1.113 “MERCK Non-SELEX Improvements” means any Technology Controlled by MERCK during the Term of this Agreement that (a) is conceived or first reduced to practice (actively or constructively) as a result of the practice by MERCK of the SELEX License and (b) is not a MERCK SELEX Improvement.
     1.114 “MERCK Patent Rights” means any Patent Rights Controlled by MERCK that contain one or more claims that cover MERCK Technology.
     1.115 “MERCK Program Technology” means (a) any Program Technology that (i) is not ARCHEMIX Program Technology or Joint Technology and (ii) is conceived or first reduced to practice by employees of, or consultants to, MERCK, alone or jointly with any Third Party, without the use in any material respect of any ARCHEMIX Technology, ARCHEMIX Patent Rights, ARCHEMIX Materials or Joint Technology; (b) any Program Aptamer-Specific Technology; and (c) any Development Program Technology.
     1.116 “MERCK Research Activities” means all activities specified to be conducted by MERCK in any Annual Research Plan (or amendment thereto) that are approved by the JPT and JSC.
     1.117 “MERCK SELEX Improvements” means any Technology that is conceived or first reduced to practice by MERCK through the practice of the SELEX License that constitutes a modification or improvement to the Licensed Technology or Licensed Patent Rights, including, without limitation, the SELEX Process or the SELEX Technology.
     1.118 “MERCK Share Amount” means that number of shares of ARCHEMIX Common Stock equal to the lesser of (a) [***] Dollars (US $[***]) divided by the IPO Price and (b) [***] percent ([***]%) of the total gross offering proceeds (prior to underwriter commissions
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

and expenses) raised by ARCHEMIX in the Qualified IPO and any concurrent private placement divided by the IPO Price.
     1.119 “MERCK Technology” means, collectively, MERCK Background Technology and MERCK Program Technology.
     1.120 “Minimum FTE Funding Commitment” means, with respect to each Research Project conducted in any Contract Year during the Research Program Term (including [***] to the extent that work is performed by [***] pursuant to MERCK’s Additional Research Request for the development of an additional Compound Candidate as described in Section 3.9.2 or set forth in an Annual Research Plan approved by the JSC after [***] of the [***]), the funding of at least [***] ARCHEMIX FTEs at the applicable FTE Rate, but only to the extent that ARCHEMIX staffs each such Research Project with [***] ARCHEMIX FTEs and employs, or is prepared to employ, each such FTE for the Research Project in question.
     1.121 “NDA” means a New Drug Application, as defined in the FDCA and regulations promulgated thereunder or any successor application or procedure required to sell a Product in the United States.
     1.122 “Net Sales” means the gross amount billed or invoiced by MERCK or any of its Affiliates or Sublicensees to Third Parties throughout the Territory for sales or other dispositions or transfers for value of Products less (a) allowances for normal and customary trade, quantity and cash discounts actually allowed and taken, (b) transportation, insurance and postage charges, if prepaid by MERCK or any Affiliate or Sublicensee of MERCK and included on any such party’s bill or invoice as a separate item, (c) credits, rebates, returns pursuant to agreements (including, without limitation, the amounts written off by MERCK, or any of its Affiliates or Sublicensees, by reason of uncollectible gross amounts billed or invoiced for sales of Product up to a maximum of [***] percent ([***]%) of Net Sales per Calendar Year, managed care agreements) or government regulations, to the extent actually allowed; and (d) sales, use and other consumption taxes similarly incurred to the extent included on the bill or invoice as a separate item. In addition, Net Sales are subject to the following:
          (i) If MERCK or any of its Affiliates or Sublicensees effects a sale, disposition or transfer of a Product to a customer in a particular country other than on customary commercial terms or as part of a package of products and services, the Net Sales of such Product to such customer shall be deemed to be “the fair market value” of such Product. For purposes of this subsection, “fair market value” shall mean the value that would have been derived had such Product been sold as a separate product to another customer in the country concerned on customary commercial terms.
          (ii) In the case of pharmacy incentive programs, hospital performance incentive program chargebacks, disease management programs, similar programs or discounts on “bundles” of products, all discounts and the like shall be allocated among products on the basis on which such discounts and the like were actually granted or, if such basis cannot be determined, in proportion to the respective list prices of such products or such other reasonable allocation method as the Parties shall agree.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          (iii) For purposes of clarity, use of any Product in clinical trials, pre-clinical studies or other research or development activities, or disposal or transfer of Products for a bona fide charitable purpose or a commercially reasonable sampling program, shall not give rise to any Net Sales.
     1.123 “Optimized Lead Compound” means (i) with respect to the MERCK Funded Research Projects or MERCK Internal Research Projects, any [***] Compound that the JPT nominates and the JSC accepts as meeting the OLSC for such Program Target; provided, that, no [***] shall, after becoming a [***], be nominated or designated as an Optimized Lead Compound, and (ii) with respect to the ARCHEMIX Internal Research Projects any Compound Candidate that MERCK designates as an Optimized Lead Compound in accordance with Section 3.9.1 or Section 3.9.2.
     1.124 “Optimized Lead Compound Selection Criteria” or “OLSC” means (i) with respect to the OLSC for Optimized Lead Compounds that arise from the MERCK Funded Research Projects or MERCK Internal Research Projects, the guideline criteria for selecting Lead Compounds that are sufficiently promising to warrant further research as an Optimized Lead Compound as set forth in Schedule 1A attached hereto, as such Schedule 1A may be amended from time to time by the JSC in order to account for Target specificities, which amendment shall occur before any research activities are initiated with respect to such Optimized Lead Compound against the applicable Program Target, and (ii) with respect to the OLSC for Optimized Lead Compounds that arise from the ARCHEMIX Internal Research Projects, the guideline criteria for selecting Aptamers that are sufficiently promising to warrant further research as an Optimized Lead Compound as set forth in Schedule 1B attached hereto, as such Schedule 1B may be amended from time to time by ARCHEMIX in order to account for Target specificities. Notwithstanding anything to the contrary set forth in Schedule 1A, for purposes of determining whether a Lead Compound has been designated as an Optimized Lead Compound for Milestone 1 in Section 6.5.1, [***] shall be required to be performed with respect to such Lead Compound, whether or not included as part of the OLSC.
     1.125 “Opt-Out Date” means, with respect to each Co-Developed Collaboration Aptamer, [***] days from (a) the [***] by the [***] to [***] an [***] for [***] (the “[***] Opt-Out Date”), (b) the [***] by ARCHEMIX of the[***] and any other [***]by MERCK to [***] the [***] by the [***] into the [***] or[***] (the “[***] Opt-Out Date”), and/or (c) the [***] by ARCHEMIX of the [***] and any other [***] by MERCK to [***] the [***]by the [***] to [***] the [***] with respect to such [***] (the “[***] Opt-Out Date”).
     1.126 “Patent Rights” means the rights and interests in and to issued patents and pending patent applications (which, for purposes of this Agreement, include certificates of invention, applications for certificates of invention and priority rights) in any country or region, including all provisional applications, substitutions, continuations, continuations-in-part, divisions, renewals, all letters patent granted thereon, and all reissues, re-examinations and extensions thereof, and all foreign counterparts of any of the foregoing.
     1.127 “Permitted Activities” means (a) [***] to any [***], any[***] ARCHEMIX [***] to such [***] for [***]and/or for [***] for the [***] of [***] aptamers that [***] to a [***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

a [***] and (b) [***] ARCHEMIX [***] of [***] to [***] and/or [***] aptamers [***]of the [***] but [***]; provided, that, ARCHEMIX [***] (y) [***] or otherwise [***] in the [***] of the [***] are the [***] of any [***] of [***] and (z) [***] or [***] in the [***] and/or[***] of any [***] of the [***].
     1.128 “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision, department or agency of a government.
     1.129 “Phase I Clinical Trial” means a clinical trial conducted in healthy humans or patients, which clinical trial is designed to establish the safety, drug-drug interactions and/or pharmacokinetics of an investigational drug given its intended use, and to support continued testing of such drug in Phase II Clinical Trials.
     1.130 “Phase II Clinical Trial” means a clinical trial conducted in patients with a particular disease or condition, which clinical trial is designed to establish the safety, appropriate dosage and pharmacological activity of an investigational drug given its intended use, and to initially explore its efficacy for such disease or condition.
     1.131 “Phase III Clinical Trial” means a pivotal clinical trial conducted in patients with a particular disease or condition, which clinical trial is designed to ascertain efficacy and safety of an investigational drug for its intended use and to define warnings, precautions and Adverse Events that are associated with an investigational drug in the dosage range intended to be prescribed, with the purpose of preparing and submitting applications for Regulatory Approval or label expansion to the pertinent Regulatory Authority in any country.
     1.132 “Product” means any pharmaceutical or medicinal item, substance or formulation that contains, incorporates or comprises a Collaboration Aptamer or any Aptamer Derived therefrom that binds a Program Target. Notwithstanding the above, if a first pharmaceutical or medicinal item, substance or formulation is deemed to be a Product for purposes of this Agreement, any subsequent pharmaceutical or medicinal item, substance or formulation will be considered to be an additional Product for purposes of this Agreement only to the extent that it is a new chemical entity (as defined by the FDCA) with respect to the existing Product(s). For purposes of clarity, the term Product shall include, collectively, all Royalty-Bearing Products, all Co-Developed Products and all Co-Promoted Products.
     1.133 “Product Commercialization Plan” means, with respect to each Product (including without limitation any Co-Developed Product), the written plan for the Commercialization of such Product in the Territory (including, without limitation, expected manufacturing scale-up, manufacture, formulation and filling requirements for such Product and a detailed strategy, budget and proposed timelines), as such plan may be amended or updated.
     1.134 “Product Trademark” means any trademark or trade name, whether or not registered, or any trademark application or renewal, extension or modification thereof, in the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Territory, or any trade dress and packaging, in each case (a) that are applied to or used with any Product by MERCK and (b) together with all goodwill associated therewith and promotional materials relating thereto.
     1.135 “Program Aptamer” means any [***] that is an [***] that [***] and that is first identified in the performance of the Research Program or during Development and/or any [***] that [***] that is [***] from such [***] and that is first identified in the performance of the Research Program or during Development.
     1.136 “Program Aptamer-Specific Patent Rights” means all Patent Rights on a claim-by-claim basis that cover only Program Aptamer-Specific Technology.
     1.137 “Program Aptamer-Specific Technology” means any Program Technology that relates specifically to (a) any Collaboration Aptamer or (b) the manufacture, formulation, delivery, production or use of a Collaboration Aptamer. For purposes of clarity, all Co-Developed Collaboration Aptamers shall be considered Program Aptamer-Specific Technology, irrespective of which Party conceived or reduced to practice such Co-Developed Program Technology.
     1.138 “Program Generic Patent Rights” means Patent Rights on a claim-by-claim basis that cover only Program Generic Technology.
     1.139 “Program Generic Technology” means any Program Technology that relates generally to the manufacture, formulation, delivery, production or use of Aptamers.
     1.140 “Program Oligonucleotide” means the [***] and [***] obtained from an [***] and [***] and [***] in the performance of the [***] against a [***] that is not a [***].
     1.141 “Program Target” means each Target listed on the Target Exclusivity List, as amended from time to time in accordance with Section 3.8.2.
     1.142 “Program Technology” means any Technology (including, without limitation, any new and useful process, method of manufacture or composition of matter) or Proprietary Materials that are conceived or first reduced to practice (actively or constructively) by either Party in the conduct of the Research Program.
     1.143 “Proprietary Materials” means tangible chemical, biological or physical materials (a) that are furnished by or on behalf of one Party to the other Party in connection with this Agreement, whether or not specifically designated as proprietary by the Transferring Party or (b) that are otherwise conceived or reduced to practice in the conduct of the Research Program or the Development Program.
     1.144 “Qualified IPO” means any firm commitment underwritten initial public offering by ARCHEMIX on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market filed under the Securities Act of 1933, as amended, covering the offer and sale of shares of Common Stock, $.001 par value per share, of ARCHEMIX, with total
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

gross offering proceeds to ARCHEMIX (prior to underwriter commissions and expenses) of at least [***] dollars ($[***]).
     1.145 “Quarterly FTE Payment” means the amount payable by MERCK to ARCHEMIX for ARCHEMIX’s FTE Costs for (i) all Research Projects to be conducted during each Calendar Quarter of the Research Program Term, which shall equal ARCHEMIX’s estimated FTE Cost as set forth in the Annual Research Plans for such Research Projects and Calendar Quarter and (ii) all Requested ARCHEMIX Activities and/or ARCHEMIX De Novo Research Activities which shall equal ARCHEMIX’s estimated FTE Cost for such activities and Calendar Quarter.
     1.146 “Radio Therapeutic” means any product for human therapeutic use that contains one or more aptamers that targets specifically any diseased tissue, cells or disease-specific molecules or any tissue or cells which are affected by a disease or located in the close neighborhood of a disease process and is linked to or incorporates (a) radionucleotides or (b) any structure or elements which develop therapeutic effects similar to the effect of linking or incorporating radionucleotides after submission of any kind of radiation.
     1.147 “Regulatory Approval” means, with respect to any country or region in the Territory, any approval, product and establishment license, registration or authorization of any Regulatory Authority required for the manufacture, use, storage, importation, exportation, distribution, transport or sale of a Product for use in the Field in such country or region.
     1.148 “Regulatory Authority” means the FDA, or any counterpart of the FDA outside the United States, or any other national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity with authority over the distribution, importation, exportation, manufacture, production, use, storage, transport, clinical testing or sale of a Product.
     1.149 “Regulatory Filings” means, collectively: (a) all INDs, establishment license applications, drug master files, applications for designation as an “Orphan Product(s)” under the Orphan Drug Act, for “Fast Track” status under Section 506 of the FDCA (21 U.S.C. § 356) or for a Special Protocol Assessment under Section 505(b)(4)(B) and (C) of the FDCA (21 U.S.C. § 355(b)(4)(B)), NDAs and BLAs and all other similar filings (including, without limitation, counterparts of any of the foregoing in any country or region in the Territory); (b) all supplements and amendments to any of the foregoing; and (c) all data and other information contained in, and correspondence relating to, any of the foregoing.
     1.150 “Research Program” means the research program to be conducted by the Parties for each Research Project during the Research Program Term pursuant to the Annual Research Plan up to and including the selection of Optimized Lead Compounds from Lead Compounds. For purposes of clarity, the Research Program does not include any Development activities performed in the course of the Development Program or any activities performed by MERCK under the SELEX License.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.151 “Research Program Term” means the period beginning on the Effective Date and ending on the last day of the fifth (5th) Contract Year; provided, that, if this Agreement is terminated prior to the end of the Research Program Term, the effective date of such early termination shall become the last day of the Research Program Term.
     1.152 “Research Projects” means, collectively, the MERCK Funded Research Projects, the MERCK Internal Research Projects and any ARCHEMIX Internal Research Projects for which MERCK has exercised its Compound Candidate Option.
     1.153 “Royalty-Bearing Product” means (a) any Product that is not a Co-Developed Product and (b) any Co-Developed Product to the extent sold outside of the Co-Development Territory.
     1.154 “Royalty Term” means, on a Royalty-Bearing Product-by-Royalty-Bearing Product and country-by-country basis, the period beginning on the date of First Commercial Sale of a Royalty-Bearing Product in a country and ending on the later to occur of (a) expiration of the last to expire Valid Claim of the Licensed Patent Rights, Program Aptamer-Specific Patent Rights, Co-Developed Program Patent Rights or Joint Patent Rights in such country that covers such Royalty-Bearing Product or its identification, manufacture, use, import, offer for sale or sale or (b) (i) with regard to the first Royalty-Bearing Product for each Program Target sold in such country, fifteen (15) years from the date of the First Commercial Sale of such first Royalty-Bearing Product in such country or (ii) with regard to each additional Royalty-Bearing Product for such Program Target sold in such country, ten (10) years from the date of the First Commercial Sale of each such additional Royalty-Bearing Product in such country.
     1.155 “SELEX License Term” means the period commencing on the Effective Date and continuing until the [***] or [***] of the [***].
     1.156 “SELEX Portfolio” means those Patent Rights licensed by Gilead to ARCHEMIX pursuant to the ARCHEMIX-Gilead License Agreement.
     1.157 “SELEX Process” means any means used for the identification or generation of a nucleic acid that binds to a Target by means other than Watson-Crick base-pairing, including without limitation any such process that (a) is covered by, or is described in, the SELEX Portfolio, including without limitation U.S. Patent Nos[***] or [***], (b) is covered by, or is described in, any other Patent Rights Controlled by ARCHEMIX, and (c) any continuations, divisionals, and continuations-in-part, substitutions, renewals, reissues, re-examinations and extensions of and improvements to the inventions covered by, or described in, the foregoing Patent Rights.
     1.158 “SELEX Technology” means (a) generic aptamer compositions and (b) any process for modifying, optimizing and/or stabilizing an aptamer wherein such modification, optimization or stabilization includes, without limitation minimization, truncation, conjugation, pegylation, complexation, substitution, deletion and/or incorporation of modified nucleotides.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.159 “SELEX Technology Transfer Plan” means the written plan to be prepared by the Parties and attached hereto as Exhibit A which describes the technology transfer and training activities to be carried out by ARCHEMIX during the Technology Transfer Term pursuant to Section 3.2 with respect to the use of the SELEX Process and the SELEX Technology, as such written plan may be amended, modified or updated from time to time by the Parties.
     1.160 “Signing Date” means the date first written above.
     1.161 “sNDA” means a Supplemental New Drug Application, as defined in the FDCA and applicable regulations promulgated thereunder.
     1.162 “Stock Purchase Agreement” means the Series C Convertible Preferred Stock Purchase Agreement dated as of the Signing Date by and between the Parties.
     1.163 “Sublicense Agreement” means any agreement entered into by MERCK with a Sublicensee.
     1.164 “Sublicensee” means any Third Party to which MERCK grants a sublicense under the licenses granted to it under Section 8.1 or 8.2.
     1.165 “Supplemental Product” means a product having independent, supplementary or enabling therapeutic effect (e.g., as a catalyst or adjuvant) or diagnostic utility.
     1.166 “Target” means a protein, cytokine, enzyme, receptor, transducer, transcription factor, antigen or any other non-nucleic acid molecule.
     1.167 “Target Exclusivity List” means the list of Program Targets on Schedule 2A attached hereto, as amended pursuant to Section 3.8.2.
     1.168 “Target Selection Field” means the treatment, prevention, cure or delay of onset or progression in humans of [***] Indications. For purposes of clarity, the Parties agree that the treatment, prevention, cure or delay of onset or progression of [***] shall be included in the Target Selection Field.
     1.169 “Target Validation Activities” means the use of Aptamers identified by MERCK through the practice of the SELEX License to bind to a Target in [***] assays in order to activate, inhibit or otherwise modulate the biological activity of such Target and thereby demonstrate that such activation, inhibition or modulation may be useful for the development of Aptamers for use in the Field.
     1.170 “Technology” means, collectively, inventions, discoveries, improvements, trade secrets and proprietary methods, whether or not patentable, including without limitation: (a) methods of production or use of, and structural and functional information pertaining to, chemical compounds; and (b) compositions of matter, data, formulations, processes, techniques, know-how and results (including, without limitation, any negative results).
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.171 “Terminated Compounds” means (a) all Collaboration Aptamers upon any termination of this Agreement by ARCHEMIX pursuant to Section 11.2.2 or 11.2.3 or by MERCK pursuant to Section 11.2.1; and (b) the relevant Collaboration Aptamers binding specifically to the Program Target for which MERCK’s license is terminated by ARCHEMIX pursuant to Section 11.2.2 due to failure of MERCK to meet its diligence obligations.
     1.172 “Territory” means all countries and territories of the world.
     1.173 “Third Party” means a Person other than MERCK and ARCHEMIX and their respective Affiliates.
     1.174 “ULEHI” means University License Equity Holdings, Inc., formerly known as UTC.
     1.175 “URC License Agreement” means the Restated Assignment and License Agreement, dated July 17, 1991, by and between University Research Corporation and Gilead as successor in interest to NeXstar.
     1.176 “UTC” means University Technology Corporation, the successor to the University Research Corporation.
     1.177 “Valid Claim” means any claim of a pending patent application or an issued unexpired patent that (a) has not been finally cancelled, withdrawn, abandoned or rejected by any administrative agency or other body of competent jurisdiction, (b) has not been permanently revoked, held invalid, or declared unpatentable or unenforceable in a decision of a court or other body of competent jurisdiction that is unappealable or unappealed within the time allowed for appeal, (c) has not been rendered unenforceable through disclaimer or otherwise, and (d) is not lost through an interference proceeding.
     1.178 “Waived Compound” means any Collaboration Aptamer directed against a Waived Target.
     1.179 “Waived Target” means (a) any Program Target for which MERCK, in its sole discretion, discontinues Development of a Development Candidate; provided, that, no other Development Candidates for such Program Target are in Development at such time and (b) any Program Target which MERCK designates as a Waived Target in writing to ARCHEMIX.
     Additional Definitions. In addition, each of the following definitions shall have the respective meanings set forth in the section of this Agreement indicated below:

Definition	Section
Annual Reconciliation Statement	6.4.1(b)
Additional Research Request	3.9.2(a)
ARCHEMIX Change of Control Notice	13.2.1(a)
ARCHEMIX Indemnitees	12.2
ARCHEMIX Internal Program Target Notice	3.9.3
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Definition	Section
Backup Compound Candidate	3.9.1(b)
Backup Compound Candidate Evaluation Period	3.9.1(b)
Backup Compound Candidate Notice	3.9.1(b)
Backup Compound Candidate Option	3.9.1(b)
Claims	12.1
Co-Developed Development Candidate	4.10.2(a)
Co-Development and Co-Promotion Option	4.10.2(a)
Co-Development and Co-Promotion Option Notice	4.10.2(a)
Co-Development Option Exercise Period	4.10.2(a)
Collaboration Manager	2.4
Competing Aptamer Product	7.10.1(d)
Co-Promotion Agreement	4.10.2(c)
Co-Promotion Option Period	4.11.1
Designated Senior Officers	2.1.6
Designation Notice	7.1.2(c)(i)
Dispute	13.1.1
Disputed Matter	2.1.6
Evaluation Period	3.9.1(a)
Expert	14.1.2(a)
Filing Party	10.1.4
Generic Product	6.6.1(e)
Gilead Indemnitee	13.3
Indemnified Party	13.4
Indemnifying Party	13.4
Infringement	10.2.1(a)
Infringement Notice	10.2.1(a)
IPO Effective Date	5.5.2(c)
JCC	Schedule 9
JPT	2.2.1
JPT Term	2.2.1
JSC Term	2.1.1
Late Stage Development Activities	4.10.6(b)
Losses	12.1
MERCK Change of Control Notice	13.2.2(a)
MERCK Contribution	6.4.1(b)
MERCK Indemnitees	13.1
MERCK Internal Program Target Requests	3.7.2(c)
MERCK IPO Shares	5.2.2(b)
MERCK IPO Share Amount	5.2.2(c)
MERCK Private Placement Shares	5.2.2(c))
MERCK Private Placement Share Amount	5.2.2(b)
MTA	3.9.1(a)
Net Income Payments	6.7.1
Non-Filing Party	10.1.4
Opting-Out Party	4.10.7(d)
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Definition	Section
Option Fee	6.3
Option Exercise Fee	6.3
Opt-Out Right	4.10.6(d)
Opt-Out Right Notice	4.10.6(d)
Opt-Out Right Notice Period	4.10.6(d)
Patent Coordinator	8.4
Primary Compound Candidate	3.9.1(a)
Primary Compound Candidate Notice	3.9.1(a)
Primary Compound Candidate Option	3.9.1(a)
Private Placement	5.2.1
Private Placement Closing	5.2.2(d)
Private Placement Closing Date	5.2.2(d)
Private Placement Purchase Price	5.2.2(c)
Purchase Notice	5.2.2(c)
Qualified IPO Notice	5.2.2(a)
Qualified IPO Purchase Price	5.2.2(c)
Requested ARCHEMIX Activities	3.9.2(a)
Requested Chemistry	6.6.1(c)
Recipient Party	3.13
Roll-Over Payment	4.10.7(c)
SELEX License	7.1.1(a)(i)
Separation Date	4.10.6(d)
Sole Developing Party	4.10.6(d)
Technology Transfer Activities	3.2
Technology Transfer Costs	3.2
Technology Transfer Term	3.2
Term	11.1
Third Party Chemistry Payments	6.6.1(c)
Third Party Costs	7.5.3
Third Party Payments	6.6.1(c)
Transferring Party	3.13
2. ADMINISTRATION OF THE COLLABORATION
2.1 Joint Steering Committee.
          2.1.1 Establishment. Within [***] days from the Effective Date, ARCHEMIX and MERCK shall establish the Joint Steering Committee. Unless otherwise agreed by the Parties, the term for the JSC shall commence as of the Effective Date and continue until the last day of the Research Program Term (“JSC Term”); provided, that, the JSC Term shall be extended in the event that, and for so long as, the JPT Term is extended or the JDC and/or the JCC is in existence. The JSC shall have and perform the responsibilities set forth in Section 2.1.4.
          2.1.2 Membership. Upon establishment of the JSC, each Party shall designate in writing, in its sole discretion, [***] members to the JSC, which shall be members of its
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

management. Unless otherwise agreed by the Parties, one of MERCK’s designees shall be designated by MERCK as the Chair. Each Party shall have the right at any time to substitute individuals, on a permanent or temporary basis, for any of its previously designated representatives to the JSC, by giving written notice to the other Party. Initial designees of the Parties to the JSC shall be designated by each Party by written notice to the other Party as soon as is reasonably practicable following the Effective Date.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     2.1.3 Meetings.
          (a) Schedule of Meetings; Agenda. The JSC shall establish a schedule of times for regular meetings, taking into account the planning needs of the Collaboration and its responsibilities. In urgent cases, special meetings of the JSC may be convened by any member upon [***] days (or, if such meeting is proposed to be conducted by teleconference, upon [***]) written notice to the other members; provided, that, (i) notice of any such special meeting may be waived at any time, either before or after such meeting, and such waiver shall be the equivalent to the giving of a valid notice hereunder, and (ii) attendance of any member at a special meeting shall constitute a valid waiver of notice from such member. In no event shall the JSC meet less frequently than once in each Calendar Year. Regular and special meetings of the JSC may be held in person or by teleconference or videoconference; provided, that, meetings held in person shall alternate between the respective offices of the Parties. The Chair shall prepare and circulate to each JSC member an agenda for each JSC meeting not later than one (1) week prior to such meeting.
          (b) Quorum; Voting; Decisions. At each JSC meeting (i) the presence in person of at least [***] member designated by each Party shall constitute a quorum and (ii) all members designated by each Party who are present shall have [***] on all matters before the JSC at such meeting. All decisions of the JSC shall be made by unanimous vote Alternatively, the JSC may act by written consent signed by at least [***] member designated by each Party subject to Section 2.1.6. Whenever any action by the JSC is called for hereunder during a time period in which the JSC is not scheduled to meet, the Chair shall cause the JSC to take the action in the requested time period by calling a special meeting or by circulating a written consent. Representatives of each Party or of its Affiliates who are not members of the JSC may attend JSC meetings as non-voting observers with the consent of the other Party, which shall not be unreasonably withheld, conditioned or delayed.
          (c) Minutes. The JSC shall keep minutes of its meetings that record all decisions and all actions recommended or taken in reasonable detail. Drafts of the minutes shall be prepared and circulated to the members of the JSC within a reasonable time after the meeting, not to exceed [***] business days. The Chair shall have responsibility for the preparation and circulation of draft minutes. Each member of the JSC shall have the opportunity to provide comments on the draft minutes. The minutes shall be approved, disapproved and revised as necessary at the next JSC meeting or within [***] days of the meeting whichever occurs first. Upon approval, final minutes of each meeting shall be circulated to the members of the JSC by the Chair.
     2.1.4 Responsibilities. The JSC shall be responsible for overseeing the conduct and progress of the Research Program, the Development of Optimized Lead Compounds, the Development and Commercialization of Co-Developed Collaboration Aptamers and the Development of other Aptamers for which ARCHEMIX is performing Development activities. Without limiting the generality of the foregoing, the JSC shall have the following responsibilities:
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          (a) overseeing the JPT’s, JDC’s and JCC’s performance of its respective responsibilities;
          (b) reviewing and approving each Annual Research Plan and each Annual Development Plan under which ARCHEMIX is responsible for performing ARCHEMIX Development Activities for a Collaboration Aptamer, including, without limitation, a Co-Developed Development Candidate;
          (c) determining, in accordance with Section 4.10.6(b), the ARCHEMIX Co-Development Participation Level with respect to a Co-Developed Development Candidate;
          (d) determining whether to file an IND and whether to Initiate any Clinical Trial, with respect to a Collaboration Agreement;
          (e) reviewing and approving any amendment to each Annual Research Plan approved by the JPT and submitted to it for its approval;
          (f) reviewing and approving any amendment to an Annual Development Plan that covers a Co-Developed Development Candidate and/or under which ARCHEMIX is responsible for performing Development activities approved by the JPT and submitted to it for its approval;
          (g) reviewing data, reports or other information submitted to it by the JPT from time to time;
          (h) resolving all JPT, JDC and JCC matters that are in dispute;
          (i) reviewing and either approving or rejecting any decision of the JPT to nominate any Lead Compound as an Optimized Lead Compound or any decision of the JPT to nominate any Optimized Lead Compound as a Development Candidate;
          (j) resolving any dispute as to whether a milestone event under this Agreement has occurred; and
          (k) implementing a mutually acceptable mechanism for reporting Adverse Events between the Parties for each Development Candidate and Product; and
          (l) making such other decisions as may be delegated to the JSC pursuant to this Agreement or by mutual written agreement of the Parties after the Effective Date.
     2.1.5 Interests of the Parties. Notwithstanding any other provisions of this Agreement, all decisions made and all actions taken by the JSC shall be made or taken in the best interest of the Collaboration.
     2.1.6 Dispute Resolution. The JSC members shall use reasonable efforts to reach agreement on any and all matters. Such reasonable efforts shall, if requested by any
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

member of the JSC, include the engagement of a mutually acceptable Person who is not affiliated with either Party and has particular experience or expertise with respect to a particular matter to advise the JSC, the expense of any such Person to be borne equally by the Parties. In the event that, despite such reasonable efforts, agreement on a particular matter cannot be reached by the JSC within thirty (30) days after the JSC first meets to consider such matter (each such matter, a “Disputed Matter”), then, if the Disputed Matter does not involve an Excepted Decision or an ARCHEMIX Decision, and except as set forth in the last sentence of this section, MERCK shall have the right to make the final decision on such Disputed Matter, but shall only exercise such right in good faith after full consideration of the positions of both Parties. Notwithstanding the foregoing, (i) if the Disputed Matter involves an ARCHEMIX Decision, then ARCHEMIX shall have the right to make the final decision on such Disputed Matter but shall only exercise such right in good faith after full consideration of the positions of both Parties and (ii) if the Disputed Matter involves an Excepted Decision, (A) the Chair of the JSC shall refer such Disputed Matter to the President of ARCHEMIX and the head of pre-clinical R&D of MERCK (the “Designated Senior Officers”), who shall promptly initiate discussions in good faith to resolve such Disputed Matter and (B) if such Disputed Matter is not resolved by the Designated Senior Officers within ten (10) days after the date the Designated Senior Officers first met to consider such Disputed Matter or forty-five (45) days after the date the JSC first met to consider such Disputed Matter, the Disputed Matter shall be resolved in accordance with Section 14.1. For purposes of clarity, under no circumstances shall the determination of whether MERCK or ARCHEMIX has used or is using Commercially Reasonable Efforts be submitted for resolution under this Section 2.1.6.
     2.2 Joint Project Team.
          2.2.1 Establishment. Within [***] days from the Effective Date, ARCHEMIX and MERCK shall establish the Joint Project Team (the “JPT”). Unless otherwise agreed by the Parties, the term for the JPT shall commence as of the Effective Date and continue until the last day of the Research Program Term (“JPT Term”); provided, that, the JPT Term shall be extended in the event that, and for so long as, ARCHEMIX has obligations to perform ARCHEMIX Development Activities other than Development Activities with respect to Co-Developed Collaboration Aptamers. The JPT shall have and perform the responsibilities set forth in Section 2.2.4.
          2.2.2 Membership. Upon establishment of the JPT, each Party shall designate in writing, in its sole discretion, [***] members to the JPT (which members shall be employees of such Party or its Affiliates). Unless otherwise agreed by the Parties, one of ARCHEMIX’s designees shall be designated by ARCHEMIX as the Chair of the JPT; provided, that, to the extent the JPT Term is extended as provided in Section 2.2.1 beyond the Research Program Term, MERCK shall have the right to designate one of MERCK’s designees as the Chair of the JPT. Each Party shall have the right at any time to substitute individuals, on a permanent or temporary basis, for any of its previously designated representatives to the JPT, by giving written notice to the other Party. Initial designees of the Parties to the JPT shall be designated by each Party by written notice to the other Party as soon as is reasonably practicable following the Effective Date.
          2.2.3 Meetings.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          (a) Schedule of Meetings; Agenda. The JPT shall establish a schedule of times for regular meetings, in no event less frequently than once per [***] during the JPT Term taking into account, without limitation, the planning needs of the Research Program and its responsibilities. In urgent cases special meetings may be convened by any member upon [***] days (or, if such meeting is proposed to be conducted by teleconference, upon [***] days) written notice to the other members; provided, that, (i) notice of any such special meeting may be waived at any time, either before or after such meeting, and such waiver shall be the equivalent to the giving of a valid notice hereunder, and (ii) attendance of any member at a special meeting shall constitute a valid waiver of notice from such member. Regular and special meetings of the JPT may be held in person or by teleconference or videoconference; provided, that, meetings held in person shall alternate between the respective offices of the Parties. The chair of the JPT shall prepare and circulate to each JPT member an agenda for each JPT meeting no later than one (1) week prior to such meeting.
          (b) Quorum; Voting; Decisions. At each JPT meeting, (i) the presence in person of at least [***] members designated by each Party shall constitute a quorum and (ii) all members designated by each Party who are present shall have [***] on all matters before the JPT at such meeting. All decisions of the JPT shall be made by unanimous vote. Alternatively, the JPT may act by written consent signed by at least [***] members designated by each Party. Whenever any action by the JPT is called for hereunder during a time period in which the JPT is not scheduled to meet, the chair of the JPT shall cause the JPT to take the action in the requested time period by calling a special meeting or by circulating a written consent. Representatives of each Party or of its Affiliates who are not members of the JPT (including, without limitation, the Patent Coordinators) may attend JPT meetings as non-voting observers without the consent of the other Party. In the event that the JPT is unable to resolve any matter before it, such matter shall be referred to the JSC for decision, and, in case the JSC is unable to resolve the matter, it shall be resolved in accordance with Section 2.1.6.
          (c) Minutes. The JPT shall keep minutes of its meetings that record all decisions and all actions recommended or taken in reasonable detail. Drafts of the minutes shall be prepared and circulated to the members of the JPT within a reasonable time after the meeting, not to exceed [***] business days. The chair of the JPT shall have responsibility for the preparation and circulation of draft minutes. Each member of the JPT shall have the opportunity to provide comments on the draft minutes. The minutes shall be approved, disapproved and revised as necessary at the next JPT meeting. Upon approval, final minutes of each meeting shall be circulated to the members of the JPT by the chair of the JPT.
     2.2.4 Responsibilities. The JPT shall be responsible for (a) overseeing the conduct and progress of the Research Program, the recommendation of Optimized Lead Compounds and the recommendation of Development Candidates for which ARCHEMIX is responsible for performing ARCHEMIX Development Activities; provided, that, any ARCHEMIX Development Activities with respect to Co-Developed Collaboration Aptamers shall fall in the scope of responsibility of the Joint Development Committee described in Section 2.3 below; and (b) overseeing the Development of Optimized Lead Compounds and Development Candidates for which, and the conduct and progress of each Development Program under which, ARCHEMIX is responsible for performing ARCHEMIX Development Activities,
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

provided, that, any ARCHEMIX Development Activities with respect to Co-Developed Collaboration Aptamers shall fall in the scope of responsibility of the Joint Development Committee described in Section 2.3 below. Without limiting the generality of the foregoing, the JPT shall have the following responsibilities:
          (a) preparing or directing the preparation of, approving, and recommending to the JSC for its approval all Annual Research Plans;
          (b) preparing or directing the preparation of and approving amendments to JSC-approved Annual Research Plans as it deems appropriate in furtherance of the objectives of the Research Program as set forth in the Research Plan and, if any member of the JPT asserts that any such JPT-approved amendment would change the objectives of such Annual Research Plan, submitting such amendment to the JSC for its consideration;
          (c) monitoring the progress of each Annual Research Plan and of each Party’s activities thereunder;
          (d) providing a forum for consensual decision making with respect to the Research Program;
          (e) reviewing data, reports or other information submitted by either Party with respect to work conducted in the Research Program;
          (f) preparing for the JSC on at least a semi-annual basis a progress report for the Research Program in reasonable detail and providing to the JSC such additional information as it may request;
          (g) recommending amendments to the OLSC and/or DCSC as it deems appropriate in furtherance of the objectives of the Research Program or Development Program, as applicable, as set forth in the Research Plan or Development Plan, as applicable;
          (h) nominating Lead Compounds as Optimized Lead Compounds for acceptance by the JSC;
          (i) nominating Optimized Lead Compounds for which ARCHEMIX is responsible for performing ARCHEMIX Development Activities as Development Candidates for acceptance by the JSC;
          (j) preparing or directing the preparation of, approving, and recommending to the JSC for its approval all Annual Development Plans under which ARCHEMIX is responsible for performing Development activities;
          (k) preparing or directing the preparation of and approving amendments to JSC-approved Annual Development Plans under which ARCHEMIX is responsible for performing ARCHEMIX Development Activities, as it deems appropriate in furtherance of the Development of Development Candidates and, if any member of the JPT asserts
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

           that any such JPT-approved amendment would change the objectives of that Annual Development Plan, submitting such amendment to the JSC for its consideration;
          (l) monitoring the progress of the Development of each Development Candidate for which ARCHEMIX is performing ARCHEMIX Development Activities, in accordance with, and of each Party’s activities under, the applicable Annual Development Plan;
          (m) providing a forum for consensual decision making with respect to the Development Program under which ARCHEMIX is responsible for performing ARCHEMIX Development Activities;
          (n) reviewing data, reports or other information submitted by either Party with respect to work conducted in the Development Program under which ARCHEMIX is responsible for performing ARCHEMIX Development Activities;
          (o) preparing for the JSC on at least a semi-annual basis a progress report for the Development Program under which ARCHEMIX is responsible for performing ARCHEMIX Development Activities, in reasonable detail and providing to the JSC such additional information as it may request; and
          (p) making any other decisions as may be delegated to the JPT pursuant to this Agreement or by mutual written agreement of the Parties after the Effective Date and performing such activities as may be delegated to the JPT pursuant to this Agreement, or by mutual written agreement of the Parties after the Effective Date.
          2.2.5 Interests of the Parties. Notwithstanding any other provisions of this Agreement, all decisions made and all actions taken by the JPT shall be made or taken in the best interest of the Collaboration.
     2.3 Joint Development Committee.
          2.3.1 Establishment. As soon as practicable following the exercise by ARCHEMIX of a Co-Development and Co-Promotion Option with respect to a Co-Developed Development Candidate in accordance with Section 4.10.2, ARCHEMIX and MERCK shall, at ARCHEMIX’s written request, establish the Joint Development Committee (the “JDC”) which shall have and perform the responsibilities set forth in Section 2.3.4.
          2.3.2 Membership. Each Party shall designate, in its sole discretion, [***] members to the JDC which members shall be employees of such Party or its Affiliates. Unless otherwise agreed by the Parties, one of MERCK’s designees shall serve as the Chair of the JDC. Each Party shall have the right at any time to substitute individuals, on a permanent or temporary basis, for any of its previously designated representatives to the JDC by giving written notice to the other Party. Initial designees of the Parties to the JDC shall be designated by each Party by written notice to the other Party as soon as reasonably practicable following the exercise of a Co-Development and Co-Promotion Option.
          2.3.3 Meetings.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          (a) Schedule of Meetings; Agenda. The JDC shall establish a schedule of times for regular meetings, taking into account, without limitation, the planning needs for the Co-Developed Development Candidates and its responsibilities. In urgent cases, special meetings may be convened by any member of the JDC upon [***] days (or, if such meeting is proposed to be conducted by teleconference, upon [***] days) written notice to the other members; provided that (i) notice of any such special meeting may be waived at any time, either before or after such meeting, and such waiver shall be the equivalent to the giving of a valid notice hereunder, and (ii) attendance of any member at a special meeting shall constitute a valid waiver of notice from such member. If formed, in no event shall the JDC meet less frequently than twice per Calendar Year. Regular and special meetings of the JDC may be held in person or by teleconference or videoconference; provided, that, meetings held in person shall alternate between the respective offices of the Parties. The Chair shall prepare and circulate to each JDC member an agenda for each JDC meeting not later than one (1) week prior to such meeting.
          (b) Quorum; Voting; Decisions. At each JDC meeting, (i) the presence in person of at least [***] member designated by each Party shall constitute a quorum and (ii) all members designated by each Party who are present shall have [***] on all matters before the JDC at such meeting. All decisions of the JDC shall be made by unanimous vote. Alternatively, the JDC may act by written consent signed by at least [***] members designated by each Party. Whenever any action by the JDC is called for hereunder during a time period in which the JDC is not scheduled to meet, the Chair of the JDC shall cause the JDC to take the action in the requested time period by calling a special meeting or by circulating a written consent. Representatives of each Party or of its Affiliates who are not members of the JDC may attend JDC meetings as non-voting observers. The JDC shall use reasonable efforts to reach agreement on any and all matters. In the event that, despite such reasonable efforts, agreement on a particular matter cannot be reached by the JDC within [***] days after the JDC first meets to consider such matter, then (i) in the case of an ARCHEMIX [***]% Co-Development Sharing Percentage, the matter shall be referred to the JSC for resolution pursuant to Section 2.1.6, and (ii) in the case of an ARCHEMIX [***]% Co-Development Sharing Percentage, MERCK shall have the right to make the final decision, but shall only exercise such right in good faith after full consideration of the positions of both Parties.
     2.3.4 Responsibilities. The JDC shall be responsible for overseeing the Development by the Parties of Co-Developed Development Candidates in the Co-Development Territory; provided, that, any such Development is consistent with the global Development Plan for each such Co-Developed Development Candidate, for which MERCK ultimately bears responsibility. Without limiting the generality of the foregoing, the JDC shall have the following responsibilities:
          (a) preparing or directing the preparation and recommending to the JSC for its approval of an Annual Development Plan for each Co-Developed Development Candidate in the Co-Development Territory;
          (b) monitoring the activities of, and reconciling issues between, the Parties with respect to the Parties’ respective share of Co-Development Costs and Co-Development Regulatory Costs incurred with respect to Co-Developed Development Candidates;
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

                (c) preparing or directing the preparation of and approving amendments to JSC-approved Annual Development Plans with respect to Co-Developed Development Candidates as it deems appropriate in furtherance of the objectives of the Development Program as set forth in the Annual Development Plan and, if any member of the JDC asserts that any such JDC-approved amendment would change the objectives of such Annual Development Plan, submitting such amendment to the JSC for its consideration;
               (d) monitoring the progress of each Annual Development Plan with respect to Co-Developed Development Candidates and of each Party’s activities thereunder;
                (e) providing a forum for consensual decision making with respect to the Development of Co-Developed Development Candidates;
                (f) reviewing data, reports or other information submitted by either Party with respect to work conducted in the Development of Co-Developed Development Candidates affecting the Co-Developed Territory;
                (g) preparing for the JSC on at least a semi-annual basis a progress report for the Development of Co-Developed Development Candidates in reasonable detail and providing to the JSC such additional information as it may request; and
                (h) performing such activities as may be delegated to the JDC pursuant to this Agreement, or by mutual written agreement of the Parties after the Effective Date.
          2.3.5 Interests of the Parties. Notwithstanding any other provisions of this Agreement, all decisions made and all actions taken by the JDC shall be made or taken in the best interest of the Collaboration.
     2.4 Alliance Management. Within [***] days of the Effective Date, each Party shall appoint a person who shall oversee contact between the Parties for all matters related to the Collaboration between meetings of the JSC and JPT and shall have such other responsibilities as the Parties may mutually agree in writing after the Effective Date (each, a “Collaboration Manager”). Each Party may replace its Collaboration Manager at any time by notice in writing to the other Party.
3. RESEARCH PROGRAM
     3.1 Implementation of the Research Program. The objectives of the Research Program shall be the identification of Lead Compounds for nomination by the JPT to the JSC for approval as Optimized Lead Compounds pursuant to this Agreement through the conduct by the Parties of separate Research Projects. MERCK shall provide ARCHEMIX with access to MERCK Background Technology that MERCK determines in good faith to be necessary or useful in the performance of the Research Program.
     3.2 Technology Transfer Activities. During the period commencing [***] days from the Effective Date, and, unless otherwise agreed by ARCHEMIX and MERCK, ending [***] months thereafter (the “Technology Transfer Term”), ARCHEMIX shall provide MERCK with the training, documentation and other information relating to the use of the SELEX Process
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

and the SELEX Technology set forth in the SELEX Technology Transfer Plan (the “Technology Transfer Activities”) solely for the purpose of enabling MERCK to conduct Target Validation Activities. Without limiting the generality of the foregoing, ARCHEMIX agrees to be available for consultation and advice upon MERCK’s reasonable request after the initial training period at the ARCHEMIX Facility set forth in the SELEX Technology Transfer Plan. MERCK shall pay ARCHEMIX the FTE Cost of all FTEs used by ARCHEMIX in performing Technology Transfer Activities and reimburse ARCHEMIX for the Third Party Costs incurred by ARCHEMIX in connection with its performance of the Technology Transfer Activities (the “Technology Transfer Costs”) as set forth in Section 6.4.1(a) and as described more fully in the SELEX Technology Transfer Plan.
     3.3 Research Projects. The Research Program shall be implemented through the conduct of up to twelve (12) separate Research Projects, each of which will involve an individual Program Target, as described in this Article 3, and each of which will be subject to a separate Annual Research Plan, as described in Section 3.4.
     3.4 Annual Research Plans. The initial Annual Research Plans and budgets for the MERCK Funded Research Projects and, if applicable, the MERCK Internal Research Projects shall be developed by the JPT, and approved by the JSC and attached as exhibits to the minutes of the JSC meeting at which such JSC approval is obtained as soon as practicable after the acceptance by ARCHEMIX of the applicable Target proposed by MERCK for inclusion on the Target Exclusivity List as provided in Sections 3.8.1 and 3.8.2. The JPT shall manage the preparation of the subsequent Annual Research Plans in a manner designed to obtain JSC approval no later than [***] days prior to the end of the then-current Contract Year. Each Annual Research Plan shall: (a) set forth (i) the research objectives and activities to be performed for the Research Project and Contract Year covered by the Annual Research Plan with reasonable specificity, (ii) the research plans and protocols to be employed to complete each stage of the applicable Research Project, (iii) changes to the OLSC and any other criteria that the JPT will utilize to evaluate the results of the Research Project to nominate Optimized Lead Compounds, (iv) the Party that shall be responsible for performing such activities, (v) a timeline and budget for such activities (including Third Party Costs to be incurred for outsourced studies managed by ARCHEMIX or MERCK), and (vi) with respect to ARCHEMIX Research Activities, the number of FTEs estimated to be required to perform such activities; and (b) shall be consistent with the other terms of this Agreement. Without limiting the generality of the foregoing, the objectives of each Annual Research Plan shall include, as appropriate from time to time during the Research Program Term, conducting the necessary research activities to identify Lead Compounds or to determine whether Lead Compounds should be nominated to the JSC as Optimized Lead Compounds. Any Annual Research Plan may be amended from time to time by the JPT pursuant to Section 2.2.4 or by the JSC pursuant to 2.1.4. Each amendment, modification and update to the Annual Research Plan shall include the resulting changes to the budget, including the number of FTEs to be utilized by ARCHEMIX, shall be set forth in a written document prepared by, or at the direction of, the JPT and approved by the JSC, shall specifically state that it is an amendment, modification or update to the Annual Research Plan and shall be attached to the minutes of the meeting of the JSC at which such amendment, modification or update was approved by the JSC. Without limiting the nature or frequency of any other amendments, modifications or updates to the Annual Research Plan that may be approved by the JSC, the Annual Research Plan shall be updated at least once prior to the end of
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

each Contract Year to describe the research activities to be carried out by each Party during the applicable Contract Year during the Research Program Term in conducting the Research Program pursuant to this Agreement. Notwithstanding anything to the contrary in this Agreement, ARCHEMIX shall have sole responsibility for all research activities associated with ARCHEMIX Internal Program Targets and neither MERCK nor the JSC shall have any right to prepare, review or approve any research plans covering any Optimized Lead Compound researched and/or developed under an ARCHEMIX Internal Research Project, until such time as MERCK pays the Option Exercise Fee applicable to the designation of such Optimized Lead Compound as a Development Candidate pursuant to Section 6.3, subject to MERCK’s right to provide an Additional Research Request pursuant to Section 3.9.2.
     3.5 Conduct of Research Program.
          3.5.1 ARCHEMIX Responsibilities. During the Research Program Term, ARCHEMIX shall use Commercially Reasonable Efforts to conduct the ARCHEMIX Research Activities using the number of FTEs set forth in the Annual Research Plan.
          3.5.2 MERCK Responsibilities. During the Research Program Term, MERCK shall: (a) pay ARCHEMIX (i) the applicable FTE Cost and the Technology Transfer Costs for all Technology Transfer Activities and (ii) the applicable Quarterly FTE Payment for all Research Program Activities in accordance with Section 6.4.1(b); (b) commit such resources as are reasonably necessary to conduct the MERCK Research Activities set forth in the Annual Research Plan; and (c) use Commercially Reasonable Efforts to conduct the MERCK Research Activities, if any, set forth in the Annual Research Plan.
          3.5.3 Compliance and Funding. Each Party shall perform its obligations under each Annual Research Plan in compliance in all material respects with all Applicable Laws. For purposes of clarity, with respect to each activity performed under an Annual Research Plan that will or would reasonably be expected to generate data to be submitted to a Regulatory Authority in support of a Regulatory Filing or Drug Approval Application, the Party performing such activity shall comply in all material respects with the regulations and guidance of the FDA that constitute Good Laboratory Practice or Good Manufacturing Practice (or, if and as appropriate under the circumstances, International Conference on Harmonization (ICH) guidance or other comparable regulation and guidance of any Regulatory Authority in any country or region in the Territory). Each Party shall be solely responsible for paying the salaries and benefits of its employees.
          3.5.4 Cooperation. Scientists at ARCHEMIX and MERCK shall cooperate in the performance of the Research Program and, subject to the terms of this Agreement and any confidentiality obligations to Third Parties, shall exchange such data, information and materials as are reasonably necessary for the other Party to perform its obligations under any Annual Research Plan.
     3.6 Records
          3.6.1 Record Keeping.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

               (a) Research Program Records. Each Party shall maintain complete and accurate records of its activities in the Research Program in sufficient detail, in good scientific manner and otherwise in a manner that reflects all work done and results achieved. Subject to Article 7, each Party shall provide the other Party with access during normal business hours and upon reasonable advance notice to review such records to the extent reasonably required for such other Party’s performance of its obligations under this Agreement; provided, that, the non-reviewing Party may redact information not relevant to the Research Program prior to such review. Notwithstanding the foregoing, MERCK shall not have the right to review any records that relate to any Failed Compounds, Waived Compounds or Terminated Compounds.
               (b) Record Keeping Policies. Without limiting the generality of Section 3.6.1(a), each Party agrees to maintain a policy that requires its employees and consultants to record and maintain all data and information developed during the Research Program.
          3.6.2 Reports. ARCHEMIX shall keep the JPT regularly informed of the progress of the Research Program. Without limiting the generality of the foregoing, ARCHEMIX shall, at least once each [***] during the Research Program Term, (a) provide reports to the JPT in reasonable detail regarding the status of its activities under the Research Program, (b) advise the JPT of its identification of Lead Compounds and provide the JPT with any supporting data applicable to such Lead Compounds, (c) provide the JPT with the results of activities conducted in the Research Program with respect to each Lead Compound so as to enable the JPT to determine whether such Lead Compound meets the OLSC and should be proposed to the JSC as an Optimized Lead Compound, (d) provide the JPT with the results of activities conducted in the Development Program, if any, with respect to each Optimized Lead Compound so as to enable the JPT to determine whether such Optimized Lead Compound meets the DCSC and should be proposed to the JSC as a Development Candidate, (e) provide the JPT with such additional information that it has in its possession as may be reasonably requested from time to time by the JPT, and (f) provide MERCK, on or before [***] days from the termination or expiration of the Research Program Term, with a final report regarding all ARCHEMIX Research Activities conducted by ARCHEMIX during the Research Program Term to the extent not previously included in the reports described above. MERCK shall (i) provide the JPT, at least once per [***], with reports in reasonable detail regarding the status of all MERCK Research Activities and such additional information that it has in its possession as may be reasonably requested from time to time by the JPT, (ii) provide the JPT with the results of activities conducted in the Development Program under which ARCHEMIX is responsible for performing Development activities with respect to each Optimized Lead Compound so as to enable the JPT to determine whether such Optimized Lead Compound meets the DCSC and should be proposed to the JSC as a Development Candidate, and (iii) provide ARCHEMIX, on or before [***] days from the termination or expiration of the Research Program Term, with a final report regarding all MERCK Research Activities conducted by MERCK during the Research Program Term to the extent not previously included in the reports described above.
     3.7 Designation of Program Targets.
          3.7.1 MERCK Funded Program Targets.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

               (a) MERCK Funded Target Proposals. Subject to Section 3.7.1(b) below, during the Research Program Term, MERCK shall have the right, in its sole discretion, to propose [***] Targets that have application within the Target Selection Field for inclusion on the Target Exclusivity List as MERCK Funded Program Targets by providing written notice to the JSC and ARCHEMIX, which shall include the data and information demonstrating that the Target has potential for development within the Target Selection Field. ARCHEMIX shall accept or reject the proposed Target only as specified under Section 3.8.2. To the extent ARCHEMIX accepts the proposed Target as a MERCK Funded Program Target as specified under Section 3.8.2, the Parties shall (i) promptly update the Target Exclusivity List to include such MERCK Funded Program Target (ii) direct the JPT to prepare and submit to the JSC for its approval an Annual Research Plan with respect to such MERCK Funded Program Target as soon as practicable thereafter and in any event prior to the initiation of any ARCHEMIX Research Activities with respect to such MERCK Funded Program Target; (iii) direct the JPT to review and, if necessary, revise the existing OLSC and DCSC for such MERCK Funded Program Target as soon as practicable thereafter and in any event prior to the initiation of any ARCHEMIX Research Activities with respect to such MERCK Funded Program Target; and (iv) commence the Research Project with respect to such MERCK Funded Program Target in accordance with such Annual Research Plan.
               (b) Timing and Type of MERCK Funded Program Targets. Notwithstanding anything to the contrary in Section 3.7.1(a), the Parties hereby agree that (i) the first [***] MERCK Funded Program Targets will be added to the Target Exclusivity List no later than [***] months from the Effective Date; (ii) the final [***] MERCK Funded Program Targets will be added to the Target Exclusivity List no later than [***] months from the Effective Date; (iii) MERCK will request the initiation of the first [***] MERCK Funded Research Projects within [***] months from [***]; (iv) MERCK will request the initiation of the [***] MERCK Funded Research Project in the [***] Contract Year and in any event no later than [***] months from [***]; (v) MERCK will request the initiation of the [***] and [***] MERCK Funded Research Projects in the [***] Contract Year and in any event no later than [***] months from [***] and (vi) not less than three (3) MERCK Funded Program Targets shall be for oncology Indications. ARCHEMIX shall use Commercially Reasonable Efforts to initiate each such Research Project as soon as is reasonably possible following its receipt of the applicable initiation request by MERCK.
               (c) Minimum FTEs. Notwithstanding anything to the contrary in this Agreement, for each Research Project commenced during the Research Program Term with respect to a MERCK Funded Program Target in accordance with this Section 3.7.1, MERCK shall request and fund a number of ARCHEMIX FTEs during the term of each such Research Project [***] to the Minimum FTE Funding Commitment.
          3.7.2 MERCK Internal Program Targets.
               (a) MERCK Internal Target Proposals. Subject to Section 3.7.2(b) below, during the Research Program Term, MERCK shall have the right, in its sole discretion, to propose up to five (5)Targets that have application within the Target Selection Field for inclusion on the Target Exclusivity List as MERCK Internal Program Targets by providing written notice to the JSC and ARCHEMIX, which shall include the data and information demonstrating that the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Target has potential for development within the Target Selection Field. ARCHEMIX shall accept or reject the proposed Target only as specified under Section 3.8.2.
               (b) Timing and Type of MERCK Internal Program Targets. Notwithstanding anything to the contrary in Section 3.7.2(a), the Parties hereby agree that (i) the first [***] MERCK Internal Program Targets will be proposed by MERCK no later than [***] months from the [***] of the [***]; (ii) the final [***] MERCK Internal Program Targets will be proposed by MERCK no later than [***] months from the [***] of the [***] and (iii) at least three (3) MERCK Internal Program Targets shall be for oncology Indications.
               (c) Request for ARCHEMIX Research Activities. MERCK shall have the right, at any time on or before the [***] of the [***] of the [***], to request that ARCHEMIX conduct ARCHEMIX Research Activities with respect to each of the MERCK Internal Program Targets by providing written notice to ARCHEMIX (the “MERCK Internal Program Target Request”). Following the receipt by ARCHEMIX of each such MERCK Internal Program Target Request, the Parties shall (i) promptly update the Target Exclusivity List to include such MERCK Internal Program Target (ii) direct the JPT to prepare and submit to the JSC for its approval an Annual Research Plan with respect to such MERCK Internal Program Target as soon as practicable thereafter and in any event prior to the initiation of any ARCHEMIX Research Activities with respect to such MERCK Internal Program Target; (iii) direct the JPT to review and, if necessary, revise the existing OLSC and DCSC for such MERCK Internal Program Target as soon as practicable thereafter and in any event prior to the initiation of any ARCHEMIX Research Activities with respect to such MERCK Internal Program Target; and (iv) commence the Research Project with respect to such MERCK Internal Program Target in accordance with such Annual Research Plan. ARCHEMIX shall use Commercially Reasonable Efforts to initiate any such ARCHEMIX Research Activities as soon as is reasonably possible following its receipt of the applicable request by MERCK.
               (d) Minimum FTEs. Notwithstanding anything to the contrary in this Agreement, for each Research Project commenced during the Research Program Term with respect to a MERCK Internal Program Target in accordance with this Section 3.7.2 (c), MERCK shall request and fund a number of ARCHEMIX FTEs during the term of each such Research Project [***] to the Minimum FTE Funding Commitment.
     3.8 Replacement of Program Targets; Target Exclusivity List; ARCHEMIX Retained Rights.
          3.8.1 Replacement of Program Targets. MERCK shall have the right (a) to replace up to [***] [***] Program Target or [***] Program Target on the Target Exclusivity List per [***] at any time during the first [***] Contract Years, for a total of [***] replacements, and (b) to replace any [***] Program Target that is included on the Target Exclusivity List [***] during the Research Program Term, solely to the extent that such [***] Program Target has been [***] as a [***]. For purposes of clarity and notwithstanding the rights of MERCK to replace Program Targets as provided in this Section 3.8.1, (a) under no circumstances shall ARCHEMIX be obligated to [***] any Target for inclusion on the Target Exclusivity List and (b) unless and until a Target is included as a Program Target on the Target Exclusivity List, ARCHEMIX shall be free to research, develop and commercialize such Target for any and all purposes, alone or together with any Third Party.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          3.8.2 Target Exclusivity List. The Parties hereby acknowledge and agree that (a) [***] Targets have been designated as Program Targets as of the Signing Date and (b) MERCK shall have the right to have up to [***] MERCK Funded Program Targets and up to [***] MERCK Internal Program Targets, for an aggregate of up to [***] such Targets, designated as Program Targets on the Target Exclusivity List at any time during the Research Program Term. Subject to the foregoing, to the extent MERCK proposes a Target for inclusion on the Target Exclusivity List as described in Sections 3.7.1(a) or 3.7.2(a) or proposes that a [***] be replaced by a Target as described in Section 3.8.1, MERCK shall provide written notice to ARCHEMIX. ARCHEMIX shall accept or reject the proposed Target within [***] days after receipt of each such notice from MERCK. A Target proposed by MERCK for inclusion on the Target Exclusivity List shall only be rejected by ARCHEMIX if prior to MERCK’s notice: (A) ARCHEMIX is prohibited by an executed contract from licensing aptamers against such proposed Target or its natural ligand(s), to MERCK, (B) ARCHEMIX is in active negotiations, as demonstrated by written term sheets with a Third Party with respect to a license, collaboration or similar agreement relating to aptamers against such Target or its natural ligand(s), or (C) ARCHEMIX is researching or developing, for its own benefit, aptamers against such Target or its natural ligand(s) under a bona fide internal research or development program against such Target, as evidenced by the [***] and [***] by the applicable ARCHEMIX [***] of such Target for inclusion in such internal research or development program. In addition to the reasons specified in the foregoing clauses (A)-(C), ARCHEMIX may reject a Target proposed by MERCK for inclusion on the Target Exclusivity List if such Target [***] the Target Selection Field; provided, that, ARCHEMIX shall have not have the right to reject a Target for such reason if such Target was [***] by the appropriate [***] MERCK for Indications within the Target Selection Field. ARCHEMIX shall give MERCK prompt written notice during the Research Program Term if any of the restrictions on any Target that is rejected by ARCHEMIX pursuant to the foregoing clause (A), (B) or (C) lapse, or are otherwise terminated, such that the previously rejected Target becomes eligible for inclusion on the Target Exclusivity List.
          3.8.3 ARCHEMIX Retained Rights. Notwithstanding anything to the contrary in this Agreement, ARCHEMIX shall have the right, in its sole discretion, to conduct internal research and/or development activities with respect to any Program Target until such time as a Research Project is commenced with respect to such Program Target; provided, that, ARCHEMIX shall provide MERCK with periodic updates as to the results of such activities as described in Section 3.6.2.
     3.9 ARCHEMIX Internal Program Targets.
          3.9.1 Compound Candidate Options.
               (a) Compound Candidate Notice; Evaluation Period. During the Research Program Term, ARCHEMIX shall provide MERCK with written notice of its [***] identification of any Aptamer(s) in the conduct of any ARCHEMIX Internal Research Project that ARCHEMIX believes qualifies as an Optimized Lead Compound or Development Candidate for purposes of, and in accordance with, Sections 3.10.2 and 3.11 (each, a “Primary Compound Candidate”), which notice shall (i) identify the applicable ARCHEMIX Internal Program Target and Primary Compound Candidate, and (ii) summarize briefly the results of the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

non-clinical studies and assessments on such Primary Compound Candidate completed by or on behalf of ARCHEMIX under the applicable ARCHEMIX Internal Research Project (the “Primary Compound Candidate Notice”). As soon as practicable following the issuance of each Primary Compound Candidate Notice, but in no event later than [***] days from the issuance of each Primary Compound Candidate Notice, the Parties shall execute a material transfer agreement in the form attached hereto as Schedule 12 (each, an “MTA”) to allow MERCK to evaluate its interest in the Primary Compound Candidate for a period of up to [***] months (each such period, a “Primary Compound Candidate Evaluation Period”). Subject to the foregoing, during the Primary Compound Candidate Evaluation Period applicable to each Primary Compound Candidate, (i) MERCK shall have the option (each, a “Primary Compound Candidate Option”) to designate such Primary Compound Candidate as an Optimized Lead Compound or Development Candidate, as the case may be, for purposes of this Agreement as provided in Section 3.9.4 and (ii) ARCHEMIX shall use Commercially Reasonable Efforts to conduct the ARCHEMIX Internal Research Project covering such Primary Compound Candidate.
               (b) Identification of Backup Compound Candidates. In the event that ARCHEMIX, in the conduct of the ARCHEMIX Internal Research Project with respect to, and [***] the [***] applicable to, a given Primary Compound Candidate, identifies any additional Aptamer(s) that ARCHEMIX believes qualifies as an Optimized Lead Compound or Development Candidate for purposes of, and in accordance with, Sections 3.10.2 and 3.11 (each a “Backup Compound Candidate”), then (i) ARCHEMIX shall provide MERCK with written notice which notice shall (A) identify the applicable ARCHEMIX Internal Program Target and Backup Compound Candidate, and (B) summarize briefly the results of the non-clinical studies and assessments on such Backup Compound Candidate completed by or on behalf of ARCHEMIX under the applicable ARCHEMIX Internal Research Project (the “Backup Compound Candidate Notice”). As soon as practicable following the issuance of each Backup Compound Candidate Notice but in no event later than [***] days from the issuance of each Backup Compound Candidate Notice, the Parties shall execute an amendment to the MTA applicable to the Primary Compound Candidate to allow MERCK to evaluate its interest in the Backup Compound Candidate for a period [***] (i) the [***] term of the applicable Primary Compound Candidate Evaluation Period (to the extent the Backup Compound Candidate is an Optimized Lead Compound) and (ii) up to [***] months (to the extent the Backup Compound Candidate is a [***]) (the “Backup Compound Candidate Evaluation Period”). Subject to the foregoing, during the applicable Backup Compound Candidate Evaluation Period, (i) MERCK shall have the option (each, a “Backup Compound Candidate Option”) to designate such Backup Compound Candidate as an Optimized Lead Compound or Development Candidate, as the case may be, for purposes of this Agreement as provided in Section 3.9.4 and (ii) ARCHEMIX shall use Commercially Reasonable Efforts to conduct the ARCHEMIX Internal Research Project covering such Backup Compound Candidate. For purposes of clarity, with respect to the [***] Target, Backup Compound Candidates include Aptamers directed against [***] (if any).
               (c) No Other Rights. For purposes of clarity, MERCK shall not have a Compound Candidate Option for any Compound other than a Primary Compound Candidate or Backup Compound Candidate that is identified by ARCHEMIX in a Primary Compound Candidate Notice or a Backup Compound Candidate Notice pursuant to Sections 3.9.1(a) and (b).
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

               (d) Responsibility for Costs. Until such time as MERCK exercises a Compound Candidate Option with respect to a Compound Candidate, (i) ARCHEMIX shall be [***] for [***] costs and expenses incurred by it in conducting the applicable ARCHEMIX Internal Research Project and (ii) MERCK shall be [***] for [***] costs and expenses incurred by it in evaluating such Compound Candidate. Upon MERCK’s exercise of a Compound Candidate Option with respect to a Compound Candidate that is a Development Candidate, MERCK shall be [***] for [***] costs and expenses incurred by ARCHEMIX in conducting ARCHEMIX Research Activities with respect to such Compound Candidate.
          3.9.2 Request for Additional Lead Compound Candidate.
               (a) Additional Research Request. MERCK shall have the right, upon exercising a Compound Candidate Option applicable to a Compound Candidate in accordance with Section 3.9.1(a) or (b), to request that ARCHEMIX conduct ARCHEMIX research and/or development activities in order to further develop such Compound Candidate (“Requested ARCHEMIX Activities”) and/or to request that ARCHEMIX conduct ARCHEMIX De Novo Research Activities under the applicable ARCHEMIX Internal Research Project (each, an “Additional Research Request”) by providing written notice to ARCHEMIX. For purposes of clarity, with respect to the [***] Target, ARCHEMIX De Novo Research Activities include any such activities wherein [***] is the Target.
               (b) Conduct of Additional Research Activities. Following the receipt by ARCHEMIX of each such Additional Research Request, ARCHEMIX shall use Commercially Reasonable Efforts to conduct the Requested ARCHEMIX Activities and/or ARCHEMIX De Novo Research Activities and MERCK shall fund the conduct of such ARCHEMIX Research Activities and/or the ARCHEMIX De Novo Research Activities in accordance with Section 6.4.1(b). Notwithstanding anything to the contrary in this Section 3.9.2, if MERCK does not exercise a Compound Candidate Option applicable to a Compound Candidate on or before the expiration of the applicable Evaluation Period, ARCHEMIX shall have the right, in its sole discretion, to continue to conduct the ARCHEMIX Internal Research Project with respect to such Compound Candidate.
               (c) De Novo Development Candidates. In the event that MERCK requests any ARCHEMIX De Novo Research Activities, any Collaboration Aptamers resulting from such ARCHEMIX De Novo Research Activities shall be treated hereunder in all respects as Collaboration Aptamers resulting from a MERCK Funded Program Target; provided, however, the [***] associated with [***], if applicable, shall be payable as set forth in Section 6.5.1(a) for any such Collaboration Aptamers.
               (d) Minimum Funding Obligation. Notwithstanding anything to the contrary in this Agreement, for each Research Project commenced during the Research Program Term with respect to an ARCHEMIX Internal Program Target in accordance with this Section 3.9.2, MERCK shall request and fund a number of ARCHEMIX FTEs during the term of each such Research Project [***] the Minimum FTE Funding Commitment.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          3.9.3 ARCHEMIX De Novo Research Activities; Additional Funding Option. In that event that, (a) on or before the expiration of the Evaluation Period applicable to any Compound Candidate that is a Development Candidate, MERCK fails to exercise the Compound Candidate Option applicable to such Compound Candidate; (b) ARCHEMIX ceases to conduct any development activities with respect to any Aptamers identified on or before the expiration of the Evaluation Period or an Aptamer Derived therefrom; and (c) ARCHEMIX initiates ARCHEMIX De Novo Research Activities during the Research Program Term against the applicable ARCHEMIX Internal Program Target, ARCHEMIX shall provide MERCK with written notice thereof (the “ARCHEMIX Internal Program Target Notice”). MERCK shall have the right to [***] any such ARCHEMIX De Novo Research Activities by providing written notice to ARCHEMIX within [***] days of its receipt of such ARCHEMIX Internal Program Target Notice. In the event that ARCHEMIX determines, in its sole discretion, to initiate such ARCHEMIX De Novo Research Activities with respect to the [***] Target and MERCK elects to [***] such activities, then, to the extent an Optimized Lead Candidate or Development Candidate is identified through the conduct of such ARCHEMIX De Novo Research Activities, (a) the [***] associated with [***] shall be applicable to any such Development Candidate and (b) the [***] set forth in Section [***] and the [***] set forth in Section [***] [***] from such [***]. For purposes of clarity, with respect to the [***] Target, ARCHEMIX shall provide notice to MERCK upon the initiation of ARCHEMIX De Novo Research Activities against [***] in accordance with this Section 3.9.3.
          3.9.4 Exercise of Compound Candidate Options. MERCK may exercise any Compound Candidate Option by giving written notice of exercise to ARCHEMIX and paying the [***] and/or [***], as applicable, as set forth in Section 6.3 at [***] [***] [***] to the [***] of the [***] [***] applicable to such Compound Candidate Option; provided, that, (a) MERCK agrees that if it determines not to exercise a Compound Candidate Option prior to expiration of the applicable Evaluation Period, it shall in good faith provide written notice to ARCHEMIX promptly upon such determination and (b) the date on which any such notice is given shall constitute the last day of the applicable Evaluation Period. Upon the exercise by MERCK of each Compound Candidate Option, (a) the Compound Candidate that is the subject of the Compound Candidate Option shall become an Optimized Lead Compound or Development Candidate, as the case may be, for purposes of this Agreement, (b) solely to the extent the Compound Candidate, is or thereafter becomes a Development Candidate, (i) MERCK shall be granted the licenses set forth in Sections 8.1.1 and 8.2 with respect to such Development Candidate, and (ii) MERCK shall have an obligation to use Commercially Reasonable Efforts to Develop such Development Candidate and to Commercialize a Product Derived from such Development Candidate in accordance with Section 4.6; and (c) the ARCHEMIX Internal Program Target shall be included on the Target Exclusivity List.
          3.9.5 Termination of Rights For Failure to Exercise. If, on or before the expiration of the applicable Evaluation Period with respect to a Compound Candidate identified in the conduct of an ARCHEMIX Internal Research Project, MERCK fails to exercise the Compound Candidate Option applicable to such Compound Candidate, then (i) MERCK shall have no further rights with respect to the applicable ARCHEMIX Internal Program Target and any aptamers (including all Compound Candidates and Back-Up Compound Candidates and any Aptamers Derived therefrom) that are the subject of such ARCHEMIX Internal Research Project
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

and (ii) ARCHEMIX shall thereafter have the right, itself or with, for the benefit of, or sponsored by, any Third Party, to research, develop and commercialize such ARCHEMIX Internal Program Target and any aptamers (including all Compound Candidates and Back-Up Compound Candidates and any Aptamers Derived therefrom) that are the subject of such ARCHEMIX Internal Research Project for any and all purposes within or outside of the Field and/or to grant a license or other rights to any Third Party to research, develop and commercialize such ARCHEMIX Internal Program Target, and any aptamers (including all Compound Candidates and Back-Up Compound Candidates and any Aptamers Derived therefrom) that are the subject of such ARCHEMIX Internal Research Project for any and all purposes within or outside of the Field.
          3.9.6 Development Candidate Opt-In Requirement. Notwithstanding anything to the contrary herein, upon ARCHEMIX’s [***] of a Development Candidate with respect to a Primary Compound Candidate or a Back-Up Compound Candidate for a given ARCHEMIX Internal Program Target, MERCK shall be required, within [***] days of MERCK’s receipt of such [***], or until the [***] [***] the [***] applicable to such Primary Compound Candidate or Back-Up Compound Candidate, whichever is later, to [***] the [***]. If MERCK fails to [***] the [***] as specified above, (i) MERCK shall have no further rights to the applicable ARCHEMIX Internal Program Target, Primary Compound Candidate and/or Backup Compound Candidate and any other aptamers directed against such Target and (ii) ARCHEMIX shall thereafter have the right, itself or with, for the benefit of, or sponsored by, any Third Party, to research, develop and commercialize such ARCHEMIX Internal Program Target, Primary Compound Candidate and/or Backup Compound Candidate and any other aptamers directed to such ARCHEMIX Internal Program Target for any and all purposes within or outside of the Field and/or to grant a license or other rights to any Third Party to research, develop and commercialize such ARCHEMIX Internal Program Target, Primary Compound Candidate and/or Backup Compound Candidate and any other aptamers (including all Collaboration Aptamers and any Aptamers Derived therefrom) directed to such ARCHEMIX Internal Program Target for any and all purposes within or outside of the Field, subject only to Section 3.9.3.
          3.9.7 Replacement of the [***] ARCHEMIX Internal Program Target. In the event ARCHEMIX is unable to identify any [***] it reasonably believes qualifies as an [***] for the [***] ARCHEMIX Internal Program Target, (i) ARCHEMIX shall be required to initiate internal research efforts during the Research Program Term against [***] Target having application against an [***] Indication, (ii) within [***] days of initiation of such internal research efforts ARCHEMIX shall provide written notice of such efforts and the identity of such Target to MERCK, and (iii) such Target shall be deemed to replace [***] on Schedule 2B as an ARCHEMIX Internal Program Target and shall be treated as such for all purposes under this Agreement after the date of notice provided for in this Section 3.9.7.
     3.10 Identification of Lead Compounds and Optimized Lead Compounds.
          3.10.1 Lead Compounds. ARCHEMIX shall use Commercially Reasonable Efforts in good faith to perform the SELEX Process to identify Lead Compounds for the MERCK Funded Program Targets or, as applicable, the MERCK Internal Program Targets or
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

any ARCHEMIX Internal Program Target for which MERCK has provided an Additional Research Request and paid the applicable [***], in accordance with each Annual Research Plan, as amended.
          3.10.2 Optimized Lead Compounds. Within [***] days after its receipt of each report from a Party pursuant to Section 3.6.2 identifying a Lead Compound for a MERCK Funded Program Target or, as applicable, a MERCK Internal Program Target, or an ARCHEMIX Internal Program Target for which MERCK has provided an Additional Research Request and paid the applicable Option Fee and/or Option Exercise Fee, as meeting the applicable OLSC (or which either Party reasonably believes should be an Optimized Lead Compound), the JPT shall review the data and information and determine whether to nominate the Lead Compound to the JSC for designation as an Optimized Lead Compound. If the JPT elects to nominate any such Lead Compound as an Optimized Lead Compound, the JPT shall promptly furnish all available information to the JSC. The JSC shall consider such nomination within [***] days, and if the JSC approves the nomination of the Lead Compound, such Lead Compound shall be deemed to be an Optimized Lead Compound for purposes of this Agreement.
     3.11 Development Candidates. Within [***] days after either Party reasonably concludes based upon available Research Project reports that an Optimized Lead Compound for a MERCK Funded Program Target or, as applicable, a MERCK Internal Program Target or any ARCHEMIX Internal Program Target for which MERCK has provided an Additional Research Request and paid the applicable Option Fee and/or Option Exercise Fee, meets the applicable DCSC, the JPT shall review the data and information and determine whether to nominate such Optimized Lead Compound for designation as a Development Candidate. If the JPT elects to nominate any such Optimized Lead Compound as a Development Candidate, the JPT shall promptly furnish all available information to the JSC. The JSC shall consider such nomination within [***] days so as to enable MERCK to determine whether or not to continue Development of such Optimized Lead Compound, and if the Optimized Lead Compound meets the DCSC and MERCK accepts such Optimized Lead Compound for further Development, such Optimized Lead Compound shall be deemed to be a Development Candidate for purposes of this Agreement.
     3.12 MERCK Decision Not to Go Forward. MERCK has the right to determine [***] not to continue the Development and Commercialization of a Development Candidate against a specific Program Target.
     3.13 Supply of Proprietary Materials. From time to time during the Research Program Term, either Party (the “Transferring Party”) may supply the other Party (the “Recipient Party”) with Proprietary Materials of the Transferring Party for use in the Research Program. In connection therewith, each Recipient Party hereby agrees that (a) it shall not use such Proprietary Materials for any purpose other than exercising its rights or performing its obligations under this Agreement; (b) it shall use such Proprietary Materials only in compliance with all Applicable Laws; (c) it shall not transfer any such Proprietary Materials to any Third Party without the prior written consent of the Transferring Party, except as expressly permitted by this Agreement; (d) the Recipient Party shall not acquire any right, title or interest in or to such Proprietary Materials as a result of such supply by the Transferring Party; and (e) upon the expiration or termination of
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

the Research Program Term, the Recipient Party shall, if and as instructed by the Transferring Party, either destroy or return any such Proprietary Materials that are not the subject of the grant of a continuing license hereunder.
     3.14 Research Program Term. The Research Program shall commence on the Effective Date and shall continue until the last day of the Research Program Term.
     3.15 Conduct of Target Validation Activities. Notwithstanding anything to the contrary herein, prior to performing any Target Validation Activities with respect to a Target MERCK shall (a) provide ARCHEMIX’s outside counsel (“Counsel”) with a written notice (each, a “Target Validation Notice”) identifying the Target(s) that would be the subject of such Target Validation Activities and, simultaneously therewith, (b) provide ARCHEMIX with written notice that it has provided a Target Validation Notice to Counsel. ARCHEMIX shall use commercially reasonable efforts to ensure that Counsel provides MERCK with a written response (each, a “Target Validation Response”) within [***] days of Counsel’s receipt of a Target Validation Notice identifying the Targets identified in such Target Validation Notice for which MERCK is permitted to perform Target Validation Activities under this Agreement. For purposes of clarity, (i) MERCK shall not have the right to perform Target Validation Activities for any Target not identified in a Target Validation Response, (ii) Counsel shall only have the right to reject a Target proposed by MERCK in a Target Validation Notice if ARCHEMIX is prohibited by an [***] existing as of the [***] from [***] such proposed Target [***] to MERCK, (iii) neither the inclusion by MERCK of a Target on a Target Validation Notice nor the inclusion by Counsel of a Target on a Target Validation Response shall be considered (A) a proposal by MERCK for inclusion of such Target on the Target Exclusivity List as a MERCK Internal Program Target pursuant to Section 3.7.2 or (B) the acceptance by ARCHEMIX of such Target on the Target Exclusivity List as a MERCK Internal Program Target pursuant to Section 3.7 and/or Section 3.8, and (iv) ARCHEMIX [***] have the [***] either a Target Validation Notice or a Target Validation Response.
4. DEVELOPMENT PROGRAM; COMMERCIALIZATION OF PRODUCTS
     4.1 Objectives of the Development Program. The objectives of the Development Program shall be the selection and Development of Development Candidates to enable the Commercialization of Products in the Field in the Territory.
     4.2 Responsibility for Development of Development Candidates and Commercialization of Products. Except for the ARCHEMIX Development Activities, MERCK shall have [***], for all aspects of the Development of Optimized Lead Compounds and Development Candidates in accordance with the applicable Annual Development Plan, and all aspects of the Commercialization of Products in accordance with the applicable Product Commercialization Plan, in the Field in the Territory, including, without limitation, the conduct of: (a) all IND-enabling non-clinical studies that are outside of the Research Program; (b) all activities related to human clinical trials (including, without limitation, Phase I Clinical Trials, Phase II Clinical Trials and Phase III Clinical Trials); (c) all activities relating to the manufacture and supply of Development Candidates and Products (including all required process
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

development and scale up work with respect thereto); and (d) all pre-marketing, marketing, promotion, sales, distribution, import and export activities (including securing reimbursement, conducting sales and marketing activities and any post-marketing trials or post-marketing safety surveillance and maintaining databases). Without limiting the generality of the foregoing, MERCK shall have [***], (i) to make all Regulatory Filings for Development Candidates and Products and file all Drug Approval Applications and otherwise seek all Regulatory Approvals for Products, as well as to conduct all correspondence and communications with Regulatory Authorities regarding such matters, subject in each case to Section 4.10.2, and (ii) to report all Adverse Events to Regulatory Authorities if and to the extent required by Applicable Laws. All Regulatory Approvals for Products shall be owned by MERCK, subject to Section 11.3. Notwithstanding anything to the contrary herein, MERCK shall have no rights or responsibilities with respect to the Development of Optimized Lead Compounds and/or Development Candidates for ARCHEMIX Internal Program Targets for which it has not exercised the applicable Compound Candidate Option.
     4.3 Annual Development Plans.
          4.3.1 Optimized Lead Compounds. The initial Annual Development Plan for each Optimized Lead Compound shall be prepared by MERCK and submitted to the JSC for its review within [***] days of the date on which the JSC approves the selection of such Optimized Lead Compound and in any event, on or prior to the initiation of Development activities with respect thereto, which shall describe the Development activities to be conducted for the balance of the Contract Year. Thereafter, subject to Section 4.10.5(a), for each Contract Year during the Term, an Annual Development Plan for each Optimized Lead Compound shall be prepared by MERCK and provided to the JSC for its review and MERCK shall consult with the JSC with respect to all significant Development decisions to be made with respect to such Annual Development Plan.
          4.3.2 Development Candidates. The initial Annual Development Plan for each Development Candidate shall be prepared by MERCK and submitted to the JSC for its review within [***] days of the date on which the JSC approves the selection of such Development Candidate and in any event, on or prior to the initiation of Development activities with respect thereto, which shall describe the Development activities to be conducted for the balance of the Contract Year. Thereafter, subject to Section 4.10.5(a), for each Contract Year during the Term, an Annual Development Plan for each Development Candidate shall be prepared by MERCK and provided to the JSC for its review and MERCK shall consult with the JSC with respect to all significant Development decisions to be made with respect to such Annual Development Plan.
          4.3.3 Content of Annual Development Plans. Each Annual Development Plan shall: (a) set forth (i) the Development objectives, activities, and timelines for the Contract Year covered by the Annual Development Plan with reasonable specificity, (ii) which activities, if any, are ARCHEMIX Development Activities; provided, that, ARCHEMIX has agreed to perform such activities, (iii) with respect to such ARCHEMIX Development Activities, the number of FTEs estimated to be required to perform such activities and the corresponding FTE Cost; (iv) with respect to each Co-Developed Development Candidate, the Estimated Aggregate FTEs applicable thereto; and (v) the expected Regulatory Filings and Drug Approval
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Applications to be prepared and filed and the expected timetable of completing such Development activities; and (b) be consistent with the other terms of this Agreement. Any amendment to an Annual Development Plan shall be approved by the JSC. Without limiting the nature or frequency of any other amendments, modifications or updates to the Annual Development Plan, the Annual Development Plan shall be updated at least once prior to the end of each Contract Year to describe the Development activities to be carried out by each Party during the applicable Contract Year in conducting the Development Program pursuant to this Agreement. Notwithstanding anything to the contrary in this Agreement, the Parties shall use Commercially Reasonable Efforts to initially Develop Optimized Lead Compounds for Indications within the Target Selection Field and within the Co-Development Territory and each Annual Development Plan shall initially focus on such Development.
          4.3.4 ARCHEMIX Internal Program Targets. Notwithstanding anything to the contrary in this Agreement, ARCHEMIX shall have sole responsibility for the development activities associated with ARCHEMIX Internal Program Targets and neither MERCK nor the JSC shall have any right to prepare, review or approve any development plan covering any Optimized Lead Compound researched and/or developed under an ARCHEMIX Internal Research Project, until such time as MERCK pays the Option Exercise Fee applicable to the designation of such Optimized Lead Compound as a Development Candidate pursuant to Section 6.3.
     4.4 Product Commercialization Plans. Within [***] days after the Initiation of a Phase III Clinical Trial with respect to each Development Candidate that is not being Co-Developed, MERCK shall prepare and provide to the JSC for its review a Product Commercialization Plan for each Product Derived from such Development Candidate, and shall inform the JSC with respect to all significant Commercialization decisions to be made with respect to such Product.
     4.5 Manufacture and Supply of Products for Development and Commercialization.
          4.5.1 Co-Developed Development Candidates and Co-Developed Products. The Parties shall discuss in good faith the manufacturing responsibilities (including all scale-up and process development) for each Co-Developed Development Candidate and Co-Developed Product that is Developed and Commercialized under this Agreement as set forth in this Section 4.5. It is the expectation of the Parties that such discussions will be conducted through the JDC or such other committee as may be designated by the Parties. Unless otherwise agreed to by the Parties, MERCK shall have the primary responsibility for all such manufacturing, either by itself, its Affiliates or by a Third Party contract manufacturing organization provided, that, (a) MERCK shall consult with ARCHEMIX with respect to the conduct of all such manufacturing activities; and (b) in the event that MERCK indicates that it is unable or unwilling to manufacture and supply Co-Developed Development Candidates and/or Co-Developed Products as required within the Territory, the Parties shall identify in good faith one or more Third Parties to serve as alternate sources of supply.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          4.5.2 All Other Development Candidates and Products. Unless otherwise agreed to by the Parties, and subject to Section 4.5.1, MERCK shall be responsible for manufacturing, either by itself, its Affiliates or by a Third Party contract manufacturing organization, each Development Candidate and Product that is Developed and Commercialized under this Agreement as MERCK considers appropriate; provided, that MERCK shall keep the JSC informed as to its manufacturing strategies and the progress made hereunder.
          4.5.3 MERCK Request for ARCHEMIX Support. MERCK may request in writing that ARCHEMIX provide ARCHEMIX Development Activities involving the conduct of analytical, process development and manufacturing support and management activities with respect to the manufacture of Co-Developed Development Candidates and Co-Developed Products. To the extent MERCK requests ARCHEMIX to provide such ARCHEMIX Development Activities, ARCHEMIX will provide MERCK with a prompt written response as to whether ARCHEMIX agrees to provide such ARCHEMIX Development Activities, and, to the extent ARCHEMIX so agrees, ARCHEMIX shall use Commercially Reasonable Efforts to provide such ARCHEMIX Development Activities.
     4.6 Development and Commercialization Diligence.
          (a) MERCK Diligence Obligations.
               (i) MERCK Obligations. MERCK shall exercise Commercially Reasonable Efforts during the Term to conduct the MERCK Development Activities, to Develop [***] Development Candidate targeted at [***] Program Target and to Commercialize [***] Product targeted at [***] Program Target in the Field in the Territory.
               (ii) Effect of Breach of Diligence Obligations. If ARCHEMIX at any time believes that MERCK, on a country-by-country (or with respect to European countries, Europe) and Product-by-Product basis, is not meeting its diligence obligations pursuant to subsection (i) above, ARCHEMIX may give written notice to MERCK requesting written justification, in the form of detailed reasons that would support the proposition that MERCK is meeting such diligence obligation. In such event, MERCK shall provide such written justification to ARCHEMIX within [***] days after such notice is given. In the event that ARCHEMIX does not receive such justification within such [***] day period or does not agree with such justification, then ARCHEMIX shall have the right to terminate MERCK’s rights in accordance with Section 11.2.2.
          (b) ARCHEMIX Diligence Obligations. ARCHEMIX shall exercise Commercially Reasonable Efforts during the Term to conduct the ARCHEMIX Development Activities. With respect to (i) ARCHEMIX Internal Research Projects, this Section 4.6(b) shall only apply to the extent MERCK has paid the applicable Option Exercise Fee applicable to the designation of an Optimized Lead Compound as a Development Candidate pursuant to 6.3, and (ii) ARCHEMIX De Novo Research Activities requested by MERCK pursuant to Section 3.9.2.
     4.7 Compliance. Each Party shall perform its obligations under each Annual Development Plan in good scientific manner and in compliance in all material respects with all
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Applicable Laws. For purposes of clarity, with respect to each activity performed under an Annual Development Plan that will or would reasonably be expected to generate data to be submitted to a Regulatory Authority in support of a Regulatory Filing or Drug Approval Application, the Party performing such activity shall comply in all material respects with, if and as applicable, the regulations and guidance of the FDA that constitute Good Laboratory Practice, Good Manufacturing Practice or Good Clinical Practices (or, if and as appropriate under the circumstances, International Conference on Harmonization (ICH) guidance or other comparable regulation and guidance of any Regulatory Authority in any country or region in the Territory). Each Party shall be solely responsible for paying the salaries and benefits of its employees conducting its activities under Annual Development Plans.
     4.8 Cooperation. Scientists at ARCHEMIX and MERCK shall cooperate in the performance of each Development Program and, subject to the terms of this Agreement and any confidentiality obligations to Third Parties, shall exchange such data, information and materials as are reasonably necessary for the other Party to perform its obligations under any Annual Development Plan.
     4.9 Exchange of Reports; Information; Updates.
          4.9.1 Development Program Reports. Subject to 4.10.2, MERCK shall keep the JSC regularly informed of the progress of its efforts to Develop Development Candidates in the Field in the Territory. Without limiting the generality of the foregoing, MERCK shall, at least once each [***], provide the JSC with reports in reasonable detail regarding the status of all preclinical IND-enabling studies and activities (including toxicology and pharmacokinetic studies), clinical trials and other activities conducted under the Development Program; provided, that, for so long as ARCHEMIX is obligated to perform ARCHEMIX Development Activities or has in effect a Co-Development Option with respect to a Product, (a) MERCK shall provide the JSC with the reports described above at least once each [***] and (b) ARCHEMIX and MERCK shall, not less than once each [***], provide the JSC with reports in reasonable detail regarding the status of all Development Activities and such additional information that they have in their possession as may be reasonably requested from time to time by the JSC.
          4.9.2 Commercialization Reports. Subject to Section 4.10.2, MERCK shall keep the JSC and ARCHEMIX regularly informed of the progress of MERCK’s efforts to Commercialize Products in the Field in the Territory through periodic updates. Without limiting the generality of the foregoing, MERCK shall provide the JSC and ARCHEMIX with [***] written updates to each Product Commercialization Plan, which shall (a) summarize MERCK’s efforts to Commercialize Products, (b) identify the Regulatory Filings and Drug Approval Applications with respect to such Product that MERCK or any of its Affiliates or Sublicensees have filed, sought or obtained in the prior [***] month period or reasonably expect to make, seek or attempt to obtain in the following [***] month period and (c) summarize all clinical and other data generated by MERCK with respect to Products. In addition, MERCK shall provide such additional information that it has in its possession as may be reasonably requested by ARCHEMIX regarding the Commercialization of any Product, which request shall not be made more than once each Calendar Year.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          4.9.3 Adverse Event Reports; Review of Regulatory Filings and Correspondence.
               (a) Adverse Events. In addition to the updates described in Section 4.9.1 and 4.9.2, MERCK shall provide ARCHEMIX with all Adverse Event information and product complaint information relating to Development Candidates or Products as such information is compiled or prepared by MERCK in the normal course of business in connection with the Development of any Development Candidates or Commercialization of any Product and, in any event, within time frames consistent with reporting obligations under Applicable Laws. MERCK shall provide such Adverse Event and product complaint information hereunder to ARCHEMIX in accordance with Section 14.3. ARCHEMIX may provide all such Adverse Event information to other licensees of ARCHEMIX who have the right to sell aptamers for therapeutic purposes under a license from ARCHEMIX; provided, that, such other licensees agree to maintain the confidentiality thereof. ARCHEMIX will provide to MERCK Adverse Event information obtained from other licensees of ARCHEMIX who have the right to develop and sell aptamers for therapeutic purposes under a license from ARCHEMIX; provided, that, such other licensees agree to share such information and MERCK agrees to maintain the confidentiality thereof.
               (b) Preparation of Drug Approval Applications. Subject to Section 4.10.2, MERCK shall (i) consult with ARCHEMIX in good faith in the preparation of all Drug Approval Applications for Products in the United States, Japan and in the European Union and (ii) consider all timely comments of ARCHEMIX in good faith, taking into account the best interests of the Collaboration and of the Development of the applicable Development Candidate and Commercialization of the applicable Product on a global basis.
               (c) Meeting Attendance and Information. MERCK shall use reasonable efforts to provide ARCHEMIX with at least [***] days advance notice of any meeting with the FDA or other Regulatory Authority regarding a Drug Approval Application relating to, or Regulatory Approval for, any Development Candidate or Product, (i) prior to the acceptance of an IND with respect to each Development Candidate or Product and (ii) after acceptance of an IND with respect to each Development Candidate or Product if the subject matter of the meeting shall include any milestone event applicable to such Development Candidate or Product. Upon written request ARCHEMIX may send one person [***] to participate as an observer in such meeting [***]; provided, that, (A) MERCK approves such ARCHEMIX request [***] to any Product that is not a Co-Developed Product for any such meetings occurring after acceptance of the IND and (B) to the extent MERCK’s approval is required, MERCK shall [***] any such request of ARCHEMIX. With regard to any meeting with the FDA or other Regulatory Authority regarding a Drug Approval Application relating to, or Regulatory Approval for, any Development Candidate or Product, to which ARCHEMIX did not send a representative as provided in this Section 4.9.3(c), MERCK will provide ARCHEMIX with a written summary of information communicated and received thereat.
               (d) Right to Review. Notwithstanding anything to the contrary in this Section 4.9.3, ARCHEMIX shall have the right, upon written notice, to review all such Regulatory Filings and correspondence at MERCK’s office at ARCHEMIX’s sole expense.
     4.10 Development and Commercialization Rights and Restrictions.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          4.10.1 Development and Commercialization Rights in the Field. Except as provided in Section 4.10.2, MERCK shall have the [***] during the Term to Develop Development Candidates and Commercialize Products in the Territory for use in the Field.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          4.10.2 Co-Development and Co-Promotion Option.
               (a) Exercise of Co-Development and Co-Promotion Option. ARCHEMIX shall have the option (the “Co-Development and Co-Promotion Option”), but not the obligation, to co-develop any Development Candidate, and subsequently co-promote the Product, by providing written notice to MERCK which notice shall specify the applicable Development Candidate and the applicable ARCHEMIX Co-Development Sharing Percentage (the “Co-Development and Co-Promotion Option Notice”) at any time during the Co-Development and Co-Promotion Option Exercise Period. If ARCHEMIX exercises a Co-Development and Co-Promotion Option for a Development Candidate as described in this Section 4.10.2, (i) that Development Candidate shall thereafter be deemed to be a “Co-Developed Development Candidate” for purposes of this Agreement; (ii) ARCHEMIX shall be responsible for paying (A) with respect to the ARCHEMIX [***]% Co-Development Sharing Percentage, (1) [***] percent ([***]%) of all Co-Development Costs that are attributable to such Co-Developed Development Candidate in the Territory and (2) [***] percent ([***]%) of Co-Development Regulatory Costs and Co-Development Commercialization Costs incurred with respect to such Co-Developed Development Candidate in the Co-Development Territory, and MERCK shall be responsible for [***] of the Co-Development Costs, Co-Development Commercialization Costs and Co-Development Regulatory Costs attributable to that Co-Developed Development Candidate, and (B) with respect to the ARCHEMIX [***]% Co-Development Sharing Percentage, (1) [***] percent ([***]%) of all Co-Development Costs that are attributable to such Co-Developed Development Candidate in the Territory and (2) [***] percent ([***]%) of Co-Development Regulatory Costs and Co-Development Commercialization Costs incurred with respect to such Co-Developed Development Candidate in the Co-Development Territory, and MERCK shall be responsible for [***] of the Co-Development Costs, Co-Development Commercialization Costs and Co-Development Regulatory Costs attributable to that Co-Developed Development Candidate; (ii) ARCHEMIX shall receive the applicable ARCHEMIX Co-Development Sharing Percentage of all Net Income derived from that Co-Developed Development Candidate/Co-Developed Product in the Co-Development Territory in accordance with Section 6.7 below; (iii) with respect to the ARCHEMIX [***]% Co-Development Sharing Percentage, ARCHEMIX shall [***] receive the United States [***] and [***] [***] contemplated by Milestone Events [***], [***], [***] and [***] of Section 6.5.1(a) or any [***] on Net Sales of such Co-Developed Development Candidate/Co-Developed Product in the Co-Development Territory on and after the date of exercise of the applicable Co-Development and Co-Promotion Option; and (iv) with respect to the ARCHEMIX [***]% Co-Development Sharing Percentage, ARCHEMIX shall be entitled to receive [***] percent ([***]%) of the United States [***] and [***] contemplated by Milestone Events [***], [***], [***] and [***] of Section 6.5.1(a) achieved with respect to such Co-Developed Development Candidate/Co-Developed Product but ARCHEMIX shall [***] any [***] on Net Sales of such Co-Developed Development Candidate in the Co-Development Territory on and after the date of exercise of the applicable Co-Development and Co-Promotion Option. In the event that MERCK initiates the [***] with respect to such Co-Developed Development Candidate/Co-Developed Product, and ARCHEMIX has not exercised its Opt-Out Right in accordance with the provisions of Section 4.10.6(d) below, the Parties shall (A) negotiate, within [***] days from initiation of each Phase III Clinical Trial, a Co-Promotion Agreement for such Co-Developed Development Candidate/Co-Developed Product in accordance with Section 4.10(c) below and (B) form at
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

ARCHEMIX’s request, as soon as practicable thereafter but in any event within [***] days, the Joint Commercialization Committee in accordance with Schedule 8.
               (b) Cooperation; Additional Information. In connection with ARCHEMIX’s consideration of the exercise of a Co-Development and Co-Promotion Option with respect to each Development Candidate, MERCK shall provide ARCHEMIX (i) with an initial outline of the Development activities contemplated by MERCK for such Development Candidate in the Co-Development Territory over a [***] year period (including an estimated budget and the Estimated Aggregate FTEs for such activities) and (ii) any information Controlled by MERCK that is necessary or useful to ARCHEMIX in determining whether to exercise such Co-Development and Co-Promotion Option.
               (c) Negotiation of Co-Promotion Agreement. Within [***] days from the Initiation of the first Phase III Clinical Trial with respect to each Co-Developed Product, the Parties shall commence the preparation of a co-promotion agreement (the “Co-Promotion Agreement”) which shall provide for the terms applicable to such Co-Promotion, which Co-Promotion Agreement will be executed by ARCHEMIX and MERCK or an Affiliate of MERCK. The Co-Promotion Agreement shall conform in all material respects with the terms and conditions set forth in Schedule 8 attached hereto and such additional provisions [***] the respective Parties. For purposes of clarity, such additional terms shall supplement and shall not materially expand, limit or change the terms set forth on Schedule 8.
               (d) Dispute Resolution. In the event the Parties fail to execute and deliver the Co-Promotion Agreement within [***] days, the Parties shall (i) use reasonable efforts to complete such negotiations and to execute and deliver the Co-Promotion Agreement as soon as possible after such [***] day period and (ii) without limiting the generality of the foregoing, after the expiration of such [***] day period, each produce a list of issues on which they have failed to reach agreement and submit its list to the JSC to be resolved in accordance with Section 2.1.6.
               (e) Use of Clinical Trial Data. Notwithstanding anything to the contrary in this Section 4.10.2, MERCK shall have the right to use all data, results and information produced in the conduct of any Clinical Trials conducted with respect to a Co-Developed Development Candidate/Co-Developed Product in any Regulatory Filing made with respect to that Co-Developed Development Candidate/Co-Developed Product outside of the Co-Development Territory.
          4.10.3 Product Recalls. Subject to the terms set forth in any Co-Promotion Agreement applicable to Co-Promoted Products, in the event that any Regulatory Authority issues or requests a recall or takes similar action in connection with a Product, or in the event a Party reasonably believes that an event, incident or circumstance has occurred that may result in the need for a recall, market withdrawal or other corrective action regarding a Product, such Party shall promptly advise the other Party thereof by telephone or facsimile. Following such notification, MERCK shall decide and have control of whether to conduct a recall or market withdrawal (except in the event of a recall or market withdrawal mandated by a Regulatory Authority, in which case it shall be required) or to take other corrective action in any country and the manner in which any such recall, market withdrawal or corrective action shall be conducted; provided, that, MERCK shall keep ARCHEMIX regularly informed regarding any such recall, market withdrawal or corrective action. MERCK shall bear all expenses of any such recall,
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

market withdrawal or corrective action (including, without limitation, expenses for notification, destruction and return of the affected Product and any refund to customers of amounts paid for such Product); provided, that, to the extent such recall is with respect to a Co-Developed Product, such expenses shall be shared in accordance with the Co-Promotion Agreement.
          4.10.4 Failure to Exercise Co-Development Option. In the event ARCHEMIX fails to exercise the Co-Development and Co-Promotion Option with respect to a Development Candidate on or before the expiration of the applicable Co-Development and Co-Promotion Option Exercise Period, (i) that Development Candidate shall be deemed to be a Royalty-Bearing Product for purposes of this Agreement in all countries in the Territory (including, without limitation, the Co-Development Territory) and (ii) ARCHEMIX shall be entitled to receive from MERCK, in lieu of receiving Net Income Payments for what would have become a Co-Promoted Product, (A) the milestone payments described in Section 6.5.1 of this Agreement for any milestones achieved with respect to such Development Candidate or any Product Derived therefrom, and (B) the royalty payments described in Section 6.6.1 on Net Sales of such Development Candidate or any Product Derived therefrom for sales of such Product; and (iii) MERCK shall have the exclusive right to Develop and Commercialize that Product in accordance with Section 4.10.1.
          4.10.5 Rights and Responsibilities with Respect to Co-Developed Development Candidates.
               (a) Annual Development Plans; Regulatory Filings. In the event ARCHEMIX exercises the Co-Development and Co-Promotion Option applicable to a Development Candidate, (i) ARCHEMIX shall have the right to actively participate in the preparation of all Annual Development Plans (including all amendments thereto) for such Co-Developed Development Candidate and all Regulatory Filings (including all amendments thereto) for such Co-Developed Development Candidate in the Co-Development Territory; and (ii) MERCK shall work together in good faith with ARCHEMIX in connection with the preparation of all such Annual Development Plans and all Regulatory Filings (including all amendments thereto).
               (b) ARCHEMIX Co-Development Participation Rights. As soon as practicable following the exercise by ARCHEMIX of a Co-Development and Co-Promotion Option with respect to a Co-Developed Development Candidate, ARCHEMIX shall provide MERCK with written notice which shall set forth the ARCHEMIX Co-Development Participation Capacity applicable to such Co-Developed Development Candidate. Subject to the foregoing, MERCK shall, with respect to each Co-Developed Development Candidate/Co-Developed Product (i) use [***] of ARCHEMIX FTEs in the Development of each such Co-Developed Development Candidate/Co-Developed Product in each Calendar Year as shall [***] the ARCHEMIX Minimum Co-Development Participation Level; provided, that, if the ARCHEMIX Co-Development Participation Capacity is less than the applicable ARCHEMIX Minimum Co-Development Participation Level, MERCK shall only be required to use [***] ARCHEMIX FTEs [***] the ARCHEMIX Co-Development Participation Capacity. Notwithstanding the foregoing, (i) MERCK shall have no obligation to use ARCHEMIX FTEs under this Section 4.10.5(b) for any [***]; provided, that, in the event that MERCK determines
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

not to use ARCHEMIX FTEs to conduct any [***] and uses MERCK FTEs in the conduct of such [***] then the FTE Cost applicable [***] of (1) the ARCHEMIX Minimum Co-Development Participation Level for Late Stage Co-Development Activities and (2) the ARCHEMIX Minimum Co-Development Participation Level, [***] as part of the Co-Development Costs pursuant to Schedule 13, and [***] to ARCHEMIX pursuant to Section 4.10.6 and (ii) in the event that ARCHEMIX indicates that the ARCHEMIX Co-Development Participation Capacity for a Co-Developed Development Candidate/Co-Developed Product is [***] for a Calendar Year, MERCK shall [***] of such Co-Developed Development Candidate /Co-Developed Product for that Calendar Year.
               (c) Participation in Regulatory Activities. MERCK shall provide ARCHEMIX with (i) at least [***] days advance notice of any meeting with the FDA or other Regulatory Authority regarding a Drug Approval Application relating to, or Regulatory Approval for, any Co-Developed Development Candidate or Co-Developed Product and ARCHEMIX may elect to send at least [***] and, as may be reasonably necessary, a number of additional persons (but in no event shall such number be [***]) to participate as observers in such meeting; (ii) drafts of each Regulatory Filing or other document or correspondence pertaining to any Co-Developed Development Candidate or Co-Developed Product prepared for submission to the FDA or other Regulatory Authority sufficiently in advance of submission so that ARCHEMIX may review and comment on the substance of such Regulatory Filing or other document or correspondence; and (iii) copies of any document or other correspondence received from the FDA pertaining to any Co-Developed Development Candidate or Co-Developed Product. MERCK shall consider all such comments of ARCHEMIX in good faith, taking into account the best interests of the Collaboration and of the Development of the applicable Co-Developed Development Candidate or Commercialization of the applicable Co-Developed Product. ARCHEMIX shall not interact with the FDA or other Regulatory Authority without MERCK’s prior written consent, such consent not to be unreasonably denied, withheld or conditioned, regarding a Drug Approval Application relating to, or Regulatory Approval for, any Co-Developed Development Candidate or Co-Developed Product.
               (d) MERCK Technology. MERCK shall provide ARCHEMIX with access to MERCK Background Technology that MERCK determines in good faith to be necessary or useful in Development.
          4.10.6 Reconciliation and Auditing of Co-Development Costs.
               (a) Reconciliation. Within [***] days following the end of each [***] following the exercise of the Co-Development and Co-Promotion Option applicable to a Co-Developed Development Candidate/Co-Developed Product, each of ARCHEMIX and MERCK shall submit to the JDC a written report setting forth in reasonable detail all Co-Development Costs incurred by each such Party over such [***] for the Co-Developed Development Candidate/Co-Developed Product. Within [***] days following the JDC’s receipt of such written reports, the JDC shall prepare and submit to each Party a written report setting forth in reasonable detail (a) the calculation of all such Co-Development Costs incurred by both Parties over such Calendar Quarter and (b) the calculation of the net amount owed by ARCHEMIX to MERCK or by MERCK to ARCHEMIX in order to ensure the appropriate sharing of such Co-Development Costs in accordance with the ARCHEMIX Co-Development Sharing Percentage and the MERCK
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Co-Development Sharing Percentage. The net amount payable shall be paid by ARCHEMIX or MERCK to the other, as applicable, within [***] days after the distribution by the JDC of such written report.
               (b) Records; Audit Rights. Each Party shall keep and maintain for [***] years complete and accurate records of Co-Development Costs incurred with respect to Co-Developed Development Candidates/Co-Developed Products in sufficient detail to allow confirmation of same by the JDC and the other Party. Each Party shall have the right for a period of [***] years after such Co-Development Cost is reconciled in accordance with Section 4.10.6 to appoint at its expense an independent certified public accountant reasonably acceptable to the other Party to audit the relevant records of the other Party and its Affiliates to verify that the amount of such Co-Development Costs was correctly determined. The Audited Party and its Affiliates shall each make its records available for audit by such independent certified public accountant during regular business hours at such place or places where such records are customarily kept, upon reasonable notice from the Auditing Party, solely to verify that Co-Development Costs hereunder were correctly determined. Such audit right shall not be exercised by the Auditing Party more than once in any Calendar Year and no period may be audited more than once. All records made available for audit shall be deemed to be Confidential Information of the Audited Party. The results of each audit, if any, shall be binding on both Parties. In the event there was an error in the amount of Co-Development Costs reported by the Audited Party hereunder, (i) if the amount of Co-Development Costs was over reported, the Audited Party shall promptly (but in any event no later than [***] days after the Audited Party’s receipt of the independent accountant’s report so concluding) make payment to the Auditing Party of such amount as to ensure the appropriate sharing of such Co-Development Costs in accordance with the ARCHEMIX Co-Development Sharing Percentage and the MERCK Co-Development Sharing Percentage and (ii) if the amount of Co-Development Costs was underreported, the Auditing Party shall promptly (but in any event no later than [***] days after the Auditing Party’s receipt of the independent accountant’s report so concluding) make payment to the Audited Party of such amount as to ensure the appropriate sharing of such Co-Development Costs in accordance with the ARCHEMIX Co-Development Sharing Percentage and the MERCK Co-Development Sharing Percentage. The Auditing Party shall bear the full cost of such audit unless such audit discloses an over reporting by the Audited Party of more than [***] percent ([***]%) of the aggregate amount of Co-Development Costs reportable in any Calendar Year, in which case the Audited Party shall reimburse the Auditing Party for all costs incurred by the Auditing Party in connection with such audit.
               (c) Roll-Over Payments. If, in any [***], the actual Co-Development Costs to be borne by ARCHEMIX with respect to a Co-Developed Development Candidate/Co-Developed Product for that Calendar Quarter exceeds by greater than [***] percent ([***]%) ARCHEMIX’s share of MERCK’s last good faith estimate given at least [***] months before the start of the [***] of Co-Development Costs for that Co-Developed Development Candidate for that [***], ARCHEMIX may, upon written notice to MERCK, delay payment of its share of any such excess until the subsequent [***] (the “Roll-Over Payment”). The Roll-Over Payment shall be paid by ARCHEMIX in [***] equal amounts over the [***] of the subsequent [***].
               (d) Opt-Out Right. ARCHEMIX (the “Opting-Out Party”) shall have the right (the “Opt-Out Right”) in its sole discretion, to cease further Development of any Co-
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Developed Development Candidate/Co-Developed Product by providing MERCK (the “Sole Developing Party”) with written notice (the “Opt-Out-Notice”) at any time within [***] days of each Opt-Out Date applicable to the Co-Developed Development Candidate/Co-Developed Product which shall specify the Co-Developed Development Candidate/Co-Developed Product with respect to which ARCHEMIX is exercising its Opt-Out Right and shall indicate the date (the “Separation Date”) on which the Opt-Out Right shall be effective, which shall under no circumstances be sooner than [***] days from the date of the Opt-Out Notice (the “Opt-Out Notice Period”). During the Opt-Out Notice Period, the Parties shall continue to jointly Develop the Co-Developed Development Candidate/Co-Developed Product in accordance with the applicable Annual Development Plan for the Co-Developed Development Candidate/Co-Developed Product that is the subject of the Opt-Out Notice; provided, that, notwithstanding the foregoing, under no circumstances shall MERCK be obligated to continue to Develop any Co-Developed Development Candidate/Co-Developed Product for which ARCHEMIX exercises its Opt-Out Right. If ARCHEMIX exercises its Opt-Out Right as provided in this Section 4.10.6(d), and MERCK determines to continue to Develop the Co-Developed Development Candidate/Co-Developed Product that is the subject of the Opt-Out Right, then, as of the Separation Date (a) the Co-Developed Development Candidate/Co-Developed Product that is the subject of the Opt-Out Right shall be a Royalty-Bearing Product for purposes of this Agreement; (b) ARCHEMIX shall have no further obligation to fund its Co-Development Percentage of the Co-Development Costs incurred for such Co-Developed Development Candidate/Co-Developed Product; (c) ARCHEMIX will receive from MERCK, in lieu of receiving Net Income Payments from Co-Promoting the Co-Developed Development Candidate/Co-Developed Product that is the subject of the Opt-Out Notice, (i) the milestone payments described in Section 6.5.1 for any milestones achieved with respect to such Royalty-Bearing Product after the Separation Date, provided that ARCHEMIX shall not be entitled to receive (A) the milestone payment for achievement of [***], in the event ARCHEMIX exercises its Opt-Out Right at the [***] Opt-Out Date, (B) the milestone payment for achievement of [***] in the event ARCHEMIX exercises its Opt-Out Right at the [***] Opt-Out Date, and (C) the milestone payment for achievement of [***], in the event ARCHEMIX exercises its Opt-Out Right at the [***] Opt-Out Date, and (ii) the royalty payments described in Section 6.6.1 on Net Sales of such Royalty-Bearing Product for sales of such Royalty-Bearing Product that occur after the Separation Date; and (d) MERCK shall have [***] right to Develop and Commercialize the Co-Developed Development Candidate/Co-Developed Product for which ARCHEMIX exercised its Opt-Out Right in accordance with Section 4.10.1.
5. EQUITY PURCHASE RIGHT
     5.1 Purchase of Equity. Concurrent with signature of this Agreement, MERCK shall purchase from ARCHEMIX, and ARCHEMIX shall issue and sell to MERCK, on the Signing Date, ([***]) shares of Series C Preferred Stock, $.001 par value per share, of ARCHEMIX for a purchase price of [***] Dollars (US $[***]) per share or Twenty Nine Million Eight Hundred Forty Four Thousand Four Hundred Fourteen Dollars (US $29,844,414) in the aggregate by wire transfer of immediately available funds according to instructions that ARCHEMIX shall provide and pursuant to the terms and subject to the conditions set forth in the Stock Purchase Agreement.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     5.2 Equity Purchase Right.
          5.2.1 Right to Purchase. Contingent upon and subject to the execution and delivery of, and compliance with the terms and conditions of this Agreement, ARCHEMIX shall have the option to instruct its underwriters to a Qualified IPO that prices within [***] years of the Effective Date to offer to MERCK the opportunity to purchase shares of ARCHEMIX Common Stock at the IPO Price in an amount up to the lesser of (a) [***] percent ([***]%) of the total gross offering proceeds (prior to underwriter commissions and expenses) raised by ARCHEMIX in the Qualified IPO or (b) $[***]. Such option shall be exercised at ARCHEMIX’ sole discretion and shall be subject to (i) the determination by ARCHEMIX or the underwriters, with the advice of counsel, that such offer does not violate Applicable Laws (including any applicable state or federal securities laws or regulations or any rule, policy or limit imposed by the U.S. Securities and Exchange Commission, the National Association of Securities Dealers, any securities exchange or any other applicable regulatory body) and (ii) the determination by the underwriters that an allotment of shares in such manner would not be materially detrimental to the success of the Qualified IPO. MERCK in its sole discretion, shall have the right to agree to the purchase of all or any portion of such shares as an allotment in any such Qualified IPO consistent with the terms and conditions of this Section 5.2. The foregoing notwithstanding, in the event that ARCHEMIX or the underwriters, with the advice of counsel, determine that such offer to participate in the Qualified IPO violates Applicable Laws (including any applicable state or federal securities laws or regulations or any rule, policy or limit imposed by the U.S. Securities and Exchange Commission, the National Association of Securities Dealers, any securities exchange or any other applicable regulatory body), then MERCK, in its sole, discretion shall have the option to agree to purchase all or any portion of such shares by means of a private placement (the “Private Placement”) that closes concurrently with any such Qualified IPO,; provided that the purchase of shares of ARCHEMIX Common Stock in a Private Placement shall be subject to compliance with Applicable Laws, including but not limited to compliance with the U.S. Securities and Exchange Commission’s integration doctrine. For purposes of clarity, if the Qualified IPO occurs prior to the first anniversary of the Signing Date then MERCK may only be offered the opportunity to consummate the stock purchase set forth in this Section 5.2.1 as a Private Placement pursuant to Section 5.2.2 (d) below.
          5.2.2 Purchase Mechanics.
               (a) Notice of Qualified IPO. At least [***] days prior to the anticipated effective date of the registration statement for the Qualified IPO, ARCHEMIX shall deliver to MERCK written notice (the “Qualified IPO Notice”) specifying: (i) that ARCHEMIX has filed a registration statement for a Qualified IPO; (ii) the anticipated effective date of the registration statement for the Qualified IPO; (iii) the anticipated total gross offering proceeds (prior to underwriter commissions and expenses) expected to be raised by ARCHEMIX in the Qualified IPO; (iv) the anticipated range of the IPO Price; and (v) the anticipated number of shares of ARCHEMIX Common Stock to be purchased and sold in the Qualified IPO (appropriately adjusted to reflect stock splits, stock dividends, combinations of shares and the like).
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

               (b) MERCK Notice of Participation. MERCK shall inform ARCHEMIX in writing within [***] days of the date of the Qualified IPO Notice whether MERCK wishes to purchase shares of ARCHEMIX Common Stock in (x) the Qualified IPO and/or (y) the Private Placement and, if any, (ii) the number of ARCHEMIX Common Shares MERCK wishes to purchase, specifying the maximum and minimum prices within the range identified in the Qualified IPO Notice at which MERCK would be willing to purchase such shares (x) as an allotment in any such Qualified IPO (the “MERCK IPO Shares”) and/or (y) in the Private Placement (the “MERCK Private Placement Shares”).
               (c) Purchase Notice. To the extent MERCK wishes to purchase ARCHEMIX Common Stock in the Qualified IPO and/or Private Placement, following the pricing of the Qualified IPO (the “IPO Effective Date”), ARCHEMIX shall deliver to MERCK written notice within [***] (the “Purchase Notice”) specifying: (i) that the registration statement for the Qualified IPO has been declared effective; (ii) the total gross offering proceeds (prior to underwriter commissions and expenses) to be raised by ARCHEMIX in the Qualified IPO; (iii) the IPO Price; (iv) the MERCK IPO Shares allocated to MERCK in the Qualified IPO (the “MERCK IPO Share Amount”); (v) if applicable, details for the purchase and settlement of the portion of the MERCK IPO Share Amount to be purchased by MERCK in the Qualified IPO, as specified by the underwriter(s) to the Qualified IPO, and the aggregate purchase price for such shares (the “Qualified IPO Purchase Price”); and (vi) if applicable, the place and time at which the Private Placement Closing will occur, the portion of the MERCK Private Placement Shares to be purchased by MERCK in the Private Placement (the “MERCK Private Placement Share Amount”), the aggregate purchase price of such shares (the “Private Placement Purchase Price”) and wire transfer instructions for the payment of the Private Placement Purchase Price.
               (d) Private Placement Closing. The closing of the Private Placement, if applicable (the “Private Placement Closing”), shall take place on the same day as the closing of the Qualified IPO (the “Private Placement Closing Date”) at the place specified in the Purchase Notice; provided, however, that: (i) if such purchase cannot be consummated on the Private Placement Closing Date by reason of any applicable order, judgment, decree or other legal impediment, then MERCK and/or ARCHEMIX may extend the Private Placement Closing Date to a date not more than [***] days after the applicable order, judgment, decree or other legal impediment has been satisfied; and (ii) if prior notification to or approval of any governmental body is required, or if any waiting period must expire or be terminated, in connection with such purchase, then (A) the relevant Party shall promptly cause to be filed the required notice or application for approval and shall cause such notice or application to be processed as expeditiously as possible, (B) the other Party shall cooperate with the filing Party in the filing of any such notice or application required to be filed and in the obtaining of any such approval required to be obtained, and (C) the Private Placement Closing Date shall be extended to a date not more than [***] days after the latest date upon which any required notification has been made, any required approval has been obtained or any required waiting period has expired or been terminated. The Private Placement Closing shall occur as follows:
                    (i) On the Private Placement Closing Date, MERCK shall deliver to ARCHEMIX the Private Placement Purchase Price by wire transfer, in immediately available funds, to the bank account designated by ARCHEMIX in the Purchase Notice and
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

ARCHEMX shall deliver to MERCK such number of ARCHEMIX Common Shares that is equal to the MERCK Private Placement Share Amount.
                    (ii) At the Private Placement Closing, simultaneously with the delivery of the Private Placement Purchase Price, ARCHEMIX and MERCK shall deliver to each other, executed counterparts of the Common Stock Purchase Agreement set forth as Exhibit B.
               (e) Qualified IPO Closing. On the closing date of the Qualified IPO, MERCK shall deliver to the underwriters the Qualified IPO Purchase Price in accordance with the purchase and settlement instructions designated by the underwriters and ARCHEMIX shall instruct its transfer agent to deliver to MERCK a certificate for such number of ARCHEMIX Common Shares that is equal to the MERCK IPO Share Amount.
          5.2.3 Market Stand-Off Agreement. MERCK agrees that during the [***] day period following the effective date of the registration statement for the Qualified IPO, or such other period as requested of [***] ARCHEMIX by the underwriters in the Qualified IPO in order to comply with Rule 2711 of the National Association of Securities Dealers or otherwise, MERCK shall not, to the extent requested by ARCHEMIX and any underwriter to the Qualified IPO, sell, pledge, lend, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any options, right or warrant to purchase, or otherwise transfer or dispose of (other than to donees who agree to be similarly bound), or enter into any swap, hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock of ARCHEMIX; provided, however, that all such executive officers, directors and significant shareholders of ARCHEMIX enter into similar market stand-off agreements.
6. PAYMENTS
     6.1 SELEX License Maintenance Fee. In consideration of the grant by ARCHEMIX of the SELEX License, MERCK shall pay ARCHEMIX a non-refundable license maintenance fee in the amount of [***] Dollars (US $[***]) by wire transfer (i) within [***] days of the Effective Date and (ii) on [***] the Effective Date during the SELEX License Term, according to instructions that ARCHEMIX shall provide.
     6.2 Research License Maintenance Fee. In consideration of the grant by ARCHEMIX of the licenses required to conduct the MERCK Funded Research Projects, MERCK shall pay ARCHEMIX a non-refundable license maintenance fee in the amount of [***] Dollars (US $[***]) by wire transfer (i) within [***] days of the Effective Date and (ii) on [***] the Effective Date during the Research Program Term, according to instructions that ARCHEMIX shall provide.
     6.3 Compound Option Exercise Fees. For each Compound Candidate Option exercised by MERCK pursuant to Section 3.9.2, MERCK shall pay ARCHEMIX (a) with respect to any Compound Candidate Option that is exercised by MERCK that covers a [***] at the time of exercise, (i) an option fee (the “Option Fee”) in the amount of [***] Dollars (US $[***]) within [***] days of the exercise by MERCK of such Compound Candidate Option and (ii) an
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

option exercise fee (the “Option Exercise Fee”) in the amount of [***] Dollars (US $[***]) within [***] days of such time as the Compound Candidate is determined to meet the applicable [***] or is otherwise accepted as [***]; and (b) with respect to any Compound Candidate Option that is exercised by MERCK that covers a Compound Candidate that meets the [***] at the time of exercise, an Option Exercise Fee in the amount of [***] Dollars (US $[***]) within [***] days of the exercise by MERCK of such Compound Candidate Option. For purposes of clarity, (a) only [***] Option Exercise [***] shall be paid for a given ARCHEMIX Internal Research Program even if Compound Candidate Options covering [***] Compound Candidate from such ARCHEMIX Internal Research Program are exercised by MERCK and (b) all Option Exercise Fees shall be non-creditable and non-refundable.
     6.4 R&D Funding.
          6.4.1 Payment of R&D Funding.
               (a) Technology Transfer Activities. In consideration of the performance by ARCHEMIX of the Technology Transfer Activities under the SELEX Technology Transfer Plan as described in Section 3.2, during each Calendar Quarter of the Technology Transfer Term, MERCK will pay ARCHEMIX the Technology Transfer Costs and the FTE Cost applicable to the Technology Transfer Activities conducted during such Calendar Quarter within [***] days of MERCK’s receipt of an invoice corresponding to such Calendar Quarter.
               (b) Research Program Activities. In consideration of the performance by ARCHEMIX of its activities under the Research Projects as described in Section 3.3, during the Research Program Term, MERCK will pay ARCHEMIX the applicable Quarterly FTE Payment on or prior to the first day of each Calendar Quarter; provided, that, an invoice corresponding with such Calendar Quarter has been received by MERCK. ARCHEMIX shall provide a report to the JPT within [***] days of the end of each Calendar Quarter during the Research Program Term that specifies the actual number of FTEs expended during the period covered therein. Within [***] days of the end of each Calendar Year during the Research Program Term, ARCHEMIX shall provide MERCK with an annual reconciliation statement (“Annual Reconciliation Statement”) that specifies the actual number of FTEs expended during the previous [***] in the aggregate in the conduct of the Research Program. MERCK shall reimburse ARCHEMIX in full for any FTEs expended by ARCHEMIX in excess of the cumulative FTE Costs owed by MERCK for such Calendar Year (the “MERCK Contribution”) as indicated by any Annual Reconciliation Statement if such excess was approved by the JSC. To the extent that any Annual Reconciliation Statement indicates that ARCHEMIX expended FTEs in excess of the MERCK Contribution and such excess was not approved by the JSC then, (a) MERCK shall reimburse ARCHEMIX for all FTE Costs in excess of the MERCK Contribution equal to or less than [***] percent ([***]%) of the MERCK Contribution and (b) all excess FTE Costs in excess of [***] percent ([***]%) of the MERCK Contribution shall be borne by ARCHEMIX.
          6.4.2 R&D Funding Audit Rights. ARCHEMIX shall keep complete and accurate books and financial records pertaining to the number of FTEs utilized in conducting the Technology Transfer Activities, the ARCHEMIX Research Activities and the ARCHEMIX
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Development Activities other than Development activities with respect to Co-Developed Collaboration Aptamers, if any, which books and financial records shall be kept in accordance with GAAP and shall be retained by ARCHEMIX until [***] years after the end of the Contract Year to which they pertain. Upon [***] days written notice, MERCK shall have the right to appoint at its expense an independent certified public accountant reasonably acceptable to ARCHEMIX to audit the books and financial records of ARCHEMIX relating to the number of FTEs utilized in conducting the Technology Transfer Activities, the ARCHEMIX Research Activities and the ARCHEMIX Development Activities other than Development activities with respect to Co-Developed Collaboration Aptamers during any Contract Year; provided, that, MERCK shall not have the right to audit any Contract Year more than once or more than [***] years after the end of such Contract Year or to conduct more than one such audit in any [***] period. All books and financial records made available for audit shall be deemed to be Confidential Information of ARCHEMIX. The results of each audit, if any, shall be reported in writing to both Parties promptly (but in no event later than [***] days) after the audit and shall be binding on both Parties. In the event that there was an error relating to the reported FTEs utilized in conducting the Technology Transfer Activities, the ARCHEMIX Research Activities and/or the ARCHEMIX Development Activities other than Development activities with respect to Co-Developed Collaboration Aptamers during such Contract Year, (a) if the effect of the error resulted in an overpayment by MERCK, ARCHEMIX shall promptly (but in any event no later than [***] days) after ARCHEMIX’ receipt of the report so concluding, make payment to MERCK of the overpayment and (b) if the effect of the error resulted in an underpayment by MERCK, then MERCK shall promptly (but in no event later than [***] days after MERCK’s receipt of the report so concluding) make payment to ARCHEMIX of the underpayment amount. MERCK shall bear the full cost of such audit unless such audit discloses an over reporting by ARCHEMIX of more than [***] percent ([***]%) of the aggregate amount of FTE Costs reportable in any Calendar Year in conducting the Technology Transfer Activities, the ARCHEMIX Research Activities and the ARCHEMIX Development Activities other than Development activities with respect to Co-Developed Collaboration Aptamers, in which case ARCHEMIX shall reimburse MERCK for all reasonable costs incurred by MERCK in connection with such audit.
          6.4.3 R&D External Costs. In addition to the funding obligations in Section 6.4.1 above, MERCK shall [***] for the payment of [***] Third Party research and Development activity costs (“Third Party Costs”), including, without limitation, contract research organizations, contract personnel and consultant costs, incurred by ARCHEMIX to the extent set forth in an Annual Research Plan or Annual Development Plan or otherwise agreed to in writing by MERCK.
     6.5 Milestone Payments.
          6.5.1 Milestones.
               (a) Payment of Milestones. Within [***] days after the occurrence of the following milestone events, MERCK shall make the corresponding non-refundable, non-creditable payments to ARCHEMIX for each Program Target, regardless of the number of
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Products that are Developed and Commercialized under this Agreement against such Program Target except as expressly noted below for [***]:

Milestone Event	Milestone Payment
1. [***]	$[***]
2. [***]	$[***]
3. [***]	$[***]
4. [***]	$[***]
5. [***]	$[***]
6. [***]	$[***]
7. [***]	$[***]
8. [***]	$[***]
9. [***]	$[***]
10. [***]	$[***]
11. [***]	$[***]
12. [***]	$[***]
13. [***]	$[***]
14. [***]	$[***]
15. [***]	$[***]
16. [***]	$[***]
For purposes of clarity (a) [***] shall be paid for a given Product for up to [***] Indications; and (b) if payment is made for any milestones with respect to any Product and any of the preceding milestone payments have not been made with respect to such Product, then such earlier milestone payments shall be made [***] (for example, if milestone 7 [***] is paid, but milestone 6 [***] has not been paid, then [***]. Notwithstanding anything contained herein to the contrary, in no event will MERCK be liable for milestone payments accrued for milestones 1 to 2 and 4 to 16 in excess of
(i) [***] US Dollars for the [***] program,
(ii) [***] US Dollars for the [***],
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(iii) [***] US Dollars for [***].
               (b) Adjustments to Milestones. In the event that ARCHEMIX fails to exercise a Co-Development and Co-Promotion Option applicable to a Development Candidate on or before the expiration of the applicable Co-Development Option Period or exercises its Opt-Out Right with respect to a Co-Developed Development Candidate in accordance with Section 4.10.6(d), MERCK shall pay ARCHEMIX [***] with respect to any Product Derived from such Development Candidate, in accordance with Section 6.5.1(a); provided, that, except as described in Section 3.9.3 with respect to the [***] Target, to the extent that such Product was Developed from an ARCHEMIX Internal Research Project, (i) [***] the [***] with respect to that Product set forth in Section 6.5.1(a) shall be [***] by an additional [***] percent ([***]%) (e.g., milestone 7 shall be increased from $[***] to $[***]) and (ii) to the extent ARCHEMIX exercises its Opt-Out Right as described above, the milestone payments shall be adjusted as described in Section 4.10.6(d).
          6.5.2 Determination that Milestone Events have Occurred; Invoice for Milestone Payments. MERCK shall provide ARCHEMIX with written notice within [***] days of each occurrence of a milestone event set forth in Section 6.5.1(a). ARCHEMIX shall provide MERCK with an invoice for the amount of the milestone payment that is due and payable as promptly as possible after receipt of such notice. In the event that, notwithstanding the fact that MERCK has not given such a notice, ARCHEMIX believes any such milestone event has occurred, it shall so notify MERCK in writing and shall provide to MERCK data, documentation or other information that supports its belief. Any dispute under this Section 6.5.2 that relates to whether or not a milestone event has occurred shall be referred to the JSC to be resolved in accordance with Section 2.1.6.
     6.6 Payment of Royalties; Royalty Rates; Accounting and Records.
          6.6.1 Payment of Royalties.
               (a) Royalty Rates. MERCK shall pay ARCHEMIX a royalty based on Annual Net Sales of each Royalty-Bearing Product in each Calendar Year (or partial Calendar Year) commencing with the First Commercial Sale of such Royalty-Bearing Product in any country in the Territory and ending upon the last day of the Royalty Term for such Royalty-Bearing Product, at the following rates:

Annual Net Sales	Royalty Rate (%)
[***]	[***]%
[***]	[***]%
[***]	[***]%
[***]	[***]%
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     The following hypothetical example illustrates the calculation of royalties under Section 6.6.1(a): If, in any Calendar Year during the Term, Annual Net Sales of a Royalty-Bearing Product are $[***], the applicable royalty would be $[***], [***]% of Net Sales for Net Sales up to $[***], [***]% of Net Sales for Net Sales over $[***] and up to $[***] and [***]% of Net Sales for Net Sales over $[***].
               (b) Royalty Rate Adjustments.
                    (i) Exercise of Co-Development and Co-Promotion Option. In the event that ARCHEMIX exercises a Co-Development and Co-Promotion Option for a Development Candidate in accordance with Section 4.10.2(a), the levels of Annual Net Sales for the royalty rates set forth in Section 6.6.1(a) that are applicable to a Product Derived from such Development Candidate in those countries in which such Product is a Royalty-Bearing Product (i.e. outside the Co-Development Territory) shall be [***] by [***] percent ([***]%), provided, that, only [***] shall be taken into account.
                    (ii) Failure to Exercise Co-Development and Co-Promotion Option. In the event that ARCHEMIX fails to exercise a Co-Development and Co-Promotion Option applicable to a Development Candidate on or before the expiration of the applicable Co-Development Option Period, any Product Derived from such Development Candidate shall be deemed to be a Royalty-Bearing Product and MERCK shall pay ARCHEMIX a royalty based on Annual Net Sales of such Royalty-Bearing Product for purposes of this Agreement at the rates set forth in Section 6.6.1(a); provided, that, to the extent that such Royalty-Bearing Product was Developed from an ARCHEMIX Internal Research Project and was not the result of ARCHEMIX De Novo Research Activities, the royalty rates applicable to the two top tiers of Annual Net Sales set forth in Section 6.6.1(a) shall be [***] by [***] percentage points (i.e., the [***]% rate shall be [***] to [***]% and the [***]% rate shall be [***] to [***]%).
                    (iii) Exercise of Opt-Out Right. To the extent that ARCHEMIX exercises its Opt-Out Right with respect to a Co-Developed Development Candidate in accordance with Section 4.10.6(d), any Product Derived from such Co-Developed Development Candidate shall be deemed to be a Royalty-Bearing Product and MERCK shall pay ARCHEMIX a royalty based on Annual Net Sales of such Royalty-Bearing Product for purposes of this Agreement at the rates set forth in Section 6.6.1(a); provided, that, (A) except as set forth in Section 3.9.3 with respect to the [***] Target, to the extent that such Royalty-Bearing Product was Developed from an ARCHEMIX Internal Research Project, the royalty rates applicable to the two top tiers of Annual Net Sales set forth in Section 6.6.1(a) shall be [***] by [***] percentage points (i.e., the [***]% rate shall be [***] to [***]% and the [***]% rate shall be [***] to [***]%); and (B) the royalty rates applicable to sales of such Royalty-Bearing Product in [***] shall be [***] (1) in the case of an ARCHEMIX 50% Co-Development Percentage by (x) [***] percent ([***]%) if the Opt-Out Right is exercised on the [***] Opt-Out Date (but not before) and (y) [***] percent ([***]%) if the Opt-Out Right is exercised after the [***] Opt-Out Date but on or before the [***] Opt-Out Date, and (2) in the case of an ARCHEMIX [***]% Co-Development Percentage by (y) [***] percent ([***]%) if the Opt-Out Right is exercised on the [***] Opt-Out Date (but not before) and (z) [***] percent ([***]%) if the Opt-Out Right is exercised after the [***] Opt-Out Date but on or before the [***] Opt-Out
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Date. For purposes of clarity, the adjustment in the royalty rates described in this Section 6.6.1(b)(iii) shall be determined by first determining the adjustment pursuant to subsection (B) above and then determining the increase pursuant to subsection (A) above. By way of example, if ARCHEMIX exercises its Opt-Out Right with respect to a Co-Developed Development Candidate on the [***] Opt-Out Date, the royalty rates applicable to the two highest tiers of Annual Net Sales shall be [***] from [***]% and [***]% respectively, to [***]% and [***]%.
               (c) Royalty Offsets. In the event that MERCK, in order to practice the license granted to it under Section 8.2 of this Agreement in any country in the Territory, is required to and actually makes royalty, milestone or license fee payments to any Third Party (“Third Party Payments”) in order (A) to obtain a license to an issued patent or patents in the absence of which the Lead Compound portion of the Royalty-Bearing Product could not legally be manufactured, imported, sold, exported, or otherwise exploited in such country and/or (B) to obtain a license to an issued patent or patents, in the absence of which the Licensed Patent Rights cannot legally be practiced in such country for making, using, importing, offering for sale, selling, exporting or otherwise exploiting such Royalty-Bearing Product, then the royalties payable to ARCHEMIX for such Product under Section 6.6.1(a) with respect to such country may be reduced by [***] percent ([***]%) of the amount of such Third Party Payments. Notwithstanding the foregoing, (i) such reductions shall in no event reduce the royalty that would otherwise be payable for such Royalty-Bearing Product under Section 6.6.1 with respect to such country by more than [***] percent ([***]%) of the amount otherwise payable with respect to Net Sales of such Product in such country, (ii) MERCK shall be responsible for the payment of any royalty, milestone or license fee payments to any Third Party relating to methods or processes for making or manufacturing the Royalty-Bearing Product and the royalties payable to ARCHEMIX pursuant to Section 6.6.1(a) [***], and (iii) in the event that MERCK requires that ARCHEMIX use in the Research Program molecules, methods and/or processes not identified in Schedule 10 or MERCK requires that ARCHEMIX use in the Research Program specific molecules, methods and/or processes where such molecules, methods and/or processes are generically identified in Schedule 10 (“Requested Chemistry”), thereby giving rise to the obligation to pay royalty, milestone or license fee payments to a Third Party (“Third Party Chemistry Payments), MERCK [***] of such Third Party Chemistry Payments and the royalties payable to ARCHEMIX pursuant to Section 6.6.1(a) [***] Third Party Chemistry Payments.
               (d) Competing Aptamer Products. In the event that a Third Party sells a Competing Aptamer Product (as defined below) in a country in which a Royalty-Bearing Product is then being sold and such Competing Aptamer Product is not covered by a Valid Claim under the Licensed Patent Rights, Program Aptamer-Specific Patent Rights, or Joint Patent Rights in such country, then, during the period in which sales of the Competing Aptamer Product by such Third Party are equal to at least [***] percent ([***]%) of MERCK’s volume-based market share of the Royalty-Bearing Product in such country (as measured by prescriptions or other similar information available in such country) [***] in effect with respect to such Product in such country as specified in Section 6.6.1(a) shall be [***] by [***] percent ([***]%). Notwithstanding the foregoing, (i) MERCK’s obligation to pay royalties at the full royalty rates shall be reinstated on the first day of the Calendar Quarter immediately following the Calendar Quarter in which sales of such Competing Aptamer Product account for less than [***] percent ([***]%) of MERCK’s volume-based market share in such country and (ii) the provisions of this
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Section 6.6.1(d) shall not apply for any country in which MERCK has not [***] for [***] for the applicable Collaboration Aptamer(s) or has not otherwise used commercially reasonable efforts to [***] for such Collaboration Aptamer(s). For purposes of this Section 6.6.1(d), a “Competing Aptamer Product” means a pharmaceutical product that (i) contains an [***] and (ii) is marketed in a country [***] as the [***].
               (e) Generic Products. In the event that a Third Party sells a Generic Product (as defined below) in a country in which a Royalty-Bearing Product is then being sold and such Generic Product is not covered by a Valid Claim under the Licensed Patent Rights, Program Aptamer-Specific Patent Rights, or Joint Patent Rights in such country, then during the period in which sales of the Generic Product by such Third Party are equal to at least [***] percent ([***]%) of MERCK’s volume-based market share of the Royalty-Bearing Product in such country (as measured by prescriptions or other similar information available in such country), MERCK shall pay [***] percent ([***]%) of the full applicable royalties in effect with respect to such Royalty-Bearing Product in such country as specified in Section 6.6.1(a). Notwithstanding the foregoing, (i) MERCK’s obligation to pay royalties at the full royalty rates shall be reinstated on the first day of the Calendar Quarter immediately following the Calendar Quarter in which sales of such Generic Product account for less than [***] percent ([***]%), (ii) the provisions of this Section 6.6.1(e) shall not apply for any country in which MERCK has not [***] for [***] for the applicable Collaboration Aptamer(s) or has not otherwise used commercially reasonable efforts to [***] for such Collaboration Aptamer(s). For purposes of this Section 6.6.1(e), a “Generic Product” means a pharmaceutical product that contains the [***] and [***] to [***].
               (f) Maximum Adjustment of Royalty Rate. Notwithstanding anything to the contrary in this Agreement, under no circumstances shall the royalty rates in Section 6.6.1(a) be cumulatively reduced below [***] percent ([***]%) of the rates set forth therein.
               (g) Know-How Payments. The Parties hereby acknowledge and agree that any royalties that are payable for a Product for which no Patent Rights exist shall be in consideration of (i) ARCHEMIX’s expertise and know-how concerning the identification of aptamers in the Field, including its development of the SELEX Process and its other aptamer-related development activities conducted prior to the Effective Date; (ii) the performance by ARCHEMIX of the Research Program, (iii) the disclosure by ARCHEMIX to MERCK of results obtained in the Research Program; (iv) the licenses granted to MERCK hereunder with respect to Licensed Technology and Joint Technology that are not within the claims of any Patent Rights Controlled by ARCHEMIX; (v) the restrictions on ARCHEMIX in Section 8.7.1; and (vi) the “head start” afforded to MERCK by each of the foregoing.
               (h) Payment Dates and Reports. Royalty payments shall be made by MERCK within [***] days after the end of each [***] commencing with the [***] in which the First Commercial Sale of a Royalty-Bearing Product occurs. MERCK shall also provide, at the same time each such payment is made, a report showing: (a) the Net Sales of each Royalty-Bearing Product by type of Royalty-Bearing Product and country in the Territory; (b) the basis for any deductions from gross amounts billed or invoiced to determine Net Sales; (c) the applicable royalty rates for such Royalty-Bearing Product; (d) the exchange rates used in
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

calculating any of the foregoing; and (e) a calculation of the amount of royalty due to ARCHEMIX.
               (i) Combination Products. The earned royalty due on a Combination Product shall be determined pro rata on a Combination Product-by-Combination Product and country-by-country basis, by multiplying Net Sales of the Combination Product by the fraction A/(A+B), where A is the invoice price of the Royalty-Bearing Product when sold separately and B is the invoice price of the Supplemental Product when sold separately by a Party, its Affiliate or its Sublicensee or, if not sold by them, then the average invoice price when sold separately by Third Parties. If the Supplemental Product in the Combination Product is not sold separately by any Person, Net Sales shall be calculated by multiplying actual net revenues derived from sales of the Combination Product by the fraction A/C, where A is as previously defined and C is the invoice price of the Combination Product sold by a Party, its Affiliate or its Sublicensee. For purposes of clarity, the average invoice price and the actual net revenues for any Supplemental Product shall be for a quantity comparable to that contained in the Combination Product and shall be of the same class, purity and potency as that contained in the Combination Product. If neither the Royalty-Bearing Product nor the Supplemental Product included in the Combination Product are sold separately, Net Sales shall be calculated based on the mutual written agreement of the Parties as to a reasonable allocation between the Royalty-Bearing Product and the Supplemental Product, taking into account total manufacturing costs, proprietary protection and relative contribution thereof. If the Parties are unable to reach agreement on an appropriate method of determining royalties for a Combination Product, the matter shall be submitted to the JSC for resolution under Section 2.1.6.
          6.6.2 Records; Audit Rights. MERCK and its Affiliates and Sublicensees shall keep and maintain for [***] years from the date of each payment of royalties hereunder complete and accurate records of gross sales and Net Sales by MERCK and its Affiliates and Sublicensees of each Royalty-Bearing Product, in sufficient detail to allow royalties to be determined accurately. ARCHEMIX shall have the right for a period of [***] years after receiving any such royalty payment to appoint at its expense an independent certified public accountant reasonably acceptable to MERCK to audit the relevant records of MERCK and its Affiliates and Sublicensees to verify that the amount of such payment was correctly determined. MERCK and its Affiliates and Sublicensees shall each make its records available for audit by such independent certified public accountant during regular business hours at such place or places where such records are customarily kept, upon [***] days written notice from ARCHEMIX, solely to verify that royalty payments hereunder were correctly determined. Such audit right shall not be exercised by ARCHEMIX more than [***] in any [***] or more than [***] with respect to sales of a particular Product in a [***]. All records made available for audit shall be deemed to be Confidential Information of MERCK. The results of each audit, if any, shall be binding on both Parties. In the event there was an underpayment by MERCK hereunder, MERCK shall promptly (but in any event no later than [***] days after MERCK’s receipt of the report so concluding) make payment to ARCHEMIX of any shortfall. ARCHEMIX shall bear the full cost of such audit unless such audit discloses an underreporting by MERCK of more than [***] percent ([***]%) of the aggregate amount of royalties payable in any Calendar Year, in which case MERCK shall reimburse ARCHEMIX for all costs incurred by ARCHEMIX in connection with such audit.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          6.6.3 Overdue Royalties and Milestones. All royalty payments not made within the time period set forth in Section 6.6.1(h), including underpayments discovered during an audit, and all milestone payments not made within the time period specified in Section 6.5.1, shall bear interest at a rate of [***] percent ([***]%) per month from the due date until paid in full or, if less, the maximum interest rate permitted by Applicable Laws. Any such overdue royalty or milestone payment shall, when made, be accompanied by, and credited first to, all interest so accrued.
     6.7 Net Income Payments.
          6.7.1 Net Income Payments. ARCHEMIX shall receive from MERCK, in lieu of receiving any royalty payments with respect to the Commercialization of each Co-Developed Product in the Co-Development Territory, the ARCHEMIX Co-Development Sharing Percentage of all Annual Net Income derived from sales of that Co-Developed Product in the Co-Development Territory as described herein for as long as there are sales by MERCK, its Affiliates or Sublicensees of such Co-Developed Product in the Co-Development Territory (such payments, the “Net Income Payments”). Within [***] days following the end of each Calendar Quarter commencing on and after the date of First Commercial Sale of each Co-Developed Product, (a) ARCHEMIX shall submit to the JDC all expenses incurred by it that qualify as deductions from Net Sales with respect to such Co-Developed Product in the Co-Development Territory as set forth in Schedule 11 in the definition of Net Income and (b) MERCK shall submit to the JDC all expenses incurred by it that qualify as deductions from Net Sales (again as set forth in Schedule 11 in the definition of Net Income) with respect to, as well as the Net Sales and Cost of Goods of the Co-Developed Product applicable to, such Co-Developed Product. Within [***] days following the end of the Calendar Quarter, the JDC shall submit to the Parties a written report setting forth in reasonable detail (i) the calculation of Annual Net Income, determined in accordance with Schedule 11 attached hereto and (ii) the calculation of the amount of Annual Net Income payable to ARCHEMIX, or for which ARCHEMIX is responsible, as the case may be, in accordance with its ARCHEMIX Co-Development Sharing Percentage for that Co-Developed Product taking into account ARCHEMIX’s expenditures for the period. All Net Income Payments payable by MERCK or ARCHEMIX, as the case may be, to the other Party shall be paid within [***] days following issuance of such written report. For purposes of clarity, all references to the JDC above shall be deemed to refer to MERCK if the Parties do not establish the JDC.
          6.7.2 Audit Rights. ARCHEMIX and MERCK shall each keep complete and accurate books and financial records pertaining to its costs and expenses incurred in the Development and Commercialization of Co-Developed Products and of Net Sales of such Co-Developed Products sold by them, which books and financial records shall be retained by them until [***] years after the end of the Calendar Year to which they pertain. Each Party shall have the right to appoint at its expense an independent certified public accountant reasonably acceptable to the other Party to audit the books and financial records of the other Party relating to the foregoing during any Calendar Year; provided, that, the auditing Party shall not have the right to audit any Calendar Year more than once or more than [***] years after the end of such Calendar Year or to conduct more than one such audit in any [***] period. All books and
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

           financial records made available for audit shall be deemed to be Confidential Information of the audited Party.
     6.8 Payments. All payments made by MERCK hereunder shall be made by wire transfer in US Dollars in accordance with instructions given in writing from time to time by ARCHEMIX and shall be free and clear of any taxes, duties, levies, fees or charges including any withholding taxes. If by law, regulations or fiscal policy of a particular country in the Territory, remittance of royalties in United States Dollars is restricted or forbidden, written notice thereof shall promptly be given to ARCHEMIX, and such payment shall be made by the deposit thereof in local currency to the credit of ARCHEMIX in a recognized banking institution designated by ARCHEMIX by written notice to MERCK. When in any country in the Territory the law or regulations prohibit both the transmittal and the deposit of royalties, on sales in such country, such payments shall be suspended for as long a such prohibition is in effect and as soon as such prohibition ceases to be in effect, all royalties that MERCK would have been under an obligation to transmit or deposit but for the prohibition shall forthwith be deposited or transmitted, to the extent allowable.
     6.9 Taxes. Any income taxes or other taxes which MERCK is required by law to pay or withhold on behalf of ARCHEMIX with respect to milestones, royalties and any other monies or other transfer for value payable or provided to ARCHEMIX under this Agreement shall be deducted from such milestones, royalties, Net Income Payments and any other monies due to ARCHEMIX under this Agreement. MERCK shall provide ARCHEMIX with documentation of such withholding in a manner that is satisfactory for purposes of reporting to the U.S. Internal Revenue Service. Payments made by either Party for goods and services provided by the other Party under this Agreement are exclusive of Value Added Tax, sales tax or any other similar or substitute tax which will be additionally payable by the Party receiving the goods or services in the event that Value Added Tax, sales tax or any other similar or substitute tax applies to any of these payments; provided, that, the Party providing the goods or services will issue to the other Party an appropriate invoice to support any such charge. MERCK shall submit to ARCHEMIX reasonable proof of payment of the withholding taxes contemplated by this Section 6.9, together with an accounting of the calculations of such taxes, within [***] days after which such withholding taxes are remitted to the proper authority. The Parties will cooperate reasonably in completing and filing documents required under the provisions of any applicable tax laws or under any other Applicable Laws, in connection with the making of any required tax payment or withholding payment, or in connection with any claim to a refund of or credit for any such payment. The Parties will cooperate to minimize such taxes in accordance with Applicable Laws.
     6.10 US Partnership. In the event that (i) ARCHEMIX exercises its Co-Development and Co-Promotion Option as set forth in Section 4.10.2 above; and (ii) MERCK determines that such collaboration in the Co-Development Territory should be characterized as a partnership for U.S. income tax purposes (a “Partnership”), the Parties agree as follows:
(a) Only the activities of the Parties performed in the Co-Development Territory (the “U.S. Activities”) after exercise by ARCHEMIX of a Co-Development and Co-Promotion Option will be considered as Partnership activities, notwithstanding the allocation of global Development
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

expenses to the Partnership described below in Section 6.10(c); all prior and the remaining activities under this Agreement will continue to be characterized as a licensing relationship between MERCK and ARCHEMIX.
(b) In addition to the separate Co-Promotion Agreement the Parties will enter into a co-finance agreement (the “Co-Finance Agreement”) that shall be structured as a partnership agreement with respect to the US Activities. Such agreement shall contain provisions setting out in greater detail the agreement of the Parties with respect to revenue and expense sharing, funding, risk of loss, distributions and allocation of Net Income and separately stated items, as summarized in this Section 6.10.
(c) For purposes of the Partnership, the Parties will treat [***]% of the Co-Development Costs as attributable to the US Partnership. In addition, the Parties will treat [***]% of actual US related Co-Development Regulatory Costs and Co-Development Commercialization Costs as attributable to the US Partnership. The Parties agree that Net Income and Co-Development Commercialization Costs and Co-Development Regulatory Costs attributable to the Partnership shall be shared either [***] or [***], and that the Co-Development Costs shall be shared either [***] or [***], by MERCK and ARCHEMIX, respectively, in accordance with which ever option is chosen by ARCHEMIX pursuant to Section 4.10.2.(a). In any fiscal year, should actual Co-Development Costs associated with U.S. Activities be less than [***]% of total Co-Development Costs, the difference between the actual expenses performed in the U.S and [***]% of Co-Development Costs will be deemed to be non-US incurred or foreign sourced, yet still allocable to the US Partnership. The remaining [***]% of the Co-Development Costs will be considered development expenses related to activities outside the Partnership, and thus to the MERCK license.
(d) The contribution or license of each Party’s intellectual property rights will be characterized in a manner that maximizes both Parties` ability to claim R&D credits in the U.S. consistent with I.R.C. Section 704(b) and the regulations thereunder.
(e) The Co-Finance Agreement shall include the provisions, terms and conditions necessary to reflect the intent of the Parties that the tax credits, distributions, capital accounts and liquidation values approximate the sharing percentages set forth in (c) above.
(f) That (i) all reasonable third party expenses incurred by both Parties to draft and execute a Co-Finance Agreement, and to prepare any US Federal or state tax filings on behalf of the Partnership, shall be borne (A) in the ARCHEMIX [***]% Co-Development Sharing Percentage, [***] by MERCK (or an Affiliate of MERCK) and ARCHEMIX, respectively, and (B) in the ARCHEMIX [***]% Co-Development Sharing Percentage [***]%/[***]% by MERCK (or an Affiliate of MERCK) and ARCHEMIX, respectively, and (ii) EMD Serono Inc (or another US Affiliate of MERCK) shall be the tax matters partner for administrative purposes.
     6.11 Foreign Currency Exchange. All royalties and Net Income Payments shall be payable in full in the United States in United States Dollars, regardless of the countries in which sales are made. With respect to amounts invoiced by MERCK (or its Affiliates or Sublicensees) for Products, all such amounts shall be expressed in EURO and, if applicable, the currency in
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

which the amount was invoiced. Any conversion from a currency to EURO shall be calculated using MERCK’s standard exchange rate methodology applied in its external reporting in effect as of the Effective Date and set forth on Schedule 9 attached hereto. Such Net Sales shall be converted into United States Dollars as follows:
          (A/B), where
                    A = “Net Sales” (as defined above) in such Calendar Quarter expressed in EURO; and
                    B = foreign exchange conversion rate, expressed in EURO per United States Dollar (using, the applicable EURO exchange rate, set forth on Schedule 9 attached hereto or any other mutually agreed upon source, for such Calendar Quarter).
7. TREATMENT OF CONFIDENTIAL INFORMATION;
PUBLICITY; NON-SOLICITATION.
     7.1 Confidentiality.
          7.1.1 Confidentiality Obligations. ARCHEMIX and MERCK each recognizes that the other Party’s Confidential Information and Proprietary Materials constitute highly valuable assets of such other Party. ARCHEMIX and MERCK each agrees that, subject to Section 7.1.2, it will not disclose, and will cause its Affiliates and sublicensees (or Sublicensees, as the case may be) not to disclose, any Confidential Information or Proprietary Materials of the other Party and it will not use, and will cause its Affiliates and sublicensees (or Sublicensees, as the case may be) not to use, any Confidential Information or Proprietary Materials of the other Party except as expressly permitted hereunder; provided, that, such obligations shall apply during the Term and for an additional [***] years thereafter.
          7.1.2 Limited Disclosure. ARCHEMIX and MERCK each agrees that disclosure of its Confidential Information or any transfer of its Proprietary Materials may be made by the other Party to any employee, consultant or Affiliate of such other Party to enable such other Party to exercise its rights or to carry out its responsibilities under this Agreement; provided, that, any such disclosure or transfer shall only be made to Persons who are bound by written obligations as described in Section 7.1.3. In addition, ARCHEMIX and MERCK each agrees that the other Party may disclose its Confidential Information (a) on a need-to-know basis to such other Party’s legal and financial advisors, (b) as reasonably necessary in connection with an actual or potential (i) permitted sublicense of such other Party’s rights hereunder, (ii) Third Party collaborators, subject to written obligations of confidentiality substantially similar to those of ARCHEMIX hereunder, and provided that any Confidential Information so provided will in no event include information identifying any Program Targets, (iii) debt or equity financing of such other Party or (iv) Change of Control involving such other Party, (c) if such other Party is ARCHEMIX, to any Third Party that is or may be engaged by ARCHEMIX to perform services in connection with the Research Program, and (d) for any other purpose with the other Party’s written consent, not to be unreasonably withheld, conditioned or delayed. In addition, each Party
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

agrees that the other Party may disclose such Party’s Confidential Information or Proprietary Materials (A) as reasonably necessary to file, prosecute or maintain Patent Rights, or to file, prosecute or defend litigation related to Patent Rights, in accordance with this Agreement; or (B) as required by Applicable Laws; provided, that, in the case of any disclosure under this clause (B), the disclosing Party shall (1) if practicable, provide the other Party with reasonable advance notice of and an opportunity to comment on any such required disclosure and (2) if requested by the other Party, cooperate in all reasonable respects with the other Party’s efforts to obtain confidential treatment or a protective order with respect to any such disclosure, at the other Party’s expense.
          7.1.3 Employees and Consultants. ARCHEMIX and MERCK each hereby represents that all of its employees and consultants, and all of the employees and consultants of its Affiliates, who participate in the activities of the Collaboration or have access to Confidential Information or Proprietary Materials of the other Party are or will, prior to their participation or access, be bound by written obligations to maintain such Confidential Information or Proprietary Materials in confidence and not to use such information except as expressly permitted hereunder. Each Party agrees to use, and to cause its Affiliates to use, reasonable efforts to enforce such obligations.
     7.2 Publicity. The Parties acknowledge that the terms of this Agreement constitute Confidential Information of each Party and may not be disclosed except as permitted by Section 7.1.2 and this Section 7.2. Such terms may be disclosed by a Party to (i) investment bankers, investors, and potential investors, lenders and potential lenders and other sources and other potential sources of financing, acquirer or merger partners and potential acquirer or merger partners but only to the extent reasonably necessary, (ii) Gilead but only to the extent required pursuant to the ARCHEMIX-Gilead License Agreement and (iii) University License Equity Holdings, Inc. but only to the extent required pursuant to the URC License Agreement. In addition, a copy of this Agreement may be filed by either Party with the Securities and Exchange Commission if such filing is required by law or regulation. In connection with any such filing, such Party shall endeavor to obtain confidential treatment of economic and trade secret information, and shall provide the other Party with the proposed confidential treatment request with reasonable time for such other Party to provide comments, which comments shall be reasonably considered by the filing Party; provided, that, in no event shall any of the Program Targets be disclosed. In addition, ARCHEMIX shall only be permitted to disclose the identity of Program Targets to investment bankers, investors and potential investors, lenders and potential lenders, and other sources and other potential sources of financing, acquirer or merger partners and potential acquirer or merger partners under confidentiality undertakings at least as stringent as the ones set forth herein. Notwithstanding anything to the contrary in Section 7.1, the Parties, upon the execution of this Agreement, shall agree to a press release with respect to this Agreement, in the form attached here to as Schedule 6, and either Party may make subsequent public disclosure of the contents of such press release without further approval of the other Party. After issuance of such press release, except as required by Applicable Laws, neither Party shall issue a press or news release or make any similar public announcement (it being understood that publication in scientific journals, presentation at scientific conferences and meetings and the like are intended to be covered by Section 7.3 and not subject to this Section 7.2) related to the Research Program or to any Development Program without the prior written consent of the other
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Party; provided, that, (a) notwithstanding the foregoing, ARCHEMIX shall be expressly permitted to publicly announce the occurrence of any milestone event under Section 6.5.1 and any other event that ARCHEMIX reasonably believes is material to ARCHEMIX; (b) MERCK (i) expressly acknowledges that ARCHEMIX is an emerging company the success of which is substantially dependent on its ability to attract and raise capital and that ARCHEMIX’s ability to attract and raise capital is substantially dependent on its ability to announce publicly developments in its research and development programs or product development pipeline and (ii) agrees that it shall not unreasonably withhold, condition or delay its consent to any request by ARCHEMIX to announce publicly developments in the Research Program or any Development Program; and (c) ARCHEMIX (i) expressly acknowledges that MERCK’s Development and Commercialization is substantially dependent on its ability to protect confidential information and (ii) agrees that it shall not unreasonably request to announce developments in the Research Program or any Development Program that may reduce a competitive advantage versus competing entities.
     7.3 Publications and Presentations. The Parties acknowledge that scientific publications and presentations must be strictly monitored to prevent any adverse effect from premature publication or dissemination of results of the activities hereunder. Each Party agrees that, except as required by Applicable Laws, it shall not publish or present, or permit to be published or presented, the results of the Research Program or any Development Program without the prior review by and approval of the other Party. Each Party shall provide to the other Party the opportunity to review each of the submitting Party’s proposed abstracts, manuscripts or presentations (including, without limitation, information to be presented verbally) that relate to the Research Program or any Development Program at least [***] days prior to its intended presentation or submission for publication, and such submitting Party agrees, upon written request from the other Party given within such [***] period, not to submit such abstract or manuscript for publication or to make such presentation until the other Party is given up to [***] days from the date of such written request to seek appropriate patent protection for any material in such publication or presentation that it reasonably believes may be patentable. Once such abstracts, manuscripts or presentations have been reviewed and approved by each Party, the same abstracts, manuscripts or presentations do not have to be provided again to the other Party for review for a later submission for publication. Each Party also shall have the right to require that any of its Confidential Information that is disclosed in any such proposed publication or presentation be deleted prior to such publication or presentation. In any permitted publication or presentation by a Party, the other Party’s contribution shall be duly recognized, and co-authorship shall be determined in accordance with customary standards. Each Party (i) expressly acknowledges that the other Party’s business may be substantially dependent on its ability to publish results in scientific journals, presentation at scientific conferences and meetings and (ii) agrees that it shall not unreasonably withhold, condition or delay its consent to any request by the other Party to publish results of the Research Program or any Development Program in accordance with its internal publication guidelines.
     7.4 Prohibition on Solicitation. Without the written consent of the other Party, neither Party nor its Affiliates shall, during the [***] or for [***] year thereafter, solicit (directly or indirectly) any employee of the other Party or its Affiliates who participated in the Research Program at any time during the Research Program Term. This provision shall not restrict either
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Party or its Affiliates from advertising employment opportunities in any manner that does not directly target the other Party or its Affiliates.
8. LICENSE GRANTS; EXCLUSIVITY
     8.1 SELEX License; Research and Development Licenses.
          8.1.1 ARCHEMIX License Grants.
               (a) SELEX License.
                    (i) License Grant. Subject to the other terms of this Agreement, ARCHEMIX hereby grants to MERCK and its Affiliates a non-exclusive, royalty-free, worldwide license during the SELEX License Term, without the right to grant sublicenses, under the Licensed Technology and Licensed Patent Rights, for the purpose of using the SELEX Process and the SELEX Technology solely to conduct Target Validation Activities in accordance with Section 3.15 (the “SELEX License”).
                    (ii) Negative Covenants. Notwithstanding the foregoing but without limiting any of the other terms, conditions and limitations contained in this Agreement, MERCK hereby acknowledges and agrees that it shall not use the SELEX Process or the SELEX Technology or practice the SELEX License for any purpose or use outside of the conduct of Target Validation Activities in accordance with Section 3.15, including without limitation, (A) to perform any research or development on any aptamer for any use outside of the Field and/or (B) to research, develop, make, use, sell, offer for sale, import or export any Excluded Aptamers and/or (C) to perform Target Validation Activities for any Target not identified in a Target Validation Response.
                    (iii) Reports Under SELEX License. MERCK shall provide ARCHEMIX with a written report at least once each Calendar Year that describes any MERCK SELEX Improvements (including any patent applications, if any, filed with respect to such MERCK SELEX Improvements) conceived or reduced to practice over the [***] month period covered by such report. Each such report shall include, at a minimum, information reasonably sufficient to enable ARCHEMIX to satisfy its reporting obligations to Gilead under the Gilead-ARCHEMIX License Agreement with respect to this Agreement.
               (b) Research Program. Subject to the terms and conditions of this Agreement, ARCHEMIX hereby grants to MERCK and its Affiliates a non-exclusive, royalty-free, worldwide license during the Research Program Term, including the right to subcontract as provided in Section 8.5, under Licensed Technology and Licensed Patent Rights, for the sole purpose of conducting MERCK Research Activities in the Research Program.
               (c) Development Program. Subject to the terms and conditions of this Agreement, ARCHEMIX hereby grants to MERCK and its Affiliates, an exclusive, royalty-free, worldwide license during the Term, including the right to grant sublicenses as provided in Section 8.4 and the right to subcontract as provided in Section 8.5, under Licensed Technology
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

and Licensed Patent Rights, for the sole purpose of Developing Optimized Lead Compounds and Development Candidates in the Field and in the Territory.
          8.1.2 MERCK Grants.
               (a) Research Program. Subject to the terms and conditions of this Agreement, MERCK hereby grants to ARCHEMIX and its Affiliates a non-exclusive, royalty-free, worldwide license during the Research Program Term, including the right to subcontract as provided in Section 8.5, under MERCK Technology and MERCK Patent Rights and MERCK’s interest in Joint Technology and Joint Patent Rights, for the sole purpose of conducting the Research Program.
               (b) Development Program. Subject to the terms and conditions of this Agreement, MERCK hereby grants to ARCHEMIX and its Affiliates a non-exclusive, royalty-free, worldwide license during the Term, including the right to subcontract as provided in Section 8.5, under MERCK Technology and MERCK Patent Rights and MERCK’s interest in Joint Technology and Joint Patent Rights and under Licensed Technology and Licensed Patent Rights exclusively licensed to MERCK under Section 8.1.1(c), for the sole purpose of conducting ARCHEMIX Development Activities in any Development Program, to the extent such ARCHEMIX Development Activities are mutually agreed by the Parties and of conducting the co-Development of Co-Developed Products.
               (c) Waived Targets.
                    (i) Designation Notice. Upon its designation of any Program Target as a Waived Target, MERCK shall provide written notice (“Designation Notice”) to ARCHEMIX identifying each such Program Target.
                    (ii) Assignment. MERCK hereby assigns to ARCHEMIX all right, title and interest in and to all MERCK Program Technology relating to Waived Compounds or Waived Targets, Patent Rights claiming MERCK Program Technology relating to Waived Compounds or Waived Targets, MERCK Co-Developed Program Technology relating to Waived Compounds or Waived Targets, Patent Rights claiming MERCK Co-Developed Program Technology relating to Waived Compounds or Waived Targets and MERCK’s interest in Joint Technology relating to Waived Compounds or Waived Targets and Joint Patent Rights relating to Waived Compounds or Waived Targets. ARCHEMIX may, at its option, continue to Develop a Waived Compound, subject to the payment by ARCHEMIX to MERCK, for any Waived Compound, and any Products Derived therefrom, that are Developed and Commercialized by ARCHEMIX, its Affiliates or sublicensees, of (A) a [***] on the Milestone Payment Due Date (as defined below) [***] the Applicable Milestone Payment (as defined below) and (B) royalty payments at rates [***] the Applicable Percentage (as defined below) of the rates set forth in Sections 6.6.1, for the remainder of the applicable Royalty Term.
                    (iii) Calculation of Royalties. In calculating the payments due to MERCK for the assignments granted in this Section 8.1.2(c), the terms of Section 6.6 and all related obligations (including the right to offset payments in accordance with Section 6.6.1(b)
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

through (e)) shall apply mutatis mutandis to each such Waived Compound and Product Derived therefrom.
                    (iv) Transition Plan. ARCHEMIX shall have a period of up to [***] months commencing on the date of receipt of the Designation Notice or a Program Target otherwise becomes a Waived Target to notify MERCK that it intends to continue to Develop or Commercialize a Waived Compound. Upon receipt of such notice, the Parties will agree on a transition plan pursuant to which MERCK will, depending on the stage of development of such Waived Compound(s), obligate MERCK to timely perform the activities in Sections 8.1.2(c)(iv)(A) through (J). In order for MERCK to agree to each such transition plan, ARCHEMIX shall agree to use Commercially Reasonable Efforts to Develop and Commercialize the Waived Compound(s) identified by ARCHEMIX and which are the subject of a transition plan for continued Development and Commercialization. The transition plan shall include, as applicable, an obligation by MERCK to:
                         (A) grant to ARCHEMIX an exclusive, worldwide, royalty-free, paid-up license under all Product Trademarks applicable to such Waived Compound(s), if any;
                         (B) transfer to ARCHEMIX all of its right, title and interest in all Regulatory Filings, Drug Approval Applications and Regulatory Approvals then in its name applicable to such Waived Compound(s), if any;
                         (C) notify the applicable Regulatory Authorities and take any other action reasonably necessary to effect such transfer;
                         (D) provide ARCHEMIX with copies of all correspondence between MERCK and such Regulatory Authorities relating to such Regulatory Filings, Drug Approval Applications and Regulatory Approvals;
                         (E) unless expressly prohibited by any Regulatory Authority, transfer control to ARCHEMIX of all clinical trials of such Waived Compound(s) being conducted as of the time of designation by MERCK of the Waived Compound and continue to conduct such trials at its expense for up to [***] months commencing on the date of receipt of the Designation Notice or a Program Target otherwise becomes a Waived Target to enable such transfer to be completed without interruption of any such trial, unless ARCHEMIX demonstrates to MERCK to MERCK’s satisfaction that ARCHEMIX shall not be able to assume such clinical trials within four months, in which case MERCK shall continue to conduct such trials for up to [***] additional months;
                         (F) assign (or cause its Affiliates to assign) to ARCHEMIX all agreements with any Third Party with respect to the conduct of clinical trials for such Waived Compound(s) including, without limitation, agreements with contract research organizations, clinical sites and investigators, unless expressly prohibited by any such agreement (in which case MERCK shall cooperate with ARCHEMIX in all reasonable respects to secure the consent of such Third Party to such assignment);
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

                         (G) provide ARCHEMIX with all supplies of such Waived Compound(s) in the possession of MERCK or any Affiliate or contractor of MERCK;
                         (H) provide ARCHEMIX with copies of all reports and data generated or obtained by MERCK or its Affiliates pursuant to this Agreement that relate to such Waived Compound(s) that have not previously been provided to ARCHEMIX;
                         (I) reimburse ARCHEMIX for all internal and out-of-pocket costs incurred by ARCHEMIX in continuing the research and Development according to the pre-agreed Annual Development Plan of such Waived Compound(s) for a period of [***] days; and
                         (J) if MERCK has manufactured, is manufacturing or having manufactured such Waived Compound(s) or any intermediate thereof as of the date the applicable Program Target becomes a Waived Target: (i) MERCK shall, if requested by ARCHEMIX, supply ARCHEMIX with its requirements for such Waived Compound(s) and intermediates for up to [***] months following such date at a transfer price equal to [***] for the supply of such Waived Compound(s) or intermediate, plus [***] percent ([***]%), (ii) within [***] days after ARCHEMIX’s request, MERCK shall provide to ARCHEMIX or its designee all information in its possession with respect to the manufacture of each such Waived Compound(s) or intermediate.
                    (v) Definitions. For purposes of this Section 8.1.2(c), the following terms shall have the following definitions:
“Applicable Milestone Payment” shall mean, with respect to each Waived Compound, an aggregate amount equal to [***] by MERCK with respect to such Waived Compound for (a) milestone events 2, 3 and 4 to the extent ARCHEMIX makes [***] of [***] applicable to such Waived Compound; or (b) milestone events 2 and 3 to the extent ARCHEMIX makes [***] of [***] and/or [***] applicable to such Waived Compound.
“Applicable Percentage” shall mean, with respect to each Waived Compound, (a) [***] percent ([***]%), to the extent ARCHEMIX makes [***] of [***] in the development and commercialization of such Waived Compound; (b) [***] percent ([***]%), to the extent ARCHEMIX makes [***] of [***] and/or [***] in the development and commercialization of such Waived Compound, (c) [***] percent ([***]%), if neither of the foregoing (a) nor (b) apply, but ARCHEMIX is developing and commercializing a Waived Compound that was a [***], and (d) [***] percent ([***]%) if ARCHEMIX is developing and commercializing an [***], other than a [***] or an [***], against the Waived Target, provided that in such case ARCHEMIX shall not make [***] of [***].
“Clinical Data” means all data, results and information produced in the conduct of a Phase I Clinical Trial (“Phase I Clinical Data”), a Phase II Clinical Trial (“Phase II Clinical Data”) or a Phase III Clinical Trial (“Phase III Clinical Data”) conducted by MERCK with respect to a Waived Compound.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

“Material Use” means, with respect to Clinical Data, the inclusion of such Clinical Data in a core report of an NDA filed by ARCHEMIX as evidenced by (i) the use of a bridging study to utilize such Clinical Data, (ii) the elimination for the need to duplicate such Clinical Data, or (iii) the ability to reduce the number of patients enrolled in a clinical trial due to the use of such Clinical Data.
“Milestone Payment Due Date” means, with respect to a Waived Compound, (a) to the extent a Program Target becomes a Waived Target prior to the Initiation of [***], the date of the Initiation of [***] with respect to such Waived Compound; (b) to the extent a Program Target becomes a Waived Target after [***] but prior to the Initiation of [***], the date of the Initiation of [***] with respect to such Waived Compound; and (c) to the extent a Program Target becomes a Waived Target after [***] but prior to filing for [***], the date on which such filing for [***] occurs.
                    (vi) Further Assurances. Upon ARCHEMIX’s written request, MERCK shall execute and deliver any documents of ownership, assignment or conveyance that are necessary or desirable to convey the ownership rights granted pursuant to this Section 8.1.2(c).
               (d) Improvement Rights. Subject to the other terms of this Agreement, MERCK hereby (i) grants to ARCHEMIX a royalty-free, paid-up, perpetual, irrevocable and exclusive license, with the right to grant sublicenses, under MERCK’s interest in MERCK Non-SELEX Improvements, to research, develop, make, use and sell for any and all purposes aptamers directed to any Targets other than Program Targets and (ii) assigns to ARCHEMIX all of its right, title and interest in and to MERCK’s interest in MERCK SELEX Improvements subject to Section 8.7.
               (e) Failed Target. Subject to the terms and conditions of this Agreement, MERCK hereby grants to ARCHEMIX and its Affiliates an exclusive, worldwide, royalty-free license, with the right to grant sublicenses under MERCK Program Technology, Patent Rights claiming MERCK Program Technology, MERCK Co-Developed Program Technology, Patent Rights claiming MERCK Co-Developed Program Technology and MERCK’s interest in Joint Technology and Joint Patent Rights to research, develop, have developed, make, have made, use, distribute for sale, sell, offer for sale, import and have imported aptamers and products Derived therefrom directed against any Failed Target for all uses in or outside the Field. For purposes of clarity, Failed Targets for the purpose of this Agreement shall not be construed as encompassing Waived Targets, and, ARCHEMIX shall have no payment obligations to MERCK with regard to any Failed Target.
               (f) Terminated Compounds. Subject to the terms and conditions of this Agreement, MERCK hereby grants to ARCHEMIX and its Affiliates an exclusive, worldwide, royalty-free license, with the right to grant sublicenses, under MERCK Program Technology, Patent Rights claiming MERCK Program Technology, MERCK Co-Developed Program Technology, Patent Rights claiming MERCK Co-Developed Program Technology and MERCK’s interest in Joint Technology and Joint Patent Rights to research, develop, have developed, make, have made, use, distribute for sale, sell, offer for sale, import and have imported Terminated Compounds and products Derived therefrom in or outside of the Field. For
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

purposes of clarity, an Aptamer directed against a Waived Target as set forth in sub-paragraph (c) above shall in no event be considered a Terminated Compound.
                    (g) Non-Exclusive License to MERCK Program Technology For Aptamers Outside the Collaboration. MERCK hereby grants to ARCHEMIX and its Affiliates a non-exclusive, royalty-free, worldwide license, with the right to grant sublicenses, under MERCK Program Technology and Patent Rights claiming MERCK Program Technology to the extent necessary to research, develop, have developed, make, have made, use, distribute for sale, sell, offer for sale, import and have imported aptamers and products Derived from aptamers other than those targeted to a Program Target for any and all uses, except as otherwise provided herein.
                    (h) Exclusive License to MERCK Program Technology For Aptamers Outside the Collaboration. To the extent requested in writing by ARCHEMIX, MERCK may grant to ARCHEMIX and its Affiliates an exclusive, royalty-bearing, worldwide license, with the right to grant sublicenses, under MERCK Program Technology, Patent Rights claiming MERCK Program Technology, MERCK Co-Developed Program Technology, Patent Rights claiming MERCK Co-Developed Program Technology and MERCK’s interest in Joint Technology and Joint Patent Rights to the extent necessary to research, develop, have developed, make, have made, use, distribute for sale, sell, offer for sale, import and have imported aptamers and products Derived from aptamers other than those targeted to a Program Target for any and all uses, except as otherwise provided herein. The Parties agree to negotiate in good faith the terms applicable to the foregoing license.
               8.1.3 Co-Developed Program Technology Grants.
                    (a) ARCHEMIX Grants; ARCHEMIX Co-Developed Program Technology. Subject to the terms and conditions of this Agreement, ARCHEMIX hereby grants to MERCK and its Affiliates, an exclusive, royalty-free, worldwide license during the Term, including the right to subcontract as provided in Section 8.5 and the right grant sublicenses as provided in Sections 8.4, under ARCHEMIX Co-Developed Program Technology, for the sole purpose of Developing Optimized Lead Compounds and Development Candidates and Commercializing Products in the Field and in the Territory.
                    (b) MERCK Grants; MERCK Co-Developed Program Technology. Subject to the terms and conditions of this Agreement, MERCK hereby grants to ARCHEMIX and its Affiliates an exclusive, royalty-free, worldwide license, with the right to grant sublicenses, under MERCK Co-Developed Program Technology to research, develop, have developed, make, have made, use, distribute for sale, sell, offer for sale, import and have imported aptamers and products Derived from aptamers other than those targeted to a Program Target for any and all uses, except as otherwise provided herein.
          8.2 Commercialization License. Subject to the terms and conditions of this Agreement, ARCHEMIX hereby grants to MERCK and its Affiliates an exclusive, royalty-bearing license during the Term, including the right to grant sublicenses as provided in Section 8.4, under Licensed Technology and Licensed Patent Rights for the sole purpose of Commercializing Products in the Field in the Territory.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          8.3 Limitation on License Grants. For purposes of clarity and notwithstanding anything to the contrary in this Agreement, under no circumstances shall the license granted by ARCHEMIX to MERCK under Section 8.2 be deemed to extend to, and ARCHEMIX shall not be obligated to extend such license to, the Commercialization of (any number of) Products directed to more than eight (8) Targets.
          8.4 Right to Sublicense. MERCK shall have the right to grant sublicenses to Sublicensees under the licenses granted to it under Section 8.1.1(c) with respect to any Optimized Lead Compounds and Development Candidates (including, for greater certainty, Co-Developed Development Candidates) and Section 8.2 with respect to any Product (including, for greater certainty, Co-Developed Products); provided, that, (a) it shall be a condition of any such sublicense that such Sublicensee agrees to be bound by all terms of this Agreement applicable to the Development or Commercialization, as the case may be, of Products in the Field in the Territory (including, without limitation, Article 7); (b) MERCK shall provide written notice to ARCHEMIX of any such proposed sublicense at least [***] days prior to such execution and provide copies to ARCHEMIX of each such sublicense in the form to be executed at least [***] business days prior to such execution; (c) if MERCK grants a sublicense to a Sublicensee, MERCK shall be deemed to have guaranteed that such Sublicensee will fulfill all of MERCK’s obligations under this Agreement applicable to the subject matter of such sublicense; and (d) MERCK shall not be relieved of its obligations pursuant to this Agreement as a result of such sublicense. Any sublicenses granted by MERCK under Section 8.1.1(c) and/or Section 8.2 with respect to Co-Developed Development Candidates and Co-Developed Products for which ARCHEMIX has exercised its Co-Development and Co-Promotion Option and has not exercised its Opt-Out Right shall require ARCHEMIX’s consent, which consent shall not be unreasonably withheld, delayed or conditioned; provided, that, any such sublicense granted by MERCK with respect to a Co-Developed Product for Commercialization outside of the Co-Development Territory shall not require ARCHEMIX’s consent.
          8.5 Right to Subcontract. Each Party shall have the right to subcontract portions, but not all, of its responsibilities to be performed by it under the Annual Research Plan or Annual Development Plan in the normal course of its business, and to grant sublicenses for such activities, to any Third Party without the prior consent of the other Party; provided, that, (a) such subcontracting shall not involve the transfer of Confidential Information of the other Party to any Third Party unless the subcontracted party shall enter into a confidentiality agreement with the subcontracting Party in accordance with Article 7; (b) the subcontracting Party shall provide written notice to the other Party of any such proposed subcontract at least [***] days prior to such execution; (c) if a Party enters into a subcontract as provided in this Section 8.5, such Party shall be deemed to have guaranteed that such subcontractor will fulfill all of such Party’s obligations under this Agreement applicable to the subject matter of such subcontract; (d) such subcontracting Party shall not be relieved of its obligations pursuant to this Agreement as a result of such subcontract, and (e) in the event ARCHEMIX is the subcontracting Party, MERCK shall not be obligated to reimburse ARCHEMIX for any cost or expense related to such subcontracting unless MERCK has approved such subcontracting, and the related cost and expense, in the Annual Research Plan, the Annual Development Plan or otherwise in writing.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          8.6 No Other Rights. MERCK shall have no rights to use or otherwise exploit ARCHEMIX Technology, ARCHEMIX Patent Rights, or ARCHEMIX Proprietary Materials, and ARCHEMIX shall have no rights to use or otherwise exploit MERCK Technology, MERCK Patent Rights or MERCK Proprietary Materials, in each case, except as expressly set forth herein.
          8.7 Exclusivity.
               8.7.1 ARCHEMIX. During the Term, ARCHEMIX shall not, and shall cause each of its Affiliates to not, conduct any activity, either on its own, or with, for the benefit of, or sponsored by any Third Party, that is designed to research, develop or commercialize, or grant any license or other rights to any Third Party to utilize, any Proprietary Materials, Technology or Patent Rights Controlled in whole or in part by ARCHEMIX or any of its Affiliates for the purpose of researching, developing or commercializing (a) any aptamer binding to a Program Target, or (b) any Collaboration Aptamer or aptamer Derived therefrom, except for the conduct of Permitted Activities and as otherwise provided under this Agreement.
               8.7.2 MERCK. During the Term, MERCK shall not, and shall cause each of its Affiliates to not conduct any activity, either on its own, or with, for the benefit of, or sponsored by any Third Party, that is designed to research, develop or commercialize, or grant any license or other rights to any Third Party to utilize any Technology or Patent Rights Controlled by MERCK or any of its Affiliates for the purpose of researching, developing or commercializing, any aptamer binding to a Program Target or any aptamer Derived therefrom that binds specifically to the relevant Program Target, except as provided under this Agreement.
9. INTELLECTUAL PROPERTY RIGHTS
          9.1 ARCHEMIX Intellectual Property Rights. ARCHEMIX shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to any and all ARCHEMIX Technology, ARCHEMIX Patent Rights, ARCHEMIX Co-Developed Program Technology and ARCHEMIX Co-Developed Program Patent Rights.
          9.2 MERCK Intellectual Property Rights. MERCK shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to any and all MERCK Technology, MERCK Patent Rights, MERCK Co-Developed Program Technology, MERCK Co-Developed Program Patent Rights and any and all Product Trademarks.
          9.3 Joint Technology and Joint Co-Developed Program Technology Rights. MERCK and ARCHEMIX shall jointly own all Joint Technology, Joint Patent Rights, Joint Co-Developed Program Technology and Joint Co-Developed Program Patent Rights. Notwithstanding anything to the contrary contained in this Agreement or under Applicable Law, except to the extent exclusively licensed to one Party under this Agreement, the Parties hereby agree that either Party may use or license or sublicense to Affiliates or Third Parties all or any portion of its interest in Joint Technology, Joint Patent Rights, Joint Co-Developed Program Technology, Joint Co-Developed Program Patent Rights or jointly owned Confidential Information or Proprietary Materials for any purposes without the prior written consent of the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

other Party, without restriction and without the obligation to provide compensation to the other Party, except as otherwise provided under this Agreement.
          9.4 Patent Coordinators. ARCHEMIX and MERCK shall each appoint a patent coordinator reasonably acceptable to the other Party (each, a “Patent Coordinator”) to serve as such Party’s primary liaison with the other Party on matters relating to patent filing, prosecution, maintenance and enforcement. Each Party may replace its Patent Coordinator at any time by notice in writing to the other Party. The initial Patent Coordinators shall be:
               For ARCHEMIX: [***]
               For MERCK: [***]
          9.5 Inventorship. In case of a dispute between ARCHEMIX and MERCK over inventorship and, as a result, whether any particular Technology is ARCHEMIX Technology, MERCK Technology, Joint Technology, ARCHEMIX Co-Developed Program Technology, MERCK Co-Developed Program Technology or Joint Co-Developed Program Technology such dispute shall be resolved by patent counsel who (and whose firm) is not at the time of the dispute, and was not at any time during the [***] years prior to such dispute, performing services for either of the Parties, such patent counsel to be selected by the Patent Coordinators. Expenses of such patent counsel shall be shared equally by the Parties.
          9.6 Cooperation. Each Party shall cooperate with the other Party to effect the intent of this Article 9, including without limitation by executing documents and making its employees and independent contractors available to execute documents as necessary to achieve the foregoing allocation of ownership rights.
     10. FILING, PROSECUTION AND MAINTENANCE OF PATENT RIGHTS
          10.1 Patent Filing, Prosecution and Maintenance.
               10.1.1 MERCK’s Prosecution Rights.
                    (a) MERCK Program Technology; MERCK Co-Developed Program Technology. Subject to Sections 10.1.4 and 10.1.5, MERCK, acting through patent counsel or agents of its choice, shall be responsible for the preparation, filing, prosecution and maintenance in the countries listed on Schedule 7, at its sole cost and expense, of Patent Rights covering MERCK Program Technology and/or MERCK Co-Developed Program Patent Rights; provided, that, ARCHEMIX, acting through patent counsel or agents of its choice, shall have the right but not the obligation, for each Program Target, to prepare on MERCK’s behalf and with MERCK’s approval the first patent application disclosing the corresponding Collaboration Aptamers. MERCK shall have no right or responsibility with respect to the preparation, filing, prosecution and/or maintenance of any claims within the Licensed Patent Rights that relate to any Failed Compound, Waived Compound or Terminated Compound or their manufacture, formulation, delivery, or use. MERCK shall nationalize such filings in the European Patent Office and the other countries or regional offices listed on Schedule 7 and shall validate such filings in the EPO contracting states as detailed in Schedule 7 hereto and the contracting states of any other regional
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

offices identified on Schedule 7 and, at MERCK’s sole discretion, in any other country. At MERCK’s request, ARCHEMIX shall cooperate with MERCK in all reasonable respects in connection with such preparation, filing, prosecution and maintenance of such Patent Rights, including but not limited to obtaining assignments to reflect chain of title consistent with the terms of this Agreement, gaining United States patent term extensions, supplementary protection certificates and any other extensions that are now or become available in the future wherever applicable to Licensed Patent Rights. For purposes of clarity, notwithstanding anything to the contrary herein, MERCK shall have no rights to prepare, file, prosecute and/or maintain any (1) Licensed Patent Rights related to the SELEX Process or SELEX Technology, or (2) Patent Rights included in the SELEX Portfolio.
                    (b) MERCK Background Technology. MERCK, at its sole expense and acting through patent counsel or agents of its choice, shall be responsible for the preparation, filing, prosecution and maintenance of all Patent Rights covering MERCK Background Technology.
               10.1.2 ARCHEMIX Prosecution Rights.
                    (a) ARCHEMIX Program Technology; ARCHEMIX Co-Developed Program Technology. ARCHEMIX, at its sole expense and acting through patent counsel or agents of its choice, shall be responsible for the preparation, filing, prosecution and maintenance of Patent Rights covering ARCHEMIX Program Technology and/or ARCHEMIX Co-Developed Program Patent Rights. At ARCHEMIX’ request, MERCK shall cooperate with and assist ARCHEMIX in all reasonable respects, at ARCHEMIX’ expense, in connection with such preparation, filing, prosecution and maintenance of such Patent Rights, including but not limited to obtaining assignments to reflect chain of title consistent with the terms of this Agreement, gaining United States patent term extensions, supplementary protection certificates and any other extensions that are now or become available in the future wherever applicable.
                    (b) ARCHEMIX Background Technology. ARCHEMIX, at its sole expense and acting through patent counsel or agents of its choice, shall be responsible for the preparation, filing, prosecution and maintenance of all Patent Rights covering ARCHEMIX Background Technology.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

               10.1.3 Joint Prosecution.
                    (a) Certain Program Technology. Notwithstanding anything to the contrary in Section 10.1.1(a) or 10.1.2(a), with respect to Patent Rights that contain one or more claims that cover both Program Aptamer-Specific Technology and ARCHEMIX Program Technology, unless the Parties in good faith otherwise agree, (a) the Parties, acting through patent counsel or agents of its choice, shall separate such Patent Rights into separate patent applications seeking protection for Program Aptamer-Specific Technology and ARCHEMIX Program Technology, respectively, and (b) the Parties shall contemporaneously file the separate patent applications for such Patent Rights. Solely to the extent the Parties mutually determine it is not feasible to prepare and file separate patent applications covering such Technology: (i) the Parties shall be jointly responsible for the preparation, filing and maintenance of such Patent Rights; (ii) MERCK shall be responsible for the prosecution of any claims of such Patent Rights covering Program Aptamer-Specific Technology; (iii) ARCHEMIX shall be responsible for the prosecution of any claims of such Patent Rights covering ARCHEMIX Program Technology; and (iv) each Filing Party shall provide the Non-Filing Party and its patent counsel with an opportunity to consult with the Filing Party and its patent counsel regarding the filing and contents of any application, amendment, submission or response filed pursuant to this Section 10.1.3(a); and (v) each Party shall be responsible for all expenses incurred by it for the preparation, filing prosecution and maintenance of any Patent Rights for which it has primary responsibility pursuant to this Section 10.1.3.
                    (b) Joint Patent Rights. In the case of Joint Patent Rights or Joint Co-Developed Program Patent Rights, the Parties shall meet through the JSC and/or the Patent Coordinators to discuss in good faith and agree upon the content and form of any application for a Joint Patent Right or Joint Co-Developed Program Patent Rights and hereby agree that only the application in the form as agreed between the Parties may be filed in respect of the Joint Patent Rights or Joint Co-Developed Program Patent Rights. The Parties shall share the costs equally in respect of the preparation of the application, filing, prosecution, grant and maintenance of any Joint Patent Right or Joint Co-Developed Program Patent Right jointly filed; and jointly instruct an appropriately qualified patent attorney to draft, file and prosecute the application and each Party will have equal control over the prosecution of the filing such that the patent attorney will only be able to act on unanimous instructions. In the event that one Party (i) is not interested, or (ii) not willing to equally share the related cost and expense, with respect to any Joint Patent Rights or Joint Co-Developed Program Patent Rights in a given country, then the other Party shall have the right, at its own cost and expense, to file for and prosecute such Joint Patent Rights or Joint Co-Developed Program Patent Rights in such country in both Parties’ names.
               10.1.4 Information and Cooperation. Each Party that has responsibility for filing and prosecuting any Patent Rights under this Section 10.1.4 (a “Filing Party”) shall (a) regularly provide the other Party (the “Non-Filing Party”) with copies of all patent applications filed hereunder for Program Technology and Development Program Technology and other material submissions and correspondence with the patent offices, in sufficient time to allow for review and comment by the Non-Filing Party; and (b) provide the Non-Filing Party and its patent counsel with an opportunity to consult with the Filing Party and its patent counsel regarding the filing and contents of any such application, amendment, submission or response. The advice and
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

suggestions of the Non-Filing Party and its patent counsel shall be taken into consideration in good faith by such Filing Party and its patent counsel in connection with such filing. Each Filing Party shall pursue in good faith all reasonable claims and take such other reasonable actions, as may be requested by the Non-Filing Party in the prosecution of any Patent Rights covering any Program Technology or Development Program Technology under this Section 10.1; provided, however, if the Filing Party incurs any additional expense as a result of any such request, the Non-Filing Party shall be responsible for the cost and expenses of pursuing any such additional claim or taking such other activities. In addition, MERCK (a) agrees that if ARCHEMIX claims any action taken under Section 10.1.1(a) would be detrimental to Patent Rights covering ARCHEMIX Background Technology (including without limitation the SELEX Portfolio), ARCHEMIX shall provide written notice to MERCK and the Patent Coordinators shall, as promptly as possible thereafter, meet to discuss and resolve such matter and, if they are unable to resolve such matter, the Parties shall refer such matter to a mutually agreeable outside patent counsel for resolution.
               10.1.5 Abandonment. If a Filing Party decides to abandon or to allow to lapse any of the Patent Rights covering any Program Technology or Development Program Technology for which it has responsibility, it shall inform the Non-Filing Party of such decision promptly and, in any event, so as to provide the Non-Filing Party a reasonable amount of time to meet any applicable deadline to establish or preserve such Patent Rights in such country or region. The Non-Filing Party shall have the right to assume responsibility for continuing the prosecution of such Patent Rights in such country or region and paying any required fees to maintain such Patent Rights in such country or region or defending such Patent Rights, through patent counsel or agents of its choice, which shall be at the Non-Filing Party’s sole expense. The Non-Filing Party shall not become an assignee of any such Patent Rights as a result of its assumption of any such responsibility. Upon transfer of such responsibility under this Section 10.1.5, the Filing Party shall promptly deliver to the Non-Filing Party copies of all necessary files related to the Patent Rights with respect to which responsibility has been transferred and shall take all actions and execute all documents reasonably necessary for the Non-Filing Party to assume such responsibility.
          10.2 Legal Actions.
               10.2.1 Third Party Infringement.
                    (a) Notice. In the event either Party becomes aware of (i) any possible infringement of any Licensed Patent Rights, MERCK Patent Rights, Joint Patent Rights or Co-Developed Program Patent Rights through the Development or Commercialization of an aptamer covered by the Program Aptamer-Specific Patent Rights, or (ii) the submission by any Third Party of an abbreviated new drug application under the Hatch-Waxman Act for a product that includes an aptamer covered by the Program Aptamer-Specific Patent Rights (each, an “Infringement”), that Party shall promptly notify the other Party and provide it with all details of such Infringement of which it is aware (each, an “Infringement Notice”).
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

                    (b) Royalty-Bearing Products.
                         (i) MERCK Right to Enforce.
                              (A) Enforcement of Section 10.1.1(b) Patent Rights. In the event that any Infringement relates to any Patent Rights covering MERCK Background Technology, MERCK shall have the sole right but not the obligation to enforce such claim.
                              (B) Enforcement of Sections 10.1.1(a) Patent Rights and Certain 10.1.3 (a) Patent Rights. In the event that any Infringement relates to any Patent Right that MERCK is responsible for prosecuting pursuant to Sections 10.1.1(a) and/or 10.1.3, then, subject to Section 10.2.1(c), MERCK shall have the first right (but not the obligation) to enforce such claim, which may include the institution of legal proceedings or other action; provided, that, notwithstanding the foregoing, MERCK shall not admit the invalidity or unenforceability of any Licensed Patent Rights without ARCHEMIX’ prior written consent. MERCK shall keep ARCHEMIX reasonably informed on a quarterly basis, in person or by telephone, prior to and during any such enforcement. ARCHEMIX shall assist MERCK, upon request, in taking any action to enforce any such Patent Rights and shall join in any such action if deemed to be a necessary party. MERCK shall incur no liability to ARCHEMIX as a consequence of such litigation or any unfavorable decision resulting therefrom, including any decision holding any such claim invalid, not infringed or unenforceable. All costs, including without limitation attorneys’ fees, relating to such legal proceedings or other action shall be borne by MERCK. If MERCK does not take commercially reasonable steps to abate the Infringement of such Patent Rights within [***] days from any Infringement Notice (or [***] days in the case of an Infringement resulting from the submission by any Third Party of an abbreviated new drug application under the Hatch-Waxman Act), then ARCHEMIX shall have the right and option to do so at its expense.
                         (ii) ARCHEMIX Right to Enforce.
                              (A)  Enforcement of Section 10.1.2(b) Patent Rights. In the event that any Infringement relates to any Patent Rights covering ARCHEMIX Background Technology, ARCHEMIX shall have the sole right but not the obligation to enforce such claim.
                              (B)  Enforcement of Section 10.1.2(a) Patent Rights and Certain 10.1.3(a) Patent Rights. In the event that any Infringement relates to any Patent Right that ARCHEMIX is responsible for prosecuting pursuant to Sections 10.1.2(a) and/or 10.1.3, then, subject to Section 10.2.1(c), ARCHEMIX shall have the first right (but not the obligation) to enforce such claim, which may include the institution of legal proceedings or other action. ARCHEMIX shall keep MERCK reasonably informed on a quarterly basis, in person or by telephone, prior to and during any such enforcement. MERCK shall assist ARCHEMIX, upon request, in taking any action to enforce any such Patent Rights and shall join in any such action if deemed to be a necessary party. ARCHEMIX shall incur no liability to MERCK as a consequence of such litigation or any unfavorable decision resulting therefrom, including any decision holding any such claim invalid, not infringed or unenforceable. All costs, including without limitation attorneys’ fees, relating to such legal proceedings or other action shall be
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

borne by ARCHEMIX. If ARCHEMIX does not take commercially reasonable steps to abate the Infringement of such Patent Rights within [***] days from any Infringement Notice (or [***] days in the case of an Infringement resulting from the submission by any Third Party of an abbreviated new drug application under the Hatch-Waxman Act), then MERCK shall have the right and option to do so at its expense. For purposes of clarity, notwithstanding anything to the contrary herein, MERCK shall have no rights to enforce any (1) ARCHEMIX Patents Rights covering the SELEX Process or SELEX Technology, or (2) the SELEX Portfolio.
                         (iii) Joint Patent Rights. In the event of an Infringement of a Joint Patent Right, then, subject to Section 10.2.1(c), the Parties shall enter into good faith discussions as to whether and how to eliminate the Infringement. Subject to the foregoing, (i) ARCHEMIX shall have the first right and option to eliminate such Infringement by reasonable steps, which may include the institution of legal proceedings or other action and (ii) all costs, including without limitation attorneys’ fees, relating to such legal proceedings or other action shall be borne by ARCHEMIX. If ARCHEMIX does not take or initiate commercially reasonable steps to eliminate the Infringement within [***] days from any Infringement Notice (or [***] days in the case of an Infringement resulting from the submission by any Third Party of an abbreviated new drug application under the Hatch-Waxman Act), then MERCK shall have the right and option to do so at its expense.
                         (iv) Representation of Either Party. Each Party shall have the right to be represented by counsel that it selects in any legal proceedings or other action instituted under this Section 10.2.1 by the other Party.
                         (v) Cooperation by the Parties. In any action, suit or proceeding instituted under this Section 10.2.1, the Parties shall cooperate with and assist each other in all reasonable respects. Upon the reasonable request of the Party instituting such action, suit or proceeding, the other Party shall join such action, suit or proceeding and shall be represented using counsel of its own choice, at the requesting Party’s expense. If a Party with the right to initiate legal proceedings under this Section 10.2.1 lacks standing to do so and the other Party has standing to initiate such legal proceedings, then the Party with standing shall initiate such legal proceedings at the request and expense of the other Party.
                         (vi) Allocation of Recoveries. Any amounts recovered by MERCK pursuant to actions under Section 10.2.1(b)(ii), whether by settlement or judgment, shall be allocated in the following order: (i) first, to reimburse MERCK and ARCHEMIX for their reasonable out-of-pocket expenses in making such recovery (which amounts shall be allocated pro rata if insufficient to cover the totality of such expenses); and (ii) second (A) with respect to actual damages, then, to MERCK and ARCHEMIX [***] MERCK’s historic Net Sales of the Product or Products affected by the Infringement bears to ARCHEMIX’ historic royalties hereunder in respect of such Net Sales, in each case as determined in good faith, and (B) with respect to punitive, special or consequential damages, [***] percent ([***]%) to MERCK. Any amounts recovered by ARCHEMIX pursuant to actions under Section 10.2.1(c)(ii) shall be allocated in the following order: (X) first, to reimburse ARCHEMIX and MERCK for their reasonable out of pocket expenses in making such recovery (which amounts
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

shall be allocated pro rata if insufficient to cover the totality of such expenses); and (Y) then, [***]% to ARCHEMIX.
                    (c) Co-Developed Products. Notwithstanding anything to the contrary set forth in this Section 10.1, in the event of an Infringement of a Patent Right covering Co-Developed Products, the Parties shall jointly decide as to whether and how to eliminate the Infringement and shall jointly take actions to eliminate such Infringement by reasonable steps, which may include the institution of legal proceedings or other action. All costs, including without limitation attorneys’ fees, and all recoveries, relating to such legal proceedings or other action shall be borne equally by the Parties.
               10.2.2 Defense of Claims.
                    (a) Notice. In the event that a Third Party alleges that the conduct of the Research Program or the Development or Commercialization of an Optimized Lead Compound, Development Candidate or Product infringes the Patent Rights of a Third Party, the Party becoming aware of such allegation shall promptly notify the other Party hereof, in writing, reasonably detailing the claim.
                    (b) Third Party Suit Relating Primarily to Program Targets or Requested Chemistry.
                         (i) In the event that any action, suit or proceeding is brought against either Party or any Affiliate or sublicensee of either Party alleging the infringement of the Patent Rights of a Third Party relating specifically to the Program Targets by reason of activities conducted pursuant to this Agreement, (A) MERCK shall have the right and obligation to defend or otherwise resolve such action, suit or proceeding (e.g., by way of entering into a settlement agreement or consent) at its sole expense; (B) ARCHEMIX or any of its Affiliates or sublicensees shall have the right to separate counsel at its own expense in any such action, suit or proceeding and, if such action, suit or proceeding has been brought against ARCHEMIX or any of its Affiliates or sublicensees, ARCHEMIX may elect to defend itself at its sole expense; and (C) the Parties shall cooperate with each other in all reasonable respects in any such action, suit or proceeding. Settlement costs, royalties paid in settlement of any such suit, and the payment of any damages to the Third Party shall be borne solely by MERCK.
                         (ii) In the event that any action, suit or proceeding is brought against either Party or any Affiliate or sublicensee of either Party alleging the infringement, by reason of activities conducted pursuant to this Agreement, of the Technology or Patent Rights of a Third Party relating specifically to the use of Requested Chemistry in (A) the Research Program or any Product independent of any challenge to the right to practice the SELEX Process or SELEX Technology or the SELEX Portfolio, (B) the Development of any Development Candidate, or (C) the Commercialization, including without limitation the manufacture, use or sale, of any Product, MERCK shall have the right and obligation to defend or otherwise resolve such action, suit or proceeding (e.g., by way of entering into a settlement agreement or consent) at its sole expense. Settlement costs, royalties paid in settlement of any such suit, and the payment of any damages to the Third Party shall be borne solely by MERCK.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

                    (c) Third Party Suit Relating Primarily to the use of the SELEX Process or the SELEX Technology. In the event that any action, suit or proceeding is brought against either Party or any Affiliate or sublicensee of either Party alleging the infringement of the Patent Rights of a Third Party by reason of the use of the SELEX Process or the use of the SELEX Technology (excluding in either case any action, suit or proceeding based solely on the use of Requested Chemistry) in the conduct of the Research Program (i) ARCHEMIX shall have the right and obligation to defend or otherwise resolve such action, suit or proceeding (e.g., by way of entering into a settlement agreement or consent) at its sole expense; and (ii) MERCK or any of its Affiliates or Sublicensees shall have the right to separate counsel at its own expense in any such action, suit or proceeding and, if such action, suit or proceeding has been brought against MERCK or any of its Affiliates or Sublicensees, MERCK or its Affiliate or Sublicensee may elect to defend itself at its sole expense. Settlement costs, royalties paid in settlement of any such suit, and the payment of any damages to the Third Party shall be borne solely by ARCHEMIX.
                    (d) Cooperation in Defense. The Parties shall cooperate with each other in all reasonable respects in any action, suit or proceeding under this Section 10.2.2. Each Party shall provide the other Party with prompt written notice of the commencement of any such suit, action or proceeding, or of any evidence or allegation of infringement of which such Party becomes aware, and shall promptly furnish the other Party with a copy of each communication relating to the alleged infringement that is received by such Party. The Party that is a party to the action, suit or proceeding shall not admit the invalidity of any patent within the Licensed Patent Rights, Joint Patent Rights or MERCK Patent Rights, nor settle such action, suit or proceeding in a manner that adversely affects the other Party’s rights under this Agreement, without the written consent of the other Party, which consent shall not be unreasonably withheld, delayed or conditioned.
               10.3 Trademark and Copyright Prosecution, Defense and Enforcement. MERCK shall be responsible for the filing, prosecution, maintenance, defense and enforcement of all Product Trademarks and copyrights created during the Research Program, Development and/or Commercialization at MERCK’s expense.
               10.4 Effect of Challenge. In further consideration of ARCHEMIX’s grant of the licenses hereunder and except to the extent the following is unenforceable under the Applicable Laws of a particular jurisdiction where a patent application within the Licensed Patent Rights is pending or a patent within the Licensed Patent Rights issued, in the event that MERCK, its Affiliates and/or Sublicensees (a) determines to initiate a Challenge or MERCK, its Affiliates and/or Sublicensees determines to assist a Third Party in initiating a Challenge, (i) MERCK will provide written notice to ARCHEMIX at least ninety (90) days prior thereto, which notice will include an identification of all prior art it believes invalidates any claim of the Licensed Patent Rights; (ii) the Designated Senior Officers shall promptly initiate discussing in good faith to resolve the issue for a period of up [***] (which discussions may include the engagement of a mutually acceptable independent patent counsel to advise the Designated Senior Officers on such issue, the expense of which shall be borne equally by the Parties; and (b) initiates a Challenge or assists a Third Party in initiating a Challenge, (i) the exclusive licenses granted by ARCHEMIX to MERCK hereunder shall, at the option of the ARCHEMIX and upon written notice to
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

MERCK, be converted into non-exclusive as of the date of such notice, (ii) should the outcome of such Challenge determine that any claim that is the subject of the Challenge is valid or enforceable or is infringed by any Products, the royalty rates set forth in Section 8.7.1 shall be increased by an additional [***] percentage points and (iii) should the outcome of any Challenge determine no claim of Licensed Patent Rights Challenged by MERCK, its Affiliates and/or Sublicensees is valid or enforceable or infringed by a Product, MERCK, its Affiliates and/or Sublicensees shall continue to pay royalties based on Annual Net Sales of Products sold in the Territory at the rate of [***] percent ([***]%) until the last day of the Royalty Term for such Product notwithstanding such determination.
11. TERM AND TERMINATION
          11.1 Term. The term (“Term”) of this Agreement shall commence on the Effective Date and shall continue in full force and effect until the end of the Research Program Term and, if MERCK is Developing a Development Candidate or Commercializing a Product as of the end of the Research Program Term (including any Co-Developed Product), thereafter until (a) such time as MERCK is no longer Developing at least one (1) Development Candidate or (b) if, as of the time MERCK is no longer Developing at least one (1) Development Candidate, MERCK is Commercializing a Product (including a Co-Developed Product), such time as all Royalty Terms for all Royalty-Bearing Products have ended or sales of Co-Developed Products have ceased (whether any such sales are made by or on behalf of MERCK alone or jointly with ARCHEMIX), whichever is later, unless earlier terminated in accordance with the provisions of this Article 11. After expiration of the applicable Royalty Term, MERCK’s rights and licenses contained herein with respect to each such Royalty-Bearing Product shall revert to a non-exclusive, worldwide, fully paid up and perpetual license to Commercialize such Royalty-Bearing Product.
          11.2 Termination. This Agreement may be terminated at any time by either Party as follows:
               11.2.1 Unilateral Right to Terminate. MERCK may terminate this Agreement, effective upon not less than [***] days written notice to ARCHEMIX, at any time on or after expiration of the Research Program Term.
               11.2.2 Termination for Breach. Either Party may terminate this Agreement, effective immediately upon written notice to the other Party, for a material breach by the other Party of any term of this Agreement that remains uncured for [***] days ([***] days in the event that the breach is a failure of either Party to make any payment required hereunder) after the non-breaching Party first gives written notice to the other Party of such breach and its intent to terminate this Agreement if such breach is not cured; provided, that, (a) in the event MERCK is in breach of its diligence obligations with respect to a given Program Target, and/or any Collaboration Aptamer against such Program Target, ARCHEMIX shall only have the right, on a country-by-country (or with respect to European countries, Europe) and Collaboration Aptamer-by-Collaboration Aptamer and/or Product-by-Product basis, to (i) terminate MERCK’s rights with respect to such Program Target and/or such Collaboration Aptamer and/or Product (but leaving unaffected MERCK’s rights under this Agreement to any other Program Target,
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Collaboration Aptamer(s) or Product(s)) or (ii) upon [***] days written notice to MERCK, to convert the exclusive license granted to MERCK for each such Program Target, Collaboration Aptamer and/or Product to a non-exclusive license, in which case the provisions of Section 8.7.1 will not apply to such Program Target, Collaboration Aptamer and/or Product and (b) in the event ARCHEMIX is in breach of its diligence obligations solely with respect to ARCHEMIX’s Co-Development Activities, MERCK shall only have the right, on a Collaboration Aptamer-by-Collaboration Aptamer basis and/or Product-by-Product basis, to terminate the right of ARCHEMIX to Co-Develop such Collaboration Aptamer and/or Product. For purposes of clarity, a breach by MERCK of any of Sections 4.10.6(a) through 4.10.6(c) shall constitute a material breach.
               11.2.3 Termination for Insolvency. In the event that either Party files for protection under bankruptcy laws, makes a general assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over its business, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not dismissed or stayed within [***] days of the filing thereof, the other Party may terminate this Agreement effective immediately upon written notice to such Party. In connection therewith, all rights and licenses granted under this Agreement are, and shall be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101(35A) of the United States Bankruptcy Code.
          11.3 Consequences of Termination of Agreement. In the event of the termination of this Agreement pursuant to Section 11.2, the following provisions shall apply, as applicable.
               11.3.1 Termination Pursuant to Section 11.2.1. If this Agreement is terminated by MERCK pursuant to Section 11.2.1:
                    (a) all licenses granted to MERCK under Article 8 to any Collaboration Aptamers as of the effective date of termination, if any, shall immediately terminate and all such Lead Compounds, Optimized Lead Compounds, Development Candidates and Products shall be Terminated Compounds, and ARCHEMIX shall have no further obligations under Section 8.7.1;
                    (b) each Party shall promptly return all Confidential Information and Proprietary Materials of the other Party that are not subject to a continuing license hereunder; provided, that, each Party may retain one copy of the Confidential Information of the other Party in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder;
                    (c) upon request of ARCHEMIX, MERCK and ARCHEMIX shall agree on a transition plan pursuant to which MERCK will transfer to ARCHEMIX all of its right, title and interest in Terminated Compounds to ARCHEMIX which transition plan shall, depending on the stage of development of the Terminated Compounds, obligate MERCK to:
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

                         (i) grant to ARCHEMIX an exclusive, worldwide, royalty-free, paid-up license under all Product Trademarks applicable to the Terminated Compounds, if any;
                         (ii) transfer to ARCHEMIX all of its right, title and interest in all Regulatory Filings, Drug Approval Applications and Regulatory Approvals then in its name applicable to the Terminated Compounds, if any;
                         (iii) notify the applicable Regulatory Authorities and take any other action reasonably necessary to effect such transfer;
                         (iv) provide ARCHEMIX with copies of all correspondence between MERCK and such Regulatory Authorities relating to such Regulatory Filings, Drug Approval Applications and Regulatory Approvals;
                         (v) unless expressly prohibited by any Regulatory Authority, transfer control to ARCHEMIX of all clinical trials of the Terminated Compounds being conducted as of the effective date of termination and continue to conduct such trials at its expense for up to [***] months to enable such transfer to be completed without interruption of any such trial, unless ARCHEMIX demonstrates to MERCK to MERCK’s satisfaction that ARCHEMIX shall not be able to assume such clinical trials within [***] months, in which case MERCK shall continue to conduct such trials for up to [***] additional months;
                         (vi) assign (or cause its Affiliates to assign) to ARCHEMIX all agreements with any Third Party with respect to the conduct of clinical trials for the Terminated Compounds including, without limitation, agreements with contract research organizations, clinical sites and investigators, unless expressly prohibited by any such agreement (in which case MERCK shall cooperate with ARCHEMIX in all reasonable respects to secure the consent of such Third Party to such assignment);
                         (vii) provide ARCHEMIX with all supplies of the Terminated Compounds in the possession of MERCK or any Affiliate or contractor of MERCK;
                         (viii) provide ARCHEMIX with copies of all reports and data generated or obtained by MERCK or its Affiliates pursuant to this Agreement that relate to any Terminated Compounds that have not previously been provided to ARCHEMIX;
                         (ix) reimburse ARCHEMIX for all internal and out-of-pocket costs incurred by ARCHEMIX in continuing the research and Development according to the pre-agreed Annual Development Plan of all the Terminated Compounds for a period of [***] days; and
                         (x) if MERCK has manufactured, is manufacturing or having manufactured any Terminated Compounds or any intermediate thereof: (i) MERCK shall, if requested by ARCHEMIX, supply ARCHEMIX with its requirements for all Terminated Compounds and intermediates for up to [***] months following such termination at a transfer price equal to [***] for the supply of such Terminated Compounds or intermediates, plus [***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

percent ([***]%), (ii) within [***] days after ARCHEMIX’s request, MERCK shall provide to ARCHEMIX or its designee all information in its possession with respect to the manufacture of each such Terminated Compound or intermediate.
               11.3.2 Termination by MERCK Pursuant to Section 11.2.2. If this Agreement is terminated by MERCK pursuant to Section 11.2.2, the license granted by ARCHEMIX to MERCK pursuant to Section 8.1.1(c) shall survive solely as applied to Development Candidates being Developed by MERCK as of the effective date of termination, if any, and the license granted by ARCHEMIX to MERCK pursuant to Section 8.2 shall survive solely as applied to Products being Commercialized by MERCK as of the effective date of termination or Derived from Development Candidates being Developed by MERCK as of the effective date of termination, if any, in each case subject to MERCK’s continued payment of [***] milestone, royalty, and other payments under and in accordance with this Agreement with respect thereto; provided, that, (a) to the extent the breach that gave rise to MERCK’s right to terminate under Section 11.2.2 is with regard to ARCHEMIX’s obligations under Section 8.7.1 then, solely with respect to the Aptamer or Collaboration Aptamer and Products Developed therefrom, that is the subject of such breach, the license granted by ARCHEMIX to MERCK under this Section 11.3.2 with respect to such Product shall survive as a fully paid-up, royalty-free license; (b) to the extent that the breach that gave rise to MERCK’s right to terminate under Section 11.2.2 is with regard to ARCHEMIX’s diligence obligations solely with respect to ARCHEMIX’s Co-Development Activities, the applicable Co-Developed Development Candidate or Product shall be deemed a Royalty-Bearing Product; and (c) to the extent the breach that gave rise to MERCK’s right to terminate under Section 11.2.2 is with respect to any other obligation of ARCHEMIX under this Agreement, all milestone, Net Income Payments (in the case of a Co-Developed Product) royalty and other payments applicable to such Products under this Agreement shall be [***] by [***] percent ([***]%).
               11.3.3 Termination by MERCK Pursuant to Section 11.2.3. If this Agreement is terminated by MERCK pursuant to Section 11.2.3, unless prohibited by Applicable Laws:
                    (a) the license set forth in Section 8.1.1(b) shall survive solely as applied to Development Candidates being Developed by MERCK as of the effective date of termination, if any, and the license set forth in Section 8.2 shall survive solely as applied to Products being Commercialized by MERCK as of the effective date of termination or Derived from Development Candidates being Developed by MERCK as of the effective date of termination, if any, subject to MERCK’s continued payment of [***] milestone, royalty, and other payments under and in accordance with this Agreement with respect thereto; and
                    (b) each Party shall promptly return all Confidential Information and Proprietary Materials of the other Party that are not subject to a continuing license hereunder; provided, that, each Party may retain one copy of the Confidential Information of the other Party in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder.
               11.3.4 Termination by ARCHEMIX Pursuant to Section 11.2.2.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

                    (a) Diligence Obligations. If MERCK’s rights to a Target and all Development Candidates, Products and any other Collaboration Aptamers directed against such Target are terminated by ARCHEMIX pursuant to Section 11.2.2 for breach by MERCK of its diligence obligations under Section 4.6, the provisions of Section 11.3.1 shall apply but only to the Target and Collaboration Aptamers for which MERCK’s rights were terminated. If MERCK’s rights to one or more but not all Development Candidates, Products and any other Collaboration Aptamers directed against a Program Target are terminated by ARCHEMIX pursuant to Section 11.2.2 for breach by MERCK of its diligence obligations under Section 4.6, (i) the provisions of Section 11.3.1 shall apply but only to the Collaboration Aptamers and/or Product for which MERCK’s rights were terminated and (ii) the exclusive license(s) granted to MERCK for each such terminated Collaboration Aptamer and/or terminated Product and the Program Target to which they bind shall convert to a non-exclusive license(s) and the provisions of Section 8.7.1 shall not apply to such Program Target, terminated Collaboration Aptamers and/or terminated Products.
                    (b) Other Obligations. If this Agreement is terminated by ARCHEMIX pursuant to Section 11.2.2 for breach by MERCK of its obligations under this Agreement other than its diligence obligations under Section 4.6:
                         (i) the provisions of Section 11.3.1 shall apply; and
                         (ii) if such termination is effective prior to the end of the Research Program Term, (x) MERCK shall, for a period of [***] days from the effective date of termination, pay ARCHEMIX the Minimum FTE Funding Commitment and (y) the Research Program shall terminate without any further obligation of ARCHEMIX.
               11.3.5 Termination by ARCHEMIX Pursuant to Section 11.2.3. If this Agreement is terminated by ARCHEMIX pursuant to Section 11.2.3, unless prohibited by Applicable Laws, the provisions of Section 11.3.1 shall apply, except that MERCK shall have no obligation to continue to conduct any clinical trial.
     11.4 Surviving Provisions. Termination or expiration of this Agreement for any reason shall be without prejudice to:
                    (a) the rights and obligations of the Parties provided in Section 3.6.1 (Record Keeping), Section 4.10.6(b) (Records and Audit Rights in the event of Co-Development), Section 6.4.2 (R&D Funding Audit Rights), Section 6.6.2 (Records; Audit Rights), Section 6.7.2 (Net Income Audit Rights), Section 11.3 (Consequences of Termination of Agreement), Section 11.4 (Surviving Provisions), Section 14.1 (Arbitration), Section 14.4 (Governing Law), Section 14.9 (No Third Party Beneficiaries), Section 14.15 (Further Assurances), Article 7 (Confidentiality), Article 9 (Intellectual Property Rights), Sections 10.1.3(b) and 10.2.1(b)(iii) (Joint Patent Rights), Article 13 (Indemnification) and all other Sections or Articles referenced in any such Section or Article including Article 1, all of which shall survive such termination;
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

                    (b) unless otherwise provided for in this Agreement, ARCHEMIX’s rights to receive royalties and milestone payments for the duration of all applicable Royalty Terms, if any; and
                    (c) any other rights or remedies provided at law or equity which either Party may otherwise have.
12. REPRESENTATIONS AND WARRANTIES AND COVENANTS
     12.1 Mutual Representations and Warranties. ARCHEMIX and MERCK each represents and warrants to the other, as of the Effective Date, as follows:
               12.1.1 Organization. It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority, corporate or otherwise, to execute, deliver and perform this Agreement.
               12.1.2 Authorization. The execution and delivery of this Agreement and the performance by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and will not violate (a) such Party’s certificate of incorporation or bylaws, (b) any agreement, instrument or contractual obligation to which such Party is bound in any material respect, (c) any requirement of any Applicable Laws, or (d) any order, writ, judgment, injunction, decree, determination or award of any court or governmental agency presently in effect applicable to such Party.
               12.1.3 Binding Agreement. This Agreement is a legal, valid and binding obligation of such Party enforceable against it in accordance with its terms and conditions.
               12.1.4 No Inconsistent Obligation. It is not under any obligation, contractual or otherwise, to any Person that conflicts with or is inconsistent in any respect with the terms of this Agreement or that would impede the diligent and complete fulfillment of its obligations hereunder.
     12.2 ARCHEMIX’ Representations and Warranties. ARCHEMIX represents and warrants to MERCK as follows:
               12.2.1 All Licensed Technology existing as of the Effective Date is Controlled by ARCHEMIX.
               12.2.2 All Licensed Patent Rights listed on Schedule 3 are Controlled by ARCHEMIX.
               12.2.3 To the Knowledge of ARCHEMIX, as of the Effective Date, except as previously disclosed to MERCK, no Third Party has initiated, or threatened in writing to initiate, any litigation against ARCHEMIX or its Affiliates, including, without limitation, by initiating any declaratory judgment lawsuit, or by sending a cease-and-desist letter, alleging that the Licensed Patent Rights are invalid or unenforceable or that the use of the Licensed Patent Rights
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

or Licensed Technology as contemplated by this Agreement infringes the Patent Rights of such Third Party.
               12.2.4 To the Knowledge of ARCHEMIX, as of the Effective Date, except as previously disclosed to MERCK, neither ARCHEMIX nor its Affiliates has received written notice from Gilead or URC or any other Third Party alleging that (a) either the ARCHEMIX-Gilead License Agreement or the URC License Agreement is not in full force and effect, (b) either the ARCHEMIX-Gilead License Agreement or the URC License Agreement is subject to any dispute, either in court or otherwise, and (c) ARCHEMIX or its Affiliates is in breach of the ARCHEMIX-Gilead License Agreement or the URC License Agreement, respectively.
     12.3 Acknowledgment and Covenant of MERCK. MERCK acknowledges that the licenses granted to MERCK hereunder are subject to certain limitations and restrictions set forth in the ARCHEMIX-Gilead License Agreement and the URC License Agreement and agrees that MERCK shall comply with the terms of the ARCHEMIX-Gilead License Agreement and the URC License Agreement that ARCHEMIX is subject to thereunder. MERCK hereby acknowledges and agrees and covenants that (a) it may and will not use the SELEX Process or the SELEX Technology as described in the SELEX Portfolio (i) to research, make, use, sell, offer for sale, import or export any aptamers for In Vitro Diagnostics, In Vivo Diagnostic Agents, or Radio Therapeutics or (ii) develop, modify, manufacture, have manufactured, export, import, use, sell or offer to sell (A) any aptamer other than a Collaboration Aptamer, or (B) any Excluded Aptamer and/or any product containing an Excluded Aptamer; (b) under the ARCHEMIX-Gilead License Agreement and under the URC License Agreement, ARCHEMIX’ rights in the SELEX Process or the SELEX Technology as described in the SELEX Portfolio may revert to Gilead if ARCHEMIX, its Affiliates and all assignees and sublicensees cease reasonable efforts to develop the commercial applications of products and services utilizing the SELEX Process or the SELEX Technology; (c) in the event of any termination of the URC License Agreement, the licenses granted to MERCK hereunder shall remain in full force and effect in accordance with Section 3.4 of the URC License Agreement; provided, that, MERCK is not then in breach of this Agreement and MERCK agrees to be bound to UTC as the licensor under the terms and conditions of the URC License Agreement as described in the SELEX Portfolio; and (d) in the event of any termination of the ARCHEMIX-Gilead License Agreement, the licenses granted to MERCK hereunder shall remain in full force and effect in accordance with Section 2.3 of the ARCHEMIX-Gilead License Agreement; provided, that, MERCK agrees to be bound to Gilead as the licensor under the terms and conditions of the ARCHEMIX-Gilead License Agreement; and, provided, that, if the termination of the ARCHEMIX-Gilead License Agreement arises out of the action or inaction of MERCK, Gilead, at its option, may terminate such license.
     12.4 Covenant of ARCHEMIX. ARCHEMIX hereby covenants that to the extent it enters into an agreement with a Third Party that grants a license to such Third Party to research, develop, and/or commercialize aptamers that bind to a Program Target in accordance with Section 8.7.1 it will include in any such license a covenant which prohibits such Third Party and any sublicensee of such Third Party from asserting any patent rights relating to the Program Targets arising under any such license (or any sublicense granted thereunder) against ARCHEMIX or any licensee or sublicensee of ARCHEMIX (including, for clarity, MERCK and
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

its Affiliates) to which ARCHEMIX has granted a license or sublicense to aptamers that bind to a Program Target for the treatment, prevention, cure or delay of progression of an indication, disease or disorder for ARCHEMIX’s or its licensee’s or sublicensee’s research, development or commercialization of aptamers that bind to a Program Targets for the treatment, prevention, cure or delay of progression of an indication, disease or disorder.
13. INDEMNIFICATION
     13.1 Indemnification of MERCK by ARCHEMIX. ARCHEMIX shall indemnify, defend and hold harmless MERCK, its Affiliates, their respective directors, officers, employees and agents, and their respective successors, heirs and assigns (collectively, the “MERCK Indemnitees”), against all liabilities, damages, losses and expenses (including, without limitation, reasonable attorneys’ fees and expenses of litigation) (collectively, “Losses”) incurred by or imposed upon the MERCK Indemnitees, or any one of them, as a direct result of claims, suits, actions, demands or judgments of Third Parties, including without limitation personal injury and product liability claims (collectively, “Claims”), arising out of (i) ARCHEMIX’s research and development activities under this Agreement, (ii) the Development or Commercialization of any Co-Developed Product by ARCHEMIX and (iii) the development, manufacture, use or sale of any Failed Compound, Waived Compound or Terminated Compound by ARCHEMIX or any of its Affiliates, sublicensees, distributors or agents, except with respect to any Claim or Losses that result from a breach of this Agreement by, or the gross negligence or willful misconduct of, MERCK; provided, that, with respect to any Claim for which ARCHEMIX has an obligation to any MERCK Indemnitee pursuant to this Section 13.1 and MERCK has an obligation to any ARCHEMIX Indemnitee pursuant to Section 13.2, each Party shall indemnify each of the other Party’s Indemnitees for its Losses to the extent of its responsibility, relative to the other Party, for the facts underlying the Claim.
     13.2 Indemnification of ARCHEMIX by MERCK. MERCK shall indemnify, defend and hold harmless ARCHEMIX, its Affiliates, their respective directors, officers, employees and agents, and their respective successors, heirs and assigns (the “ARCHEMIX Indemnitees”), against any Losses incurred by or imposed upon the ARCHEMIX Indemnitees, or any one of them, as a direct result of Claims arising out of (i) the Development of any Development Candidate or the Commercialization (including, without limitation, the production, manufacture, promotion, import, sale or use by any Person) of any Product by MERCK or any of its Affiliates, Sublicensees, distributors or agents and (ii) the Development or Commercialization of any Co-Developed Product by MERCK or any of its Affiliates, Sublicensees, distributors or agents, except with respect to any Claim that results from a breach of this Agreement by, or the gross negligence or willful misconduct of, ARCHEMIX; provided, that, with respect to any Claim for which ARCHEMIX has an obligation to any MERCK Indemnitee pursuant to Section 13.1 and MERCK has an obligation to any ARCHEMIX Indemnitee pursuant to this Section 13.2, each Party shall indemnify each of the other Party’s Indemnitees for its Losses to the extent of its responsibility, relative to the other Party, for the facts underlying the Claim.
     13.3 Indemnification of Gilead and UTC by MERCK. If, and solely to the extent, legally required by the ARCHEMIX-Gilead License Agreement, MERCK shall indemnify, defend and hold harmless Gilead, its Affiliates and UTC and any of their respective directors,
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

officers, employees and agents (each, a “Gilead Indemnitee”), from and against any Losses that are incurred by a Gilead Indemnitee as a result of any Claims, to the extent such Claims arise out of the possession, research, development, manufacture, use, offer for sale, sale or other commercialization, distribution, administration, storage or transport, by MERCK or its Affiliates or Sublicensees of (a) any Aptamers or Licensed Products, or (b) any other products, services and activities developed by MERCK relating to the Covered Intellectual Property, including any Licensed Products, Aptamers or Documentation (as such terms are defined in the ARCHEMIX-Gilead License Agreement), except with respect to any Claim or Losses that result from the activities of ARCHEMIX under the ARCHEMIX-Gilead License Agreement.
     13.4 Conditions to Indemnification. A Person seeking recovery under this Article 12 (the “Indemnified Party”) in respect of a Claim shall give prompt notice of such Claim to the Party from which recovery is sought (the “Indemnifying Party”) and, provided that the Indemnifying Party is not contesting its obligation under this Article 13, shall permit the Indemnifying Party to control any litigation relating to such Claim and the disposition of such Claim; provided, that, the Indemnifying Party shall (a) act reasonably and in good faith with respect to all matters relating to the settlement or disposition of such Claim as the settlement or disposition relates to such Indemnified Party and (b) not settle or otherwise resolve such claim without the prior written consent of such Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed). Each Indemnified Party shall cooperate with the Indemnifying Party in its defense of any such Claim in all reasonable respects and shall have the right to be present in person or through counsel at all legal proceedings with respect to such Claim.
     13.5 Warranty Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY WITH RESPECT TO ANY TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND EACH PARTY HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY AND NONINFRINGEMENT.
     13.6 No Warranty of Success. Nothing contained in this Agreement shall be construed as a warranty on the part of either Party that (a) the Research Program will yield any Lead Compound, Optimized Lead Compound or Development Candidate or otherwise be successful, (b) any Development Program will yield a Product or otherwise be successful or (c) the outcome of the Research Program or any Development Program will be commercially exploitable in any respect.
     13.7 Limited Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR (I) ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION LOST PROFITS OR LOST REVENUES, OR (II) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES, WHETHER UNDER ANY
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY.
14. MISCELLANEOUS
14.1 Arbitration.
               14.1.1 Full Arbitration. Any dispute, controversy or claim arising between the Parties with respect to this Agreement, including any dispute, controversy or claim relating to any Excepted Decision (each, a “Dispute”), shall be resolved by binding arbitration before a panel of three (3) arbitrators in accordance with the rules of the ICC in effect at the time the proceeding is initiated; provided, that, any Dispute as to an Excepted Decision shall be resolved pursuant to Section 14.1.2. In any such arbitration, the following procedures shall apply:
                    (a) The panel will be comprised of one arbitrator chosen by MERCK, one by ARCHEMIX and the third by the two so chosen. If either, or both, of MERCK or ARCHEMIX fails to choose an arbitrator or arbitrators within thirty (30) days after receiving notice of commencement of arbitration or if the two arbitrators fail to choose a third arbitrator within thirty (30) days after their appointment, then either or both Parties shall immediately request that the ICC select the remaining number of arbitrators to be selected, which arbitrator(s) shall have the requisite scientific background, experience and expertise. The place of arbitration shall be New York, New York.
                    (b) Either Party may apply to the arbitrators for interim injunctive relief until the arbitration decision is rendered or the Dispute is otherwise resolved. Either Party also may, without waiving any right or remedy under this Agreement, seek from any court having jurisdiction any injunctive or provisional relief necessary to protect the rights or property of that Party pending resolution of the Dispute pursuant to this Section 14.1.1. The arbitrators shall have no authority to award punitive or any other type of damages not measured by a Party’s compensatory damages. Each Party shall bear its own costs and expenses and attorneys’ fees in connection with any such arbitration; provided, that, the non-prevailing Party shall pay the costs and expenses incurred by the prevailing Party in connection with any such arbitration, including reasonable attorneys’ fees and costs. The Parties acknowledge that while Section 14.4 shall apply to any such Dispute, it is the intention of the Parties not to use the discovery rules of the State of New York in connection with any such Dispute.
                    (c) Except to the extent necessary to confirm an award or decision or as may be required by Applicable Laws, neither Party nor any arbitrator may disclose the existence or results of any arbitration without the prior written consent of both Parties. In no event shall any arbitration be initiated after the date when commencement of a legal or equitable proceeding based on the Dispute would be barred by the applicable New York statute of limitations.
                    (d) In the event of a Dispute involving the alleged breach of this Agreement (including, without limitation, whether a Party has satisfied its diligence obligations hereunder), (i) neither Party may terminate this Agreement under Section 11.2.2 until resolution
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

of the Dispute pursuant to this Section 14.1.1 and (ii) if the arbitrators render a decision that a breach of this Agreement has occurred, the arbitrators shall have no authority to modify the right of the non-breaching Party to terminate this Agreement in accordance with Section 11.2.2.
                    (e) Any disputed performance or suspended performance pending the resolution of a Dispute that the arbitrators determine to be required to be performed by a Party shall be completed within a reasonable time period following the final decision of the arbitrators.
                    (f) The decision of the arbitrators shall be the sole, exclusive and binding remedy between the Parties regarding the determination of all Disputes presented. Any monetary payment to be made by a Party pursuant to a decision of the arbitrators shall be made in United States dollars, free of any tax or other deduction.
               14.1.2 Accelerated Arbitration. To the extent a Dispute submitted to arbitration by a Party under Section 14.1.1 is claimed, by either Party, to involve an Excepted Decision, the following procedures shall apply:
                    (a) The Parties shall mutually select a single independent, conflict-free arbitrator (the “Expert”), who shall have sufficient scientific background and experience to resolve the Dispute. If the Parties are unable to reach agreement on the selection of an Expert within fifteen (15) business days after submission to arbitration, then either or both Parties shall immediately request that the ICC select an arbitrator with the requisite scientific background, experience and expertise. The place of arbitration shall be New York, New York.
                    (b) Each Party shall prepare and submit a written summary of such Party’s position and any relevant evidence in support thereof to the Expert within thirty (30) days of the selection of the Expert. Upon receipt of such summaries from each Party, the Expert shall provide copies of the same to the other Party. Within thirty (30) days of the delivery of such summaries by the Expert, each Party shall submit a written rebuttal of the other Party’s summary and may also amend and re-submit its original summary. Oral presentations shall not be permitted unless otherwise requested by the Expert. The Expert shall make a final decision with respect to the Dispute within thirty (30) days following receipt of the last of such rebuttal statements submitted by the Parties. Each Party shall bear its own costs and expenses and attorneys’ fees, and the Party that does not prevail in the arbitration proceeding shall pay the Expert’s fees and any administrative fees of arbitration.
     14.2 Change of Control.
               14.2.1 ARCHEMIX Change of Control.
                    (a) Notice. ARCHEMIX shall notify MERCK in writing in the event it receives an indication of interest from a Third Party (or any other form of binding or non-binding offer) that might result in a Change of Control for ARCHEMIX unless ARCHEMIX in good faith and acting reasonably determines that any such notice would violate the terms of a confidentiality undertaking with such Third Party. Notwithstanding the foregoing, in the event ARCHEMIX enters into an agreement that results or, if the transaction contemplated thereby is
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

completed, would result in a Change of Control, ARCHEMIX shall provide MERCK with prompt written notice describing such Change of Control in reasonable detail (the “ARCHEMIX Change of Control Notice”). The ARCHEMIX Change of Control Notice shall be provided by ARCHEMIX prior to execution of such agreement, if permitted under Applicable Laws and not prohibited by the terms of any agreement between ARCHEMIX and any Third Party, and otherwise as soon as practicable thereafter and, in any event, not later than promptly following the consummation of the transaction contemplated by such agreement.
                    (b) Change of Control Involving Competitive Entity. If the Change of Control that is described in the ARCHEMIX Change of Control Notice results or, if completed, would result in a Competitive Entity becoming an Affiliate of ARCHEMIX, then, within [***] days after such ARCHEMIX Change of Control Notice is provided by ARCHEMIX, MERCK shall have the right to provide written notice to ARCHEMIX, in its sole discretion, (i) if the ARCHEMIX Change of Control Notice is provided prior to expiration of the Research Program Term, [***] the Research Program; (ii) if the ARCHEMIX Change of Control Notice is received at any time during the Term, (A) [***] ARCHEMIX’s [***] in any [***] pursuant to Article 4 (including ARCHEMIX’s right to [***] in the [***] and [***]); (B) to the extent not exercised as of the date of the ARCHEMIX Change of Control Notice is given, [***] ARCHEMIX’s right to [***] any [***] and [***] pursuant to Sections 4.10.2; (C) [***] ARCHEMIX’s [***] activities pursuant to this Agreement, provided, that, MERCK shall [***] to ARCHEMIX as if the Co-Promoted Product was a Royalty Bearing Product; (D) [***] ARCHEMIX’s Co-Promotion activities, provided, that MERCK shall [***] to ARCHEMIX as if the Co-Promoted Product was a Royalty Bearing Product; and (E) to the extent MERCK is prosecuting Program Aptamer-Specific Patent Rights in accordance with Section 11.1.1(a), [***] MERCK’s obligation to [***] pursuant to Section 11.1.4 with respect to such Program Aptamer-Specific Patent Rights. In all other aspects, this Agreement shall remain unchanged. If MERCK should fail to give such notice to ARCHEMIX within such [***] day period, MERCK shall have no further rights under this Section 14.2.1 as a result of the Change of Control described in the ARCHEMIX Change of Control Notice.
                    (c) Change of Control Involving Competitive Program. If the Change of Control that is described in the ARCHEMIX Change of Control Notice involves a Third Party that has a Competitive Program, then, notwithstanding any provision hereof, the existence and continuation of such Competitive Program in any respect following the Change of Control shall not be deemed to be a breach of this Agreement.
               14.2.2 MERCK Change of Control.
                    (a) Notice. If MERCK enters into an agreement that results or, if the transaction contemplated thereby is completed, would result in a Change of Control, MERCK shall provide ARCHEMIX with prompt written notice describing such Change of Control in reasonable detail (the “MERCK Change of Control Notice”). The MERCK Change of Control Notice shall be provided by MERCK prior to execution of such agreement, if permitted under Applicable Laws and not prohibited by the terms of any agreement between MERCK and any Third Party, and otherwise as soon as practicable thereafter and, in any event, not later than promptly following the consummation of the transaction contemplated by such agreement.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

                    (b) Change of Control Involving Competitive Program. If the Change of Control that is described in the MERCK Change of Control Notice involves a Third Party that has a Competitive Program, then, notwithstanding any provision hereof, the existence and continuation of such Competitive Program in any respect following such Change of Control shall not be deemed to be a breach of this Agreement; provided, that, each chemical compound or product that is part of the Competitive Program shall be deemed to be an Optimized Lead Compound, Development Candidate or Product in the event such chemical compound or product meets standards or criteria hereunder for Optimized Lead Compounds, Development Candidates or Products, and shall be subject to royalty payments as set forth in this Agreement (but not milestone payments) applicable to Optimized Lead Compounds, Development Candidates and Products.
     14.3 Notices. All notices and communications shall be in writing and delivered personally or by courier or mailed via certified mail, return receipt requested, addressed as follows, or to such other address as may be designated from time to time:
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

If to MERCK:	If to ARCHEMIX:
Merck KGaA	Archemix Corp.
Legal Department	300 Third Street
Frankfurter Str. 250	Cambridge, MA 02142
64293 Darmstadt	Tel: (617) 621-7700
Germany	Fax: (617) 621-9300
Tel: +49 6151 72 0	Attention: Chief Executive Officer
Fax: +49 6151 72 [***]	Attention: General Counsel

With a copy to:

Mintz, Levin, Cohn, Ferris, Glovsky
and Popeo, P.C.
One Financial Center
Boston, Massachusetts 02111
Attention: John J. Cheney, Esq.
Tel: (617) 542-6000
Fax: (617) 542-2241
     In addition, all notices to the JPT or JSC shall be sent to each Party’s designees at such Party’s address stated above or to such other address as such Party may designate by written notice given in accordance with this Section 14.3.
     Except as otherwise expressly provided in this Agreement or mutually agreed in writing, any notice, communication or document (excluding payment) required to be given or made shall be deemed given or made and effective upon actual receipt or, if earlier, (a) three (3) business days after deposit with an internationally-recognized overnight express courier with charges prepaid, or (b) five (5) business days after mailed by certified, registered or regular mail, postage prepaid, in each case addressed to a Parties at its address stated above or to such other address as such Party may designate by written notice given in accordance with this Section 14.3.
     14.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the application of principles of conflicts of law.
     14.5 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns.
     14.6 Headings. Section and subsection headings are inserted for convenience of reference only and do not form a part of this Agreement.
     14.7 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and both of which, together, shall constitute a single agreement.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     14.8 Amendment; Waiver. This Agreement may be amended, modified, superseded or canceled, and any of the terms of this Agreement may be waived, only by a written instrument executed by each Party or, in the case of waiver, by the Party or Parties waiving compliance. The delay or failure of either Party at any time or times to require performance of any provisions shall in no manner affect the rights at a later time to enforce the same. No waiver by either Party of any condition or of the breach of any term contained in this Agreement, whether by conduct, or otherwise, in any one or more instances, shall be deemed to be, or considered as, a further or continuing waiver of any such condition or of the breach of such term or any other term of this Agreement.
     14.9 No Third Party Beneficiaries. Except as set forth in Sections 13.1, 13.2 and 13.3, no Third Party (including, without limitation, employees of either Party) shall have or acquire any rights by reason of this Agreement.
     14.10 Purposes and Scope. The Parties hereto understand and agree that this Collaboration is limited to the activities, rights and obligations as set forth in this Agreement. Nothing in this Agreement shall be construed (a) to create or imply a general partnership between the Parties, (b) to make either Party the agent of the other for any purpose, (c) to alter, amend, supersede or vitiate any other arrangements between the Parties with respect to any subject matters not covered hereunder, (d) to give either Party the right to bind the other, (e) to create any duties or obligations between the Parties except as expressly set forth herein, or (f) to grant any direct or implied licenses or any other right other than as expressly set forth herein.
     14.11 Assignment and Successors. Neither this Agreement nor any obligation of a Party hereunder may be assigned by either Party without the consent of the other which shall not be unreasonably withheld, except that each Party may assign this Agreement and the rights, obligations and interests of such Party, in whole or in part, to any of its Affiliates, to any purchaser of all or substantially all of its assets or all or substantially all of its assets to which this Agreement relates or to any successor corporation resulting from any merger, consolidation, share exchange or other similar transaction.
     14.12 Force Majeure. Neither MERCK nor ARCHEMIX shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to a Force Majeure. In event of such Force Majeure, the Party affected shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.
     14.13 Interpretation. The Parties hereto acknowledge and agree that: (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement shall be construed fairly as to each Party and not in a favor of or against either Party, regardless of which Party was generally responsible for the preparation of this Agreement.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     14.14 Integration; Severability. This Agreement is the entire agreement with respect to the subject matter hereof and supersedes all other agreements and understandings between the Parties with respect to such subject matter. Notwithstanding the foregoing, this Agreement shall not supersede the Initial Collaboration Agreement between ARCHEMIX and MERCK, which shall continue to be in full force and effect in accordance with its terms and conditions. If any provision of this Agreement is or becomes invalid or is ruled invalid by any court of competent jurisdiction or is deemed unenforceable, it is the intention of the Parties that the remainder of the Agreement shall not be affected.
     14.15 Further Assurances. Each of ARCHEMIX and MERCK agrees to duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including, without limitation, the filing of such additional assignments, agreements, documents and instruments, as the other Party may at any time and from time to time reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes of, or to better assure and confer unto such other Party its rights and remedies under, this Agreement.
[Remainder of page intentionally left blank.]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

ARCHEMIX CORP.

By:

Name:

Title:

MERCK KGaA

ppa. i.V.

By:
Name:	Dr. B. Kirschbaum J. Eckhardt
Title:	Senior Executive Legal Counsel Vice President
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT A
SELEX TECHNOLOGY TRANSFER PLAN
Plan Components

Location	Archemix, Cambridge MA

Staffing	•	Merck: [***], [***] (or [***])
Requirements	•	Archemix: [***] , [***]

Duration	•	[***] at Archemix
		o	May be acceptable for [***] to spend [***], [***] to stay [***]
	•	Archemix may provide subsequent consultation on an as needed basis via phone, e-mail, e-room, or in person.

Components of classroom training	•	Archemix scientists to provide [***] covering:
		o	[***]: what is it?
		o	[***]
		o	[***]
		o	[***]
▪ What [***] of [***] are used
▪ What [***] choice
		o	[***] for [***]
▪ [***] for [***]
▪ [***] for [***]
		o	[***] for [***] the [***] of a [***]
		o	[***]
		o	[***]
		o	Concepts to [***] when [***]

Components of laboratory training	•	[***]
	•	[***]
	•	[***] and [***] for [***]
	•	[***]

Materials to be provided to Merck	•	[***] materials from [***]
KGaA	•	[***] for all [***] of [***] from [***] [***] through [***]
	•	[***] and [***] for [***]

Required equipment	•	[***]
(Merck site)	•	[***]
	•	[***]
	•	[***] with [***] for [***], [***]
	•	[***] and [***]
	•	[***]
	•	[***] with [***]
	•	Other standard laboratory equipment (e.g., [***], [***], etc.)
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT B
FORM OF COMMON STOCK PURCHASE AGREEMENT
COMMON STOCK PURCHASE AND REGISTRATION RIGHTS AGREEMENT
by and between
ARCHEMIX CORP.
and
MERCK KGaA
Dated as of [___]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(i)

Schedules
Disclosure Schedule
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(ii)

ARCHEMIX CORP.
COMMON STOCK PURCHASE AND REGISTRATION RIGHTS AGREEMENT
     THIS COMMON STOCK PURCHASE AND REGISTRATION RIGHTS AGREEMENT dated as of [___] (the “Agreement”) is made by and between Archemix Corp., a Delaware corporation (the “Company”), and Merck KGaA, a company organized under the laws of Germany (the “Purchaser”).
     WHEREAS, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase, shares of the Company’s common stock, par value $.001 per share (“Common Stock”), as provided in Section 5.1 of that certain Collaborative Research and License Agreement between the Company and the Purchaser dated June 6, 2007.
     NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
Definitions
     1.1 For purposes of this Agreement, the following terms shall have the meanings set forth below:
          14.15.1 “Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules, regulations and policies of the Commission thereunder, all as the same shall be in effect at the time.
          14.15.2 “1934 Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules, regulations and policies of the Commission thereunder, all as the same shall be in effect at the time.
          14.15.3 “Affiliate” shall mean an individual, trust, business trust, joint venture, partnership, corporation, limited liability company, association or any other entity which (directly or indirectly) is controlled by, controls or is under common control with the Purchaser. For the purposes of this definition, the term “control” (including, with correlative meanings, the term “controlled by” and “under common control with”) as used with respect to the Purchaser, means the possession of the power to direct or cause the direction of the management and policies of an entity, through the ownership of the outstanding voting securities or by contract or otherwise.
          14.15.4 “By-laws” shall mean the Amended and Restated By-Laws of the Company, as amended from time to time.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-1

          14.15.5 “Certificate of Incorporation” shall mean the Company’s Restated Certificate of Incorporation on file with the Secretary of State of the State of Delaware, as amended from time to time.
          14.15.6 “Closing” and “Closing Date” shall have the meanings specified in Section 2.2 hereof.
          14.15.7 “Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Act.
          14.15.8 “Common Stock” shall have the meaning specified in the recitals.
          14.15.9 “Competitor of the Company” shall mean a person or entity that poses a competitive threat to the Company’s business or is engaged in the same or a substantially similar business as the Company, as determined by the Company’s board of directors.
          14.15.10 “Holder” means the Purchaser (so long as the Purchaser holds Registerable Securities) and any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 5.5 hereof.
          14.15.11 “Purchase Price” shall have the meaning specified in Section 2.1 hereof.
          14.15.12 “Prospectus” shall mean the prospectus contained in the Registration Statement.
          14.15.13 “Qualified Public Offering” means the Company’s firm commitment underwritten initial public offering filed under the Act covering the offer and sale of the Company’s Common Stock, with gross offering proceeds to the Company of not less than $30,000,000 exclusive of any amount issued to the Purchaser pursuant to the this Agreement.
          14.15.14 “Registrable Securities” means (i) any shares of Common Stock issued to the Purchaser pursuant to this Agreement, (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which the rights under this Agreement are not assigned; provided, however, that shares of Common Stock which are Registrable Securities shall cease to be Registrable Securities upon any sale pursuant to a registration statement, Section 4(1) of the Act or Rule 144 under the Act, any sale in any manner to a person or entity which, by virtue of Section
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-2

5.5 of this Agreement, is not entitled to the rights provided by this Agreement or upon the eligibility for sale of such shares under Rule 144(k) under the Act.
          14.15.15 “Registration Statement” shall mean the Registration Statement on Form S-1 (File No. 333-[___]) filed with the Commission relating to the Company’s initial public offering of its Common Stock.
          14.15.16 “Shares” shall have the meaning specified in Section 2.1 hereof.
     1.2 Certain other words and phrases are defined or described elsewhere in this Agreement and the Exhibits and Schedules hereto.
     1.3 Wherever used in this Agreement:
          the words “include” or “including” shall be construed as also incorporating “but not limited to” and “without limitation”;
          14.15.17 the word “day” means a calendar day unless specified otherwise; and
          14.15.18 the word “law” (or “laws”) means any statute, ordinance, regulation or code.
     1.4 Unless specified to the contrary, references to Articles, Sections, Schedules and/or Exhibits mean the particular Article, Section, Schedule or Exhibit in or to this Agreement.
     1.5 References to this Agreement shall include this Agreement as varied or modified from time to time by the parties.
     1.6 Unless the context requires otherwise, words in the singular number include the plural and vice versa.
     1.7 All Schedules and Exhibits hereto are hereby incorporated herein and made a part hereof.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-3

Authorization, Purchase and Sale of the Shares
     14.16 Purchase and Sale of the Shares. At the Closing (as defined in Section 2.2 hereof), and subject to the terms and conditions hereof and in reliance upon the representations, warranties and agreements contained herein, the Company shall issue and sell to the Purchaser and the Purchaser shall purchase from the Company [___] shares of Common Stock (the “Shares”) at a purchase price of $[___] per share for a total purchase price of $[___] (the "Purchase Price”).
     14.17 Closing. The purchase and sale of the Shares being purchased by the Purchaser shall take place at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111, at 10:00 a.m., local time, on [___], or at such other location, date and time as may be agreed upon among the Purchaser and the Company (such closing being called the “Closing” and such date and time being called the “Closing Date”). At the Closing, the Company shall issue and deliver to the Purchaser a certificate in definitive form, registered in the name of the Purchaser, representing the Shares being purchased by the Purchaser at the Closing. As payment in full for the Shares being purchased by it under this Agreement, and against delivery of the certificate therefor as aforesaid, on the Closing Date, the Purchaser (a) shall deliver to the Company a check payable to the order of the Company in the amount of the Purchase Price, (b) shall transfer such amount to the account of the Company by wire transfer, or (c) shall deliver a combination of (a) and (b) above.
Representations and Warranties and Certain Covenants of the Company
     Except as set forth in any disclosure schedules delivered herewith (which shall be numbered to correspond with the sections of this Section 3), the Company hereby represents and warrants to and covenants to the Purchaser as follows:
     14.18 Organization, Qualifications and Corporate Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and the Company is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification, except where failure to qualify would not have a material adverse effect on the business or financial condition of the Company. The Company has the corporate power and authority to own and hold its properties and to carry on its business as now conducted or as planned to be conducted in the foreseeable future, to execute, deliver and perform this Agreement and any other agreements, documents or instruments contemplated hereby to which it is a party, to issue, sell and deliver the Shares.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-4

14.19 Authorization of Agreements, Etc.
          14.19.1 The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder and thereunder, and the issuance, sale and delivery of the Shares have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government specifically naming the Company, the Certificate of Incorporation, or the By-laws or any material provision of any indenture, agreement or other instrument which is filed as an exhibit to the Registration Statement, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, which violation, conflict or default could have a material adverse effect on the Company, or result in the creation or imposition of any material lien, charge, restriction, claim or encumbrance upon any of the properties or assets of the Company.
          14.19.2 The Shares have been duly authorized and the Shares, when issued in accordance with this Agreement, will be validly issued, fully paid and nonassessable and free of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company. None of the issuance, sale or delivery of the Shares is subject to any preemptive right of stockholders of the Company or to any right of first refusal or other right in favor of any person which has not been waived.
     14.20 Validity. This Agreement has been duly executed and delivered by the Company. This Agreement constitutes the legal, valid and binding obligations of the Company, enforceable in accordance with its respective terms subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors and to general principles of equity.
     14.21 Consents. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with any federal or state governmental authority, any party to a contract to which the Company is bound or any other third party on the part of the Company required in connection with the consummation of the transactions contemplated by this Agreement shall have been obtained prior to, and be effective as of, the Closing (other than such filings under the “blue sky” law of any state governmental authority and any federal securities law filings that may be made after the Closing, which such filings shall be timely made).
     14.22 Subsidiaries. The Company has no subsidiaries other than as listed in an Exhibit to the Registration Statement.
     14.23 Capitalization. The authorized and outstanding shares of capital stock and options, warrants and other rights to purchase capital stock of the Company is as set forth in the Prospectus.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-5

     14.24 Litigation. Except as set forth in the Prospectus and required to be disclosed therein, there is no (i) action, suit, claim, proceeding or investigation pending or, to the best of the Company’s knowledge, threatened against the Company, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) arbitration proceeding relating to the Company pending under collective bargaining agreements or otherwise or (iii) governmental inquiry pending or, to the best of the Company’s knowledge, threatened against the Company (including without limitation any inquiry as to the qualification of the Company to hold or receive any license or permit), and to the best of the Company’s knowledge there is no basis for any of the foregoing.
     14.25 Financial Statements. The financial statements of the Company contained in the Prospectus (i) are true and correct in all material respects, (ii) are in accordance with the books and records of the Company, (iii) present fairly in all material respects the financial position of the Company on as of the dates thereof and (iv) were prepared in accordance with United States generally-accepted accounting principles (except, with respect to any interim financial statements, for all of the required footnotes and year end adjustments).
     14.26 Taxes. The Company has accurately prepared in all material respects and timely filed all federal, state, county and local tax returns required to be filed by it, and the Company has paid all taxes required to be paid by it pursuant to such returns as well as all other taxes, assessments and governmental charges which have become due or payable, including, without limitation all taxes which the Company is obligated to withhold from amounts owing to employees, creditors and third parties. All such taxes with respect to which the Company has become obligated pursuant to elections made by the Company in accordance with generally accepted practice have been paid and adequate reserves have been established for all taxes accrued but not payable.
     14.27 Intellectual Property. The Company owns or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets, customer lists and know how (collectively, “Intellectual Property”) necessary to the conduct of its business as conducted consistent with the description of the Company’s business as set forth in the Prospectus. The Company has not been informed that the licenses granted by or to the Company and listed in Section 3.10 of Schedule II are not valid and enforceable. To the knowledge of the Company, all right, title and interest in any Intellectual Property which has been developed by key employees or founders of the Company in their capacity as either employees or consultants to the Company which is necessary for the conduct of the Company’s business as conducted has been unconditionally assigned to the Company.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-6

     14.28 Brokers. The Company has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.
     14.29 Insurance. The Company will use its commercially reasonable efforts to maintain insurance with financially sound and reputable insurance companies or associations, in such amounts and covering such risks as are adequate and customary for the type and scope of its properties and business as currently conducted and as planned to be conducted in the foreseeable future.
Representations and Warranties of Purchaser
     The Purchaser represents and warrants to the Company as follows:
     14.30 Experience. The Purchaser: (a) is an accredited investor within the definition of Regulation D promulgated under the Act; (b) is experienced in evaluating and in investing in developing biotechnology companies such as the Company and can afford a loss of its entire investment; and/or (c) has a pre-existing personal or business relationship with the Company and/or certain of its officers, directors or controlling persons of a nature and duration that enable it to be aware of the character, business acumen and financial circumstance of such persons.
     14.31 Investment. The Purchaser is acquiring the Shares for investment for its own account and not with the view to, or for resale in connection with, any distribution thereof. It understands that the Shares have not been registered under the Act by reason of specified exemptions form the registration provisions of the Act.
     14.32 Rule 144. The Purchaser acknowledges that the Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. It has been advised or is aware of the provisions of Rule 144 promulgated under the Act, which permit limited release of shares purchased in a private placement subject to the satisfaction of certain conditions, and is aware that such Rule may not become available for resale of the Shares.
     14.33 Access to Data. The Purchaser has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management and has had the opportunity to review the Company’s facilities.
     14.34 Brokers. The Purchaser has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.
     14.35 Authorization. The Purchaser has full power and authority to enter into and to perform this Agreement in accordance with its terms. All action (corporate or
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-7

otherwise) on the part of the Purchaser necessary for the authorization, execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated herein has been taken. This Agreement is valid and binding obligation of the Purchaser, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors and to general principles of equity.
Registration Rights
     14.36 “Piggyback” Registration.
          14.36.1 Registration Statement. Following the consummation of a Qualified Public Offering, if (but without any obligation to do so) the Company shall determine to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration or Form S-4 or S-8 or relating solely to the sale of securities to participants in a stock plan or a registration relating solely to a Rule 145 transaction or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within fifteen (15) days after receipt of such notice by the Holder in accordance with Section 8.5, the Company shall, subject to the provisions of this Section.5.1, use its reasonable best efforts to include in such registration all of the Registrable Securities that each such Holder has requested to be registered.
          14.36.2 Company Deferral. If the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its stockholders for such Holder’s shares to be included in the registration statement to be filed and it is therefore essential to defer the inclusion of all or some of the Holders’ Registrable Securities in such registration statement, the Company shall have the right to exclude such number of shares as the Company deems, in its good faith judgment, are necessary.
          14.36.3 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under this Section 5.1 to include any of the Holders’ Registrable Securities in such underwriting unless such Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company (or by other persons entitled to select the underwriters and then only in such quantity as the underwriters determine in their sole reasonable discretion will not
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-8

jeopardize the successes of their offering by the Company or such other persons). If the total amount of securities, including Registrable Securities, requested by stockholders to be included in an offering exceeds the amount that the underwriters determine, in their sole reasonable discretion, is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole reasonable discretion will not jeopardize the success of the offering. If the number of Registrable Securities to be included in the underwriting in accordance with the foregoing is less than the total number of shares which the Holders of Registrable Securities have requested to be included, then the other holders of all other shares of capital stock with registration rights who have requested to be included in the registration statement shall participate in the underwriting prior to the Holders of Registrable Securities who have requested registration.
          14.36.4 Withdrawal. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 5.1 for any reason without thereby incurring any liability to the holders of Registrable Securities.
     14.37 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 5 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities.
     14.38 Sale or Transfer of Shares; Legend.
          14.38.1 The Registrable Securities shall not be sold or transferred unless either (i) such             shares first shall have been registered under the Act, or (ii) the transfer complies with Rule 144, Rule 144A or an exemption from registration under the Act, provided that, if requested by the Company, the Company shall have been first furnished with an opinion of legal counsel, to the effect that such sale or transfer is exempt from the registration requirements of the Act.
          14.38.2 Each certificate representing the Registrable Securities shall bear a legend substantially in the following form:
“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW AND THEY MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED BY ANY PERSON, INCLUDING A PLEDGEE, UNLESS (1) EITHER (a) SUCH SHARES FIRST SHALL HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-9

1933, AS AMENDED, OR (b) THE TRANSFER COMPLIES WITH RULE 144, RULE 144A OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND, IF REQUESTED BY THE COMPANY, THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACTS IS THEN AVAILABLE, AND (2) THERE SHALL HAVE BEEN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A COMMON STOCK PURCHASE AND REGISTRATION RIGHTS AGREEMENT, AS AMENDED FROM TIME TO TIME (COPIES OF WHICH MAY BE OBTAINED FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH REGISTRATION RIGHTS AGREEMENT. THE SALE, TRANSFER, HYPOTHECATION OR OTHER DISPOSITION OF SUCH SHARES IS SUBJECT TO THE TERMS OF SUCH AGREEMENT AND SUCH SHARES ARE TRANSFERABLE ONLY UPON PROOF OF COMPLIANCE THEREWITH.”
The foregoing legend shall be removed from the certificates representing any Registrable Securities, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-10

     14.39 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 5:
          14.39.1 To the extent permitted by law, the Company will indemnify, defend and hold harmless each Holder, its officers, directors, employees, agents and representatives, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act (each, a “Company Indemnified Person”), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) (the “Company Indemnified Amount”) arise out of or are based upon any of the following (collectively, a “Violation”): (i) any untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities or Blue Sky laws or any rule or regulation thereunder in connection with such registration; and the Company will pay to each such Company Indemnified Person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any Company Indemnified Amount; provided, however, that the indemnity agreement contained in this subsection 5.4(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such Company Indemnified Amount as to any Company Indemnified Person to the extent such liability arises out of or is based upon a Violation (i) which occurs in reliance upon and in conformity with written information relating to such Company Indemnified Person and furnished expressly for use in connection with such registration by such Company Indemnified Person or (ii) contained in a preliminary prospectus and corrected in a final or amended prospectus if such seller, underwriter or controlling person received notice of such final or amended prospectus prior to the effective date of the registration statement but failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Securities to the person asserting any such loss, claim, damage or liability resulting from a Violation contained in such preliminary prospectus, in any case where such delivery is required by the Act.
          14.39.2 To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-11

of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) (the “Holder Indemnified Amount”) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information relating to such Holder and furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 5.4(b), in connection with investigating or defending any Holder Indemnified Amount; provided, however, that the indemnity agreement contained in this subsection 5.4(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided, that, in no event shall any indemnity under this subsection 5.4(b) exceed the net proceeds from the offering received by such Holder.
          14.39.3 Promptly after receipt by an indemnified party under this Section 5.4 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 5.4, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5.4, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5.4.
          14.39.4 If the indemnification provided for in this Section 5.4 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation that resulted in such loss, liability, claim,
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-12

damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; and provided, that, in no event shall any contribution under this subsection 5.4d) exceed the net proceeds from the offering received by such Holder.
          14.39.5 Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.
          14.39.6 The obligations of the Company and Holders under this Section 5.4 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 5, and otherwise.
     14.40 Assignment of Registration Rights. Subject to Section 8.6, the rights to cause the Company to register Registrable Securities pursuant to this Section 5 may be assigned (but only with all related obligations) by a Holder to a Permitted Assignee (as defined below), provided that: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act; and (d) such transferee or assignee is not a Competitor of the Company. For purposes of this Section 5.5 a “Permitted Assignee” shall mean an entity that acquires all or substantially all of the ownership interests of a Holder.
     14.41 “Market Stand-Off” Agreement. The Purchaser hereby agrees that, during the one hundred eighty (180) day period following the effective date of the registration statement for the Qualified Public Offering or such other period as requested of all Company executive officers required to file Forms 3 and 4 and directors of the Company by the underwriters in the Qualified Public Offering in order to comply with Rule 2711 of the National Association of Securities Dealers or otherwise, the Purchaser shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that all executive officers and directors of the Company enter into similar agreements. In
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-13

addition to the obligations under this Section, the Purchaser agrees to execute a separate agreement on form satisfactory to such underwriter containing such covenant and obligation.
     In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Purchaser (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.
     Notwithstanding the foregoing, the obligations described in this Section 5.6 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to SEC Rule 145, or a transaction on Form S-4 or similar forms which may be promulgated in the future.
     14.42 Termination of Registration Rights.
          The right of any Holder to request registration or inclusion in any registration pursuant to Section 5 shall terminate once the securities held by such Holder cease to be Registrable Securities, and this Agreement, other than Sections 5.3, 5.6 and Sections 8.1-8.13, shall terminate once all of the securities covered hereby cease to be Registrable Securities.
Purchaser’s Conditions to Closing
     The Purchaser’s obligation to purchase Shares at the Closing is subject to the fulfillment to its satisfaction on or prior to the Closing Date of each of the following conditions:
     14.43 Representations and Warranties. The representations and warranties contained in Section 3 shall be true, complete and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date.
     14.44 Performance. The Company shall have performed and complied with all covenants, agreements and conditions contained herein required to be performed or complied with by it prior to or at the Closing Date.
     14.45 Legal Investment. At the time of the Closing, the purchase of the Shares shall be legally permitted by all laws and regulations to which the Purchaser and the Company are subject.
     14.46 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-14

incident to such transactions shall be reasonably satisfactory in form and substance to the Purchaser and its counsel. Prior to the Closing, the Company shall have obtained all consents or waivers, if any, necessary to execute and deliver this Agreement, issue the Shares and to carry out the transactions contemplated hereby and thereby, and all such consents and waivers shall be in full force and effect.
     14.47 Qualifications. All other authorizations, approvals or permits if any, of any governmental authority or regulatory body of the United States or any state that are required prior to and in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be effective on and as of the Closing Date.
Company’s Conditions to Closing
     The Company’s obligation to sell the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:
     14.48 Representations and Warranties. The representations and warranties made by the Purchaser pursuant to Section 4 hereof shall be true and correct when made and shall be true and correct on the Closing Date.
     14.49 Performance. The Purchaser shall have performed and complied with all covenants, agreements and conditions contained herein required to be performed or complied with by it prior to or at the Closing Date.
     14.50 Legal Investment. At the time of the Closing, the purchase of the Shares shall be legally permitted by all laws and regulations to which the Purchaser and the Company are subject.
     14.51 Payment of Purchase Price. The Purchaser shall have delivered to the Company a check or a transfer of funds to the account of the Company in the full amount of the Purchase Price.
Miscellaneous
     14.52 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware without giving effect to principles of conflicts of law thereunder.
     14.53 Survival. All covenants, agreements, representations and warranties made herein, or in any certificate or instrument delivered to the Purchaser pursuant to or in connection with this Agreement shall not survive the execution and delivery of this Agreement.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-15

     14.54 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Subject to the terms of this Agreement, no party hereby may assign its rights or obligations hereunder (whether by operation of law or otherwise, including by merger, asset sale, sale of stock or otherwise) without the prior written consent of the other parties hereto.
     14.55 Entire Agreement; Amendment and Waiver. This Agreement (including the Schedules and Exhibits hereto) and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, modified, waived or terminated, except by a written instrument signed by the Company and the Purchaser.
     14.56 Notices. Unless otherwise provided, all notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party’s address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by telecopy or facsimile transmission, (iii) sent by overnight courier, or (iv) sent by registered or certified mail, return receipt requested, postage prepaid.

If to the Company:	Archemix Corp.
300 Third Street
Cambridge, MA
Attn: Chief Executive Officer
Attn: General Counsel
Facsimile: (617) 686-7679

With a copy to:	Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
One Financial Center
Boston, MA 02111
Attn: Jeffrey M. Wiesen, Esquire
Facsimile: (617) 542-2241

If to the Purchaser:	Merck KGaA
Legal Department
Frankfurter Str. 250
64293 Darmstadt
Germany
Facsimile: +49 6151 72 [***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-16

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others.
     All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if made by telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the fifth business day following the day such mailing is made.
     14.57 Transferability of Shares. The Purchaser or any transferee or assignee of Registrable Securities hereby agrees not to sell, transfer, assign, exchange, pledge, hypothecate or otherwise dispose of the Registerable Securities, or any right or interest therein, whether voluntary, by operation of law or otherwise, (including by merger, asset sale, sale of stock or otherwise), except to a Permitted Assignee in accordance with Section 5.5 or with the express written consent of the Company.
     14.58 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any holder of any shares upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or in any similar breach or default occurring thereafter; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder or any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.
     14.59 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.
     14.60 Interpretation. The parties hereby acknowledge and agree that: (i) each party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-17

ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all parties hereto and not in a favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.
     14.61 Information Confidential. The Purchaser agrees that it shall keep confidential and shall not use any confidential, proprietary or secret information received by it with respect to the Company which has been marked or otherwise designated as confidential, including, without limitation, information regarding the nature of the Company’s business, financial, business development, product and marketing strategies, financial statements and reports, or reproduce, disclose or disseminate such information to any other person (other than to its employees, agents, attorneys having a need to know the contents of such information or an Affiliate that is not a Competitor of the Company), except in connection with this Agreement, unless (a) the Company has made such information available to the public generally; (b) such Purchaser is required to disclose such information by a governmental body; or (c) the Purchaser received such information in a lawful disclosure from a third party after the date of this Agreement.
     14.62 Further Assurances. From and after the date of this Agreement, the Company and the Purchaser shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.
     14.63 Headings. The headings and subheadings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
     14.64 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Agreement may be delivered via telecopier with the intention that they shall each have the same effect as an original counterpart hereof.
[Remainder of Page Intentionally Left Blank]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-18

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

COMPANY:

ARCHEMIX CORP.

By:

Name:
Title:

PURCHASER:

Merck KGaA
ppa. i.V.

[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-19

SCHEDULE 1A
OPTIMIZED LEAD COMPOUND SELECTION CRITERIA
MERCK Funded Research Projects; MERCK Internal Research Projects
OPTIMIZED LEAD COMPOUND SELECTION CRITERIA
Lead Compound is ready for [***] including, at a minimum, [***] but shall not include [***].
     Optimized Lead Selection Criteria
•	[***] for [***] is [***] or [***] to [***]

•	[***] in [***] with an [***] and an [***].

•	[***] for the [***] (e.g., no [***] to [[***]]).*

•	[***] to [***] (e.g., to [***] of [***] with an [***], [***]% of [***] in [***] and [***]% of [***]).

•	[***] (e.g., [***] on [***]).

•	[***] as [***] by [***] of [***], a [***] of the [***], or [***] of [***].*

•	[***] can be [***] using [***] with [***].

•	[***] can be [***] for [***] at [***] and [***] of [***] and with [***] and [***].

•	[***] for [***] use as [***] using [***] that [***] (e.g., [***]).

•	[***] does not [***] an [***] in the [***] of [***] to [***] other [***]).
*Specific criteria would be [***] on a [***], reflecting [***] for each program and [***] of [***], and approved by the JSC:
•	[***]

•	[***] of the [***] for its [***] (e.g. [***])

•	[***] and [***] for [***]

•	[***]
Comments
•	[***] include [***] but not [***]. [***] with [***] provides a [***] for [***] from [***].

•	The [***] of [***] is [***] by [***] the [***] of [***]. No efforts at [***] are envisioned [***] to [***].

•	[***] for [***], etc.) have yet to be established. We have [***] any [***] for [***] in these [***] up to [***] of [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 1A-1

SCHEDULE 1B
OPTIMIZED LEAD COMPOUND SELECTION CRITERIA
ARCHEMIX Internal Research Projects
OPTIMIZED LEAD COMPOUND SELECTION CRITERIA — [***]
[***] is ready for [***] including, at a minimum, [***] but shall not include [***].
     Optimized Lead Selection Criteria
•	[***] for [***] is [***] or [***].

•	[***] with an [***].

•	[***] to [***] on [***] with an [***].

•	[***] to [***] on [***].

•	[***].

•	[***] shows [***] over [***].

•	[***] is [***] so it can be [***] using [***] with [***], and [***] has been demonstrated without [***] that would [***] risk.

•	[***] of [***]% of [***] remaining following [***] in [***] and [***]% of [***] remaining following [***] in [***].

•	[***] of [***]% of [***] remaining following [***] in [***] and [***]% of [***] remaining following [***] in [***].

•	[***] to [***] and [***] of the [***].

•	[***] at [***] in [***].

•	[***] has been [***] for [***] at [***] e.g. [***] and [***] (e.g. [***]) [***] without [***] of [***] and with [***] and [***].

•	[***] of [***] at least [***] for [***] when [***].

•	[***] as [***] by [***] of [***], a [***] of the [***], or [***] of [***].

•	[***] for [***] as [***] using [***] that [***] (e.g., [***]).

•	[***] does not [***] an [***] in the [***] of [***] to [***] other [***] and/or [***]).
Comments
•	[***] include [***] but not [***]. [***] with [***] provides a [***] for [***] from [***].

•	The [***] of [***] is [***] by [***] the [***] of [***]. No efforts at [***] are envisioned [***] to [***].

•	[***] for [***], etc.) have yet to be established. We have [***] any [***] for [***] in these [***] up to [***] of [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 1B-1

OPTIMIZED LEAD COMPOUND SELECTION CRITERIA — [***]
[***] is [***] for [***] in [***] including, at a minimum, [***] but shall not include [***] or [***] of [***].
     Optimized Lead Selection Criteria
•	[***] for [***] is [***] or [***] to [***].

•	[***] with an [***].

•	[***] of [***] with an [***].

•	[***] and [***] with an [***].

•	[***] is [***] so it can be [***] using [***] with [***], and [***] has been demonstrated without [***] that would [***].

•	[***]) of [***]% of [***] remaining following [***] in [***] and/or [***] and [***]% of [***] remaining following [***] in [***].

•	[***] to [***] of the [***].

•	[***] at [***] in [***].

•	[***] has been [***] for [***] at [***] e.g. [***] and [***] (e.g. [***]) [***] without [***] of [***] and with [***] and [***].

•	[***] at [***] for [***] when [***] and/or [***].

•	[***] for the [***] (e.g., no [***] to [[***]]).

•	[***] as [***] by [***], a [***] of the [***], or [***] of [***].

•	[***] for [***] as [***] using [***] that [***] (e.g., [***]).

•	[***] does not [***] an [***] in the [***] of [***] to [***] other [***] (typically restricted to [***] and/or [***]).
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 1B-2

Comments
•	[***] include [***] but not [***]. [***] with [***] provides a [***] for [***] from [***].

•	The [***] of [***] is [***] by [***] the [***] of [***]. No efforts at [***] are envisioned [***].

•	[***] for [***], etc.) have yet to be established. We have [***] any [***] for [***] in these [***] up to [***] of [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 1B-3

SCHEDULE 2A
TARGET EXCLUSIVITY LIST
[Left Intentionally Blank]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 2A-1

SCHEDULE 2B
ARCHEMIX INTERNAL PROGRAM TARGETS
•	[***]

•	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 2B-1

SCHEDULE 3
LICENSED PATENT RIGHTS
[see following pages]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 3-1

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[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 3-2

[***]	[***]	[***]	[***]	[***]	[***]

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[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 3-3

[***]	[***]	[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 3-4

[***]	[***]	[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 3-5

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[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 3-6

[***]	[***]	[***]	[***]	[***]	[***]

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[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 3-7

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 3-8

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 3-9

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 3-10

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 3-11

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 3-12

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 3-13

SCHEDULE 4
EXCLUDED APTAMERS
•	[***]

•	[***]

•	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 4-1

SCHEDULE 5A
DEVELOPMENT CANDIDATE SELECTION CRITERIA
MERCK Funded Research Projects; MERCK Internal Research Projects
DEVELOPMENT CANDIDATE SELECTION CRITERIA
     Development Candidate Selection Criteria
•	[***] from [***] and [***] of [***] and [***] in [***] (e.g., [***] (or [***]) by a [***]).

•	[***] of [***] with [***] or [***] of [***] with [***] to [***] of [***] in [***] and [***] with the [***].

•	[***] in [***] appears [***] for the [***].

•	[***] and [***].

•	[***] (incl. [***])

•	[***] with [***], as defined [***] the [***] (thus [***])
([***] requires [***] of [***])
o	[***] remain [***] than a [***] (as measured by [***]) [***] the [***] (e.g., after [***]).
•	(If [***] requires [***])
o	[***] after [***] in [***], with [***] to [***].

o	With [***] in [***], no [***] of [***] in [***] of [***] the [***] (e.g., after [***]) which would result in a [***] in the [***] to [***] of [***].
•	(If [***] requires [***])
o	[***] of [***] in [***].

o	[***] and [***] must permit a [***] that can [***] be [***] though a [***] or [***].

o	[***] at [***] in [***] at [***] and [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 5A-1

SCHEDULE 5B
DEVELOPMENT CANDIDATE SELECTION CRITERIA
ARCHEMIX Internal Research Projects.
DEVELOPMENT CANDIDATE SELECTION CRITERIA
Development Candidate Selection Criteria
•	[***] from [***] and [***] of [***] and [***] in [***] (e.g., [***] (or [***]) by a [***]).

•	[***] of [***] with [***] or [***] of [***] with [***] to [***] of [***] in [***] and [***] with the [***].

•	[***] in [***] appears [***] for the [***].

•	[***] and [***].

•	[***]

•	[***] with [***], as defined [***] the [***] (thus no [***])
(If [***] requires [***] of [***])
o	[***] remain [***] than a [***] (as measured by [***]) [***] the [***] (e.g., after [***]).
•	(If [***] requires [***])
o	[***] after [***] in [***], with [***] to [***].

o	With [***] in [***], no [***] of [***] in [***] of [***] the [***] (e.g., after [***]) which would result in a [***] in the [***] to [***] of [***].
•	(If [***])
o	[***] of [***]

o	[***] and [***] must permit a [***] that can [***] be [***] though a [***] or [***].

o	[***] at [***] in [***] at [***] and [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 5B-1

SCHEDULE 6
FORM OF PRESS RELEASE
[see following pages]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 6-1

MEDIA CONTACTS
For Archemix:
Kathryn Morris
Yates and Associates
Tel: 914-204-6412
INVESTOR CONTACTS
Lilian Stern
Stern Investor Relations
Tel: 212-362-1200
Archemix and Merck KGaA Sign Strategic Alliance
Collaboration to Focus Primarily on Cancer Therapeutics Using Novel Aptamer Technology
CAMBRIDGE, Mass. — June 11, 2007 — Archemix Corp. and Merck Serono, a division of Merck KGaA, Darmstadt, Germany, announced today that they have formed a multi-year strategic alliance to discover, develop and commercialize first-in-class aptamer therapeutics with a primary focus on the treatment of cancer. The alliance combines Archemix’ proprietary SELEX technology to discover and generate aptamer candidates with Merck’s demonstrated oncology drug development and commercialization capabilities.
The collaboration gives Merck Serono the option to obtain product licenses to certain of Archemix’s lead stage aptamer programs in oncology and the right to select and develop aptamers against six additional targets in oncology and other indications, including autoimmune and inflammation disorders. In addition, Merck Serono is granted a license to use Archemix’s SELEX® technology for internal target validation. Archemix has the option to exercise a co-development and co-promote option on any of the products being developed on a 50:50 cost and profit-sharing basis in the United States. This is the second research agreement this year between the two companies.
Under the terms of the agreement, Archemix will receive a $29.8 million equity investment from Merck KGaA. Merck KGaA also retains an option, under certain circumstances, to acquire additional Archemix common stock upon an initial public offering. Other financial terms were not disclosed.
“The collaboration with Merck Serono represents a key strategic initiative for Archemix and the development of our pipeline, especially in the area of cancer,” said Errol De Souza, Ph.D., President and CEO, Archemix. “We will be working with a recognized leader in drug development to discover, develop and commercialize first-in-class aptamer-based therapeutics. With our co-development and co-promote options we can participate in the development and
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 6-2

commercialization of certain of the products that come out of the collaboration while simultaneously generating cash flows to fund our proprietary aptamer pipeline.”
“Aptamers have the potential to play a key role in the next generation of drugs in our core therapeutic areas,” said Dr. Bernhard Kirschbaum, Executive Senior Vice President and Director of Research, Merck Serono. “Archemix is the leader in the discovery of aptamer therapeutics and we believe that, as a class, aptamers can create a new paradigm of treatment.”
About Aptamers
Aptamers are single-stranded nucleic acids that form well-defined three dimensional shapes, allowing them to bind target molecules in a manner that is conceptually similar to antibodies. Aptamers combine the optimal characteristics of small molecules and antibodies, including high specificity and affinity, chemical stability, low immunogenicity and the ability to target protein-protein interactions. In contrast to monoclonal antibodies, aptamers are chemically synthesized rather than biologically expressed.
About Archemix
Archemix Corp. is a privately-held biopharmaceutical company developing aptamers as a class of directed therapeutics for the prevention and treatment of human disease. The company is leveraging its proprietary drug discovery technology to fuel the growth of its development portfolio, which is primarily focused on acute cardiovascular and hematology diseases and cancer. Archemix’s broad product pipeline, being developed both by the company as well as its licensees, includes multiple investigational compounds at various stages of development, several of which are moving into advanced clinical trials. Archemix’s lead proprietary product, ARC1779, a selective platelet inhibitor, is anticipated to start Phase IIa clinical trials before the end of 2007. Archemix’ leadership position in intellectual property, technology and expertise relating to aptamers has enabled it to form numerous collaborations with biotechnology and pharmaceutical collaborators, including Merck Serono, Pfizer Inc., Elan Pharma, Nuvelo, Inc., Antisoma plc., and Regado Biosciences. For more information, please visit www.archemix.com.
About Merck
Merck is a global pharmaceutical and chemical company with sales of EUR 6.3 billion in 2006, a history that began in 1668, and a future shaped by 35,091 employees in 62 countries. Its success is characterized by innovations from entrepreneurial employees. Merck’s operating activities come under the umbrella of Merck KGaA, in which the Merck family holds an approximately 70% interest and free shareholders own the remaining approximately 30%. In 1917 the U.S. subsidiary Merck & Co. was expropriated and has been an independent company ever since.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 6-3

Your Contact

News Release	Phyllis Carter
Phone +49 6151-72 7144
June 11, 2007
Merck KGaA Signs Strategic Alliance With Archemix
Darmstadt, June 11, 2007 — Merck KGaA announced today that it has formed a multi-year strategic alliance between its Merck Serono division and Archemix Corp. of Cambridge, Massachusetts, to discover, develop and commercialize first-in-class aptamer therapeutics with a primary focus on the treatment of cancer. Additional areas of the collaboration include autoimmune and inflammatory disorders. The alliance combines Archemix’ proprietary SELEX® technology to discover and generate aptamer candidates with Merck Serono’s drug development and commercialization capabilities. In addition, Merck Serono is granted a license to use Archemix’s SELEX® technology for internal target validation.
The collaboration gives Merck Serono the option to obtain product licenses to certain of Archemix’s lead-stage aptamer programs and the right to select and develop aptamers against six targets in oncology and other indications. Archemix has the option to exercise a co-development and co-promote option on any of the products being developed on a 50:50 cost and profit-sharing basis in the United States. This is the second research agreement this year between the two companies.
Additionally, Merck KGaA will make a $29.8 million equity investment in Archemix. Merck KGaA also retains an option, under certain circumstances, to acquire additional Archemix common stock upon an initial public offering. Other financial terms were not disclosed.
“Aptamers have the potential to play a key role in the next generation of drugs in our core therapeutic areas.” said Dr. Bernhard Kirschbaum, Executive Senior Vice President and Director of Research, Merck Serono. “Archemix is the leader in the discovery of aptamer therapeutics and we believe that, as a class, aptamers can create a new paradigm of treatment.”
“The collaboration with Merck Serono represents a key strategic initiative for Archemix and the development of our pipeline, especially in the area of oncology,” said Errol De Souza, Ph.D., President and CEO, Archemix. “We will be working with a recognized leader in drug development to discover, develop and commercialize first-in-class aptamer-based therapeutics. With our co-development and co-promote options we can participate in the development and commercialization of certain of the products that come out of the collaboration while simultaneously generating significant cash flows to fund our proprietary aptamer pipeline.”
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 6-4

About Aptamers
Aptamers are single-stranded nucleic acids that form well-defined three dimensional shapes, allowing them to bind target molecules in a manner that is conceptually similar to antibodies. Aptamers combine the optimal characteristics of small molecules and antibodies, including high specificity and affinity, chemical stability, low immunogenicity and the ability to target protein-protein interactions. In contrast to monoclonal antibodies, aptamers are chemically synthesized rather than biologically expressed.
About Archemix
Archemix Corp. is a privately-held biopharmaceutical company developing aptamers as a class of directed therapeutics for the prevention and treatment of human disease. The company is leveraging its proprietary drug discovery technology to fuel the growth of its development portfolio, which is primarily focused on acute cardiovascular and hematology diseases and cancer. Archemix’s broad product pipeline, being developed both by the company as well as its licensees, includes multiple investigational compounds at various stages of development several of which are moving into advanced clinical trials. Archemix’s lead proprietary product, ARC1779, a selective platelet inhibitor, is anticipated to start Phase IIa clinical trials before the end of 2007. Archemix’ leadership position in intellectual property, technology and expertise relating to aptamers has enabled it to form numerous collaborations with biotechnology and pharmaceutical collaborators, including Merck Serono, Pfizer Inc., Elan Pharma, Nuvelo, Inc., Antisoma plc., and Regado Biosciences. For more information, please visit www.archemix.com.
All Merck Press Releases are distributed by e-mail at the same time they become available on the Merck Website. Please go to http://www.subscribe.merck.de to register online, change your selection or discontinue this service.
Merck is a global pharmaceutical and chemical company with sales of EUR 6.3 billion in 2006, a history that began in 1668, and a future shaped by 35,091 employees in 62 countries. Its success is characterized by innovations from entrepreneurial employees. Merck’s operating activities come under the umbrella of Merck KGaA, in which the Merck family holds an approximately 70% interest and free shareholders own the remaining approximately 30%. In 1917 the U.S. subsidiary Merck & Co. was expropriated and has been an independent company ever since.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 6-5

SCHEDULE 7
REGIONAL OFFICES OR COUNTRIES IN WHICH
PATENT APPLICATIONS ARE TO BE NATIONALIZED
OR OTHERWISE PROSECUTED, FILED AND MAINTAINED
[***] (PCT)
[***]* (PCT)
[***] (PCT)
[***] (PCT)
[***] (PCT)
[***] (PCT)
[***] (PCT)
[***] (PCT)
[***] (PCT)
[***] (PCT)
[***] (PCT)
[***] (national)
[***] (PCT)
[***] (PCT)
[***] (PCT)
[***] (PCT)
[***] (national via extension)

* [***]
In addition, any country not listed above in which MERCK customarily pursues patent protection for a commercial product, taking into account all relevant factors (including, as applicable and without limitation, stage of development, mechanism of action, efficacy and safety relative to competitive products in the marketplace, actual or anticipated Regulatory Authority approved labeling, the nature and extent of market exclusivity (including patent coverage and regulatory exclusivity), cost and likelihood of obtaining Commercialization Regulatory Approval, actual or projected profitability and availability of capacity to manufacture and supply for commercial sale).
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 7-1

SCHEDULE 8
TERMS TO BE INCLUDED IN
FORM OF CO-PROMOTION AGREEMENT
          The Co-Promotion Agreement to be negotiated by the Parties in accordance with Section 4.10.2 shall contain the following terms. Capitalized terms used in this Schedule 8 and not otherwise defined have the meanings given to them in the Agreement. For purposes of this Schedule 8, references to MERCK shall be deemed to refer to any Affiliate of MERCK executing the Co-Promotion Agreement.
•	ARCHEMIX and MERCK shall [***], at ARCHEMIX’s [***]ARCHEMIX and MERCK [***] MERCK, which shall be[***] of the [***] shall be [***] as set forth in the [***]. In the [***] on a [***] by the [***], then [***] of an ARCHEMIX [***], and [***]ARCHEMIX [***], the [***] shall be [***] to the [***], but if the [***]MERCK shall [***], but shall only [***] of the [***].

•	A [***] shall be [***] by MERCK for [***] [***] for the [***] for [***] by the [***] which shall [***], but not be [***] of such [***] in the [***] to be [***] of any[***] of the [***] of such [***] at least [***] and [***] for such [***]in the [***] for such [***]in the [***].

•	[***] of both MERCK and ARCHEMIX. For the ARCHEMIX [***] on the [***]. For the [***] of the [***], provided that the [***] of MERCK [***].

•	Each [***] that ARCHEMIX [***] of the [***] of the [***] for the [***] in the [***] of the [***] in the [***]. The [***] shall be [***]shall be [***].

•	Each [***] under each [***] and to [***] with the other [***]. The [***] that the [***] the [***] (which [***], and a [***] that shall be [***] for purposes of the [***].

•	Each [***] for a [***]. Each [***] shall have the r[***] of the [***].

•	MERCK shall [***] and for [***] as may be [***] and other [***], but shall, in [***].

•	MERCK shall [***] for the [***].

•	MERCK shall [***].

•	MERCK shall [***] for the [***].

•	MERCK shall [***] under which [***]. The [***] in the [***] under such [***].

•	[***]MERCK.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 8-1

•	[***] shall be [***] with the [***].

•	The [***]with [***]. With regard to any [***] by a [***] to the [***] and to [***] that, to the [***] of the [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 8-2

SCHEDULE 9
MERCK’S STANDARD EXCHANGE RATE METHODOLOGY
APPLIED IN ITS EXTERNAL REPORTING
MERCK’s standard exchange rate methodology uses the applicable [***] foreign exchange rate as published by the [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 9-1

SCHEDULE 10
PROGRAM CHEMISTRIES
[***]: [***] containing [***], or [***] of [***].

[***]:
[***]
[***]
[***]
[***]
[***]
[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 10-1

SCHEDULE 11
CALCULATION OF NET INCOME
“Advertising” means the [***] of the [***] in the [***] through [***] and [***] for [***], and [***] and [***] and [***]; provided, however, that [***]. With regard to [***] and [***] of such [***] and [***] for the [***] of this [***] “Annual Net Income” means the [***].
     “Co-Development Commercialization Costs” means the [***] and [***] and [***], and/or MERCK [***]; and [***] or [***] to be a [***].
     “Cost of Goods” means the [***] to the [***] of a [***] for [***] with [***] with the [***]and [***] and [***] , or other such [***] to the [***] and [***] with a [***].
     “Detail” has the meaning [***].
     “General Public Relations” means [***] which [***] the [***] or [***] in a [***] that such [***] or its [***] of the [***] of the [***] to this [***] are not [***]and [***].
     “License Fees” means [***] to the [***] of a [***] in the [***]. If the [***] other than [***] in the [***], then only an [***] by the [***].
     “Marketing Expense” means [***] and all [***] for those [***] to the [***] by the [***] to the [***] for the [***] in the [***] on such [***]and for [***] shall not [***] or any other [***] as a [***].
     “Net Income” means, [***] in the [***] of such [***] to the [***] in the [***] to the [***] with or [***] in each [***] for that [***] of a [***] and not for the [***].
     “Net Sales” has the meaning [***].
     “Personnel Costs” means the [***] by or under [***], but not [***].
     “Product Trademark” has the meaning [***].
     “Promotion Expense” means [***]by MERCK or ARCHEMIX and [***] to the [***] of a [***] in the [***] to the [***], but not [***] and [***] for the [***]. [***]:
1. There shall be [***] has been [***] it shall [***].
2. To the extent an [***] or a [***] and shall [***].
[***], and all [***]MERCK and ARCHEMIX in [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 11-1

SCHEDULE 12
FORM OF MATERIALS TRANSFER AGREEMENT
MATERIAL TRANSFER AGREEMENT FOR RESEARCH
     This Agreement, effective this ___day of                     , is by and between Merck KGaA, a company organized under the laws of Germany with offices at Frankfurter Str. 250, 64293 Darmstadt, Germany (“Merck”), and Archemix Corp., a company organized under the laws of the State of Delaware having a place of business at 300 Third Street, Cambridge, Massachusetts 02142 (“Archemix”).
     WHEREAS, Archemix has provided a Primary Compound Candidate Notice or Backup Compound Candidate Notice pursuant to Section 3.9.1(a) or (b), respectively, of the Collaborative Research and License Agreement (“License Agreement”) executed by the parties on June ___, 2007.
     NOW THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties agree as follows:
     1. Supply of Materials. Archemix shall supply Merck with ___mg of the applicable Primary Compound Candidate or Backup Compound Candidate (“Materials”). Materials shipped to Merck shall be delivered by special courier to the attention of [INSERT NAME AND ADDRESS].
     2. Use of Materials. The Materials provided to Merck by Archemix under the terms of this Agreement may only be used by Merck to conduct experiments during the Term (the “Research”) for purposes of determining whether to exercise a Compound Candidate Option pursuant to Section 3.9.4 of the License Agreement (the “Evaluation”). The Materials (i) may not be used other than in the Research for purposes of conducting the Evaluation, (ii) may not be altered in any way, whether by an addition to, or a disassembly of, the Material, (iii) may only be used by employees of Merck or any of its Affiliates for the Research, and (iv) may not be provided, transferred, or sold by Merck to any third party without the prior written consent of Archemix.
     3. Return of Materials. Upon the earlier of completion of the Research or expiration of the Agreement, Merck shall return to Archemix all unused Materials.
     4. No Implied Licenses. The transfer of the Materials by Archemix under this Agreement does not grant to Merck any rights or licenses to any intellectual or other proprietary property owned or controlled by Archemix.
     5. Research Results.
     5.1 Merck shall keep complete, accurate, and authentic accounts, notes, technical
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 12-1

reports, data, information, records and results of the Research performed under this Agreement (“Research Results”) and shall provide Archemix with a monthly report thereof during the Term.
     5.2 Subject to Merck’s exercise of a Primary Compound Candidate Option or Backup Compound Candidate Option, as applicable, pursuant to Section 3.9.4 of the License Agreement, the Research Results shall be held in strict confidence by Merck. The Research Results shall not be used by Merck for any purpose other than for performing the Evaluation without Archemix’s prior written consent.
     6. Inventions. Subject to Merck’s exercise of a Primary Compound Candidate Option or Backup Compound Candidate Option, as applicable, pursuant to Section 3.9.4 of the License Agreement, (i) all data, improvements, discoveries, inventions or know-how, whether patentable or not (“Inventions”), arising out of the Research including Inventions pertaining to the Materials and/or therapeutic or diagnostic uses of the Materials shall be the sole property of Archemix and (ii) Merck hereby assigns to Archemix its entire right, title and interest in and to any Inventions developed pursuant to this Agreement and agrees to execute such documents and to take such actions as may be necessary to give effect to this provision.
     7. Confidentiality. Subject to Merck’s exercise of a Primary Compound Candidate Option or Backup Compound Candidate Option, as applicable, pursuant to Section 3.9.4 of the License Agreement and Section 5.2.2 of this Agreement, during the Term of this Agreement and for a period of ten (10) years thereafter, Merck shall maintain in confidence all know-how, data, processes, techniques, formulas, test data and other information and all tangible and intangible embodiments thereof of any kind whatsoever (“Confidential Information”) disclosed by Archemix in connection with the Research. This obligation of confidentiality shall not apply to the extent that it can be established by Merck that the Confidential information:
(a)	was already known to Merck at the time of disclosure as evidenced by competent business records of Merck;

(b)	was generally available to the public or otherwise part of the public domain at the time of its disclosure;

(c)	became generally available to the public or otherwise part of the public domain after its disclosure to Merck through no act or omission of Merck;

(d)	was disclosed to Merck by a third party who had no obligation to Archemix not to disclose such information;

(e)	was independently developed by Merck without the use of the Archemix’s Confidential Information as evidenced by competent business records of Merck.
     8. Term and Termination. This Agreement shall remain in force for six (6) months or until the Research has been completed, whichever occurs first (the “Term”). Subject to Merck’s exercise of a Primary Compound Candidate Option or Backup Compound Candidate Option,
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 12-2

upon expiration of this Agreement, Merck shall cease all Research and Archemix shall have no further obligation to supply Merck with Materials and may request the return of all unused Materials in Merck’s possession. Any rights or obligations set forth herein which by their nature are intended to extend beyond the Term of the Agreement shall survive the expiration or termination of the Agreement, including, but not limited to the obligations set forth in paragraphs 2, 3, 6, 7, 8 and 9.
     9. Authorization; Compliance with Laws. Merck warrants that: (i) it is permitted to enter into this Agreement, (ii) the terms of this Agreement are not inconsistent with other contractual obligations (express or implied) it has or may have, and (iii) all research conducted by Merck will comply with all applicable government laws, regulations and guidelines, including, but not limited to, those relating to animal testing, to biotechnological research and to the handling and containment of hazardous and biohazardous materials.
     10. No Warranties. THE MATERIALS BEING SUPPLIED TO MERCK ARE SUPPLIED BY ARCHEMIX WITH NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. ARCHEMIX MAKES NO REPRESENTATIONS THAT THE USE OF THE MATERIALS WILL NOT INFRINGE ANY PATENT OR PROPRIETARY RIGHTS OF THIRD PARTIES.
     11. Indemnification. Merck agrees to indemnify, defend and hold harmless Archemix, its directors, officers, agents and employees from and against any and all costs, expenses or liabilities arising as a result of or in connection with Merck’s use of Materials provided under the terms of this Agreement or any violation of the terms and conditions herein.
     12. Parties Independent. In making and performing under this Agreement, the parties shall act as independent contractors without the authority to bind one another or act as agent for one another.
     13. Amendment. This Agreement may only be amended by an instrument in writing signed by a duly authorized officer of each of the parties.
     14. Assignment. This Agreement shall not be assignable by either party to this Agreement to a third party without the prior written consent of the other party to this Agreement, except that either party may assign this Agreement to a third party without the prior written consent of the other party in the event of a merger of the party with, or sale of substantially all of the party’s assets to, the third party.
     15. Governing Law. This Agreement shall be governed by the laws of the State of New York, without regard to its choice of law principles.
     16. No Conflict. Merck represents that any existing or future obligations to any third party shall neither conflict with nor compromise the Research to be performed pursuant to this Agreement. Further, Merck represents that the execution of this Agreement and performance of
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 12-3

the Research hereunder does not and will not breach any other agreement, arrangement, understanding, or obligation of confidentiality to which the Merck is a party or by which Merck is bound, and during the term of this Agreement Merck will not enter into any agreement, either written or oral, in conflict herewith.
     17. Integration. This Agreement and the License Agreement constitutes the entire agreement of the Parties with respect to the Research and Materials and supersedes all previous oral and written agreements, if any, among the Parties regarding the Research and Materials.
     IN WITNESS WHEREOF, this Agreement shall be effective on the date it has been signed below by both parties.

ARCHEMIX CORP.

By:

Name:

Title:

Date:

MERCK KGaA

By:

Name:

Title:

Date:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 12-4

SCHEDULE 13
CO-DEVELOPMENT COSTS
(AND [***] FOR THEIR [***])
AND CO-DEVELOPMENT REGULATORY COSTS
1	Definitions.

Words and phrases used in this Schedule shall have the meanings defined elsewhere in the Agreement. In addition, the following words and phrases shall have the following stated or referenced meanings in this Schedule:

[***]1.2 “Co-Development Costs” means [***] to [***] for a [***] in the [***] for a [***] shall [***]and [***], of the [***]:
(a)	[***] and other [***] ;

(b)	[***] and [***];

(c)	[***] and [***] for use in [***];

(d)	[***] and [***], and other [***] with the [***];

(e)	[***]; and

(f)	[***] to [***] in the [***].
“Co-Development FTE” shall mean [***] of [***] to or in [***] with respect to a [***] that are [***], with [***] in effect at the [***]“ARCHEMIX Co-Development FTE Rate(s)” means, [***] to a [***] at the [***] for such [***]for [***] at such [***], that, on [***]of each [***] for such [***], the [***] shall be [***] in the [***]. For [***] of this [***] of this [***] is as [***] to[***] and/or [***].

“MERCK Co-Development FTE Rate(s)” means, [***] to a [***] at the [***] provided, that, on [***] of each [***] of its [***], the [***] shall be [***]in the [***]. For purposes of this [***] of this [***].

“Co-Development FTE Rate(s)” means, [***]. For [***] to the [***].

“Co-Development FTE Cost” means, [***] in such [***] to be [***] by the [***], at the [***].

1.3	“External Co-Development Costs” means the [***] by a [***] or to be [***].

1.4	“Internal Co-Development Costs” means the [***] by [***]. For purposes of [***].

1.5	“Co-Development Regulatory Costs” means [***] that are [***]with the [***] to the [***], and the [***], for any [***] for a [***] shall [***], of the [***]:
(a)	[***] for the [***];

(b)	[***] or other [***]; and
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 13-1

(c) [***] with a [***] with a [***] with respect to [***].
1.6 “External Co-Development Regulatory Costs” means the [***] by a [***] or to be [***].
“Internal Co-Development Regulatory Costs” means the [***]. For purposes of [***]2 [***] shall be [***]:
2.1 [***] in the [***] of the [***], to the [***] of the [***].
At the [***] of an [***] of a [***] from the [***] of the [***].
2.2 Consistent with [***] of the [***], to the extent that the [***] with such [***] of such [***], shall be [***].
2.3 Consistent with [***], and the [***] from or in [***] with such [***] to be [***] shall be [***], and none of such [***] for a [***] with any[***] of the [***] shall not be [***] provided, that, [***] in the [***] shall be [***].
2.4 If a [***] of the [***], and the [***] from or in [***] outside the [***] with respect to [***] shall be [***]. To the extent [***] which is [***] of the [***] outside the [***] shall be [***] MERCK, and [***]shall be [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Sched. 13-2